As filed with the Securities and Exchange Commission on
                               April 30, 1999
                         Registration No. 33-13754

                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                                  FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           X
     PRE-EFFECTIVE AMENDMENT NO.
                                   -----
     POST-EFFECTIVE AMENDMENT NO.    23                           X
                                   -----
                                   and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   X
           AMENDMENT NO. 23                                       X
                        -----

                        ADVANCE CAPITAL I, INC.
----------------------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)

  One Towne Square, Suite 444, Southfield, Michigan      48076
----------------------------------------------------   ---------
     (Address of Principal Executive Offices)          (Zip Code)

Registrant's Telephone Number, including Area Code(248) 350-8543
                                                  --------------

                    John C. Shoemaker, President
Advance Capital I, Inc., One Towne Square, Suite 444, Southfield,
Michigan 48076
----------------------------------------------------------------------
               (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering April 30, 1999
                                             --------------
It is proposed that this filing will become effective (check appropriate box)
            immediately upon filing pursuant to paragraph (b) of Rule 485 on (date) pursuant to paragraph (b)

     x      60 days after filing pursuant to paragraph (a)(i)

            on (date) pursuant to paragraph (a)(i)

            75 days after filing pursuant to paragraph a(ii)

            on (date) pursuant to paragraph a(ii) of rule 485

If appropriate, check the following box:
       this post-effective amendment designates a new effective date previously filed post-effective amendment

Title of Securities Being Registered  Class A, B, C, E, F
                                      -------------------

                           ADVANCE CAPITAL I, INC. FUNDS
                        An investment company with five funds

                                    P.O. Box 3144
                                Southfield, MI  48037

                                     PROSPECTUS

ADVANCE CAPITAL I FUNDS:

     Bond Fund

     Retirement Income
     Fund

     Balanced Fund

     Cornerstone Stock
     Fund

     Equity Growth Fund

                                 April 30, 1999

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                        1
[SIDEBAR]
A WORD ABOUT RISK...

Risk is the possibility that your investment might lose value. When assessing risk, it is important to remember that the higher the risk of losing money, the higher the potential reward. As you consider an investment in the funds, you should also consider your own tolerance for the daily fluctuations in the stock and bond markets.

BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE
FOLLOWING PAGES, YOUR INVESTMENT IN THE FUNDS, AS WITH
ANY INVESTMENT, COULD LOSE MONEY!

There are risk associated with any investment. Below are some of the most common types of risk that all funds are subject to.

- "INTEREST RATE RISK",	is the potential for fluctuations
in bond prices due to changing interest rates. Bonds with longer maturities have greater interest rate risk than do bonds with shorter maturities.
[END SIDEBAR]


RISK/RETURN SUMMARY:
INVESTMENTS, RISKS, AND PERFORMANCE
The purpose of this section is to provide you with a brief overview of each of the funds. There is no guarantee that any of the funds will meet its stated investment objective. Each fund's share price will change based on changes in the market. Shares may be worth more or less when you sell them than when you purchased them. The likelihood of loss is greater if you invest for a shorter period of time. Mutual fund shares are not deposits of, obligations of, or guaranteed by any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other agency, and are subject to investment risk, including possible loss of the original amount invested.

THE BOND FUND
SEEKS TO PROVIDE INVESTORS WITH THE HIGHEST LEVEL OF CURRENT INCOME WITHOUT UNDUE RISK OF PRINCIPAL.

INVESTMENT STRATEGIES
The fund strives to meet its investment objective by investing in a broad range of fixed income investments. The portfolio manager looks for investment grade corporate bonds, securities issued or guaranteed by the U. S. Government and high yield corporate bonds.

SECURITY SELECTION
The average weighted maturity of the portfolio securities in the Bond Fund will be between five and twenty-five years. The fund may invest as much as 45 percent of the portfolio in lower rated, high-yielding securities, rated between Ba1 and B2 by Moody's Investors Service, or between BB+ and B by Standard and Poors.
If the quality rating criteria are met at the time of investment, a later decline in the rating by either or both of the rating agencies shall not be a violation of the investment policies of the fund.

The remaining assets may be invested in preferred stocks, U.S.
Government agency securities, U.S. Government obligations and money market instruments.

                        2
[SIDEBAR]
- "CREDIT RISK", the chance that the issuer of a bond will default on its promise to pay interest and/or principal at maturity. Credit ratings are an attempt to assess this risk. All things being equal, the lower a bond's credit rating, the higher the interest the bond must pay in order to attract investors and compensate them for taking the additional risk.

- "MANAGER RISK", the possibility that one or more of the fund's advisers may do a poor job of selecting stocks or bonds.

- "MARKET RISK", the possibility that stock prices overall will decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

- "OBJECTIVE RISK", the chance that returns from the type of stocks selected for a particular fund will trail the returns of the stock market in general.

[END SIDEBAR]


When choosing investments, the portfolio manager adheres to the following policies:

     1) The Bond Fund invests at least 65 percent of its assets in corporate or U. S. Government bonds.
     2) The fund can invest as much as 45 percent of the portfolio in lower-rated high-yielding securities and as much as 25 percent of the portfolio in mortgage backed securities, backed by the U.S. Government.
     3)	  No more than 50 percent of the fund's assets will be invested in obligations issued or guaranteed by the U.S. Government.
     4)	  The fund may hold unrated securities if the portfolio
          manager believes that the securities are comparable in investment quality to the rated securities. However, the fund will hold no more than 5 percent of the portfolio in unrated securities.
     5)	  In addition to credit ratings, the portfolio manager also
          uses credit analysis and security research when choosing bonds.

          The portfolio manager looks at the following:
		.  present and potential liquidity
		.  capability to generate funds
		.  profitability
		.  adequacy of capital

The Bond Fund may adjust the average maturity based on the interest rate outlook. When interest rates are expected to rise and bond prices fall, the fund may hold bonds with a shorter average maturity. When rates are expected to fall and bond prices rise, the fund may hold bonds with a longer average maturity.

RELATED RISKS
LIMITED OPERATING HISTORY - The Bond Fund changed investment objectives in February ,1999. In years prior, the Bond Fund consisted mainly of investment grade fixed income securities. The fund now includes high yield bonds which makes the fund a more risky investment. Due to the change in objective, there is little operating or performance history for the fund.

LOW CREDIT RATING - Issuers of high-yield securities may not be as strong financially as those companies issuing bonds with higher credit ratings. Investments in such companies are considered to be more
speculative than higher quality investments.   In addition, the value
of debt securities may be affected by changing credit ratings or changes in interest rates.

                        3
[SIDEBAR]
- "CALL RISK", is the risk that the issuer of the bonds will buy them back before the stated maturity date. Issuers will call bonds during times when interest rates are declining. Thus, the issuer can save money by paying less interest to its investors. Although calling bonds is attractive for issuers, it places the investor at a disadvantage. The bond holder must replace the called bond with one that may have a lower yield and a higher price than the original bond. In addition, investors may have to reinvest their money at lower interest rates, reducing income and total return.
[END SIDEBAR]

CALL RISK - High-yield, high-risk bonds may be very sensitive to economic changes. During times of economic uncertainty there may be an increase in volatility of market prices and yields of high-yield, high-risk bonds, and, in turn, the fund's net asset value. High-yield, high risk bonds may contain redemption or call provisions which, if called during a period of declining interest rates, may cause the fund to replace the security with a lower yielding security, resulting in a decreased return for investors.

LIMITED MARKET TRADING - There may be little market trading for particular bonds, which may affect the fund's ability to value or sell the bonds.

INVESTMENT RESULTS
The following information illustrates how the fund's results may vary:

[EDGAR REFERENCE - ADVANCE CAPITAL I, INC. BOND FUND ANNUAL RETURNS BAR CHART FOR 1988-1998]

The fund's highest/lowest quarterly results during this time period were:
HIGHEST:      + 7.3%	2ND QUARTER 1995
LOWEST:       - 3.4%	1ST QUARTER 1995

WHO SHOULD INVEST?
The Bond Fund may be suitable for you if:

   *  You want to add a fixed income fund to your existing portfolio
   *  You have a long term time horizon (5 years or more)
   *  You prefer current income rather than growth

                        4
[SIDEBAR]

A WORD ABOUT BONDS AND INTEREST RATES...

When interest rates rise, bond prices fall. The opposite is also true. Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5 percent yield. A year later, interest rates are on the rise and bonds are offered with a 6 percent yield. With higher yielding bonds available, you would have trouble selling your 5 percent bond for the price you paid, causing you to lower your asking price. On the other hand, if interest rates were falling and 4 percent bonds were being offered, you would be able to sell your 5 percent bond for more than you paid.

[END SIDEBAR]
THE RETIREMENT INCOME FUND
SEEKS TO PROVIDE INVESTORS WITH A HIGH LEVEL OF INCOME

INVESTMENT STRATEGIES
The portfolio manager strives to meet the fund's investment objective by investing as much as 33 percent of the fund in fixed income securities which carry a quality rating below investment grade as given by the major rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. These low rated securities are commonly referred to as "high yield bonds" or "junk bonds".

SECURITY SELECTION
The Retirement Income Fund invests at least 65 percent of its assets in corporate or U.S. Government bonds. The remaining assets may be invested in preferred stocks, U.S. Government agency securities, U.S. Government obligations, and money market instruments.

When choosing investments, the portfolio manager adheres to the following policies:

	1)	The fund may invest up to 33 percent of assets in
                lower rated, higher yielding securities, rated
                between Ba1 and B2 by Moody's or between BB+ and B
                by S&P at the time of purchase. If the rating falls after purchase, the fund may still hold the security. At no time will the fund hold bonds rated below B- by S&P and B3 by Moody's.
	2)	No more than 50 percent of the fund's assets will be
                invested in obligations issued or guaranteed by the U.S. Government.
	3)	At least 50 percent of assets will be invested in the
                following securities:
                * obligations of, or guaranteed by the U.S. Government or its agencies

                *  corporate debt or preferred stocks rated Baa3 or
                   higher by Moody's, or BBB- or higher by S&P
	4)	The fund may hold unrated securities if the portfolio
 		manager believes that the securities are comparable in investment quality to the rated securities. However, the fund will hold no more than 5 percent of the portfolio in unrated securities.
	5)	The portfolio manager uses credit analysis and security
		research in addition to credit ratings when choosing bonds. The portfolio manager takes into consideration such factors as the following:
			.  present and potential liquidity
			.  capability to generate funds
			.  profitability
			.  adequacy of capital

                        5
The fund may adjust the average maturity based on the interest rate outlook. When interest rates are expected to rise and bond prices fall, the fund may hold bonds with a shorter average maturity. When rates are expected to fall and bond prices rise, the fund may hold bonds with a longer average maturity.

The Investment Adviser may adjust the quality of bonds held based on current economic conditions. Any adjustment in the maturity or quality of the holdings may cause an increase in portfolio turnover resulting in an increase in expenses. The fund's policies regarding lower rated debt securities can be changed at any time without shareholder approval.

RELATED RISKS
LOW CREDIT RATING - Issuers of high-yield securities may not be as strong financially as those companies issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments. In addition, the value of debt securities may be affected by changing credit ratings or changes in interest rates.

CALL RISK - High-yield, high-risk bonds may be very sensitive to economic changes. During times of economic uncertainty there may be an increase in volatility of market prices and yields of high-yield, high-risk bonds, and, in turn, the fund's net asset value. High-yield, high risk bonds may contain redemption or call provisions which, if called during a period of declining interest rates, may cause the fund to replace the security with a lower yielding security, resulting in a decreased return for investors.

LIMITED MARKET TRADING - There may be little market trading for particular bonds, which may affect the fund's ability to value or sell the bonds.

INVESTMENT RESULTS
The following information illustrates how the fund's results may vary:

[EDGAR REFERENCE - ADVANCE CAPITAL I, INC. RETIREMENT INCOME FUND
ANNUAL RETURNS BAR CHART FOR 1993-1998]

The fund's highest/lowest quarterly results during this time period were:
HIGHTEST:      + 8.6%	2ND QUARTER 1995
LOWEST:        - 3.2%	1ST QUARTER 1994

                        6
[SIDEBAR]

A WORD ABOUT PORTFOLIO DIVERSIFICATION...

Portfolio Diversification is the process of buying stocks that are different from each other. In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30 percent of its assets invested in its ten largest holdings, while some less diversified mutual funds have 50 percent or more of their assets invested in the stocks of just ten companies.

[END SIDEBAR]

WHO SHOULD INVEST?
The RETIREMENT FUND may be suitable for you if:
     *   You want to add a fixed income fund to your current portfolio
     *   You have a long time horizon (at least five years)
     *   You are seeking current income
     *   You have a high risk tolerance and can handle large price swings

THE BALANCED FUND
SEEKS TO PROVIDE CAPITAL GROWTH, CURRENT INCOME AND PRESERVE CAPITAL THROUGH A PORTFOLIO OF STOCKS AND FIXED INCOME SECURITIES.

INVESTMENT STRATEGIES
The fund strives to reach its investment objective by investing in a mixed portfolio of stocks and bonds. Normally, the fund is comprised of approximately 60 percent of total assets in common stocks and 40 percent in fixed income securities and cash.

SECURITY SELECTION
The Balanced Fund seeks to provide investors with capital appreciation, current income and preservation of capital by investing in a mix of stocks and bonds. Equity securities will not represent less than 25 percent of the portfolio, while fixed income securities may represent as much as 75 percent, but not less than 25 percent.

The Investment Adviser invests in common stocks of large, established companies as well as small to mid-size companies that are considered to have good growth potential. Bond and fixed income investments include U.S. Government and agency securities, investment grade securities (rated Baa3 or better by Moody's or BBB- or better by S&P) and other debt securities. If a security is downgraded, the fund may hold the security until such time as the Investment Advisor believes it should be sold.

The Balanced Fund primarily invests in stocks and bonds but can invest in other securities, in keeping with the Fund's objectives. These securities include: foreign securities, preferred stocks, obligations issued or guaranteed by the U.S. Government, stock index futures, money market instruments, repurchase agreements, options, and convertible debt securities.

RELATED RISKS
PRICE VOLATILITY - The return from the stock portion of the portfolio will rise and fall with changes in the broad market, a particular industry, as well as changes in the individual investments. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. Bond prices will fluctuate as interest rates and credit ratings change.

                        7
[SIDEBAR]

A WORD ABOUT PORTFOLIO TURNOVER...

Portfolio Turnover is the practice by mutual funds of buying and selling securities within funds. Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of these transaction costs on the fund's future returns. Typically, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all domestic stock funds is about 80 percent.

[END SIDEBAR]

STOCKS VS. BONDS - Balanced funds are considered "middle-of-the-road" investments. Because stocks and bonds can move in different directions, balanced funds attempt to use the rewards from one type of investment to offset the risks of another. While the securities in the portfolio tend to "balance" each other out, investors still face the risk of losing money when investing. The fund's bond holdings help to lessen some of the volatility that the stocks create. Although investors think bonds are less risky than stocks, there have been times when bond values have fallen due to rising interest rates. A balanced fund may not be as greatly affected by interest rate changes as a fund that is made up entirely of bonds. Also, the fund's balance between stocks and bonds could limit its potential for capital growth compared to an all-stock fund.

Foreign Securities - To the extent that the fund invests in foreign securities, it is also subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

INVESTMENT RESULTS
The following information illustrates how the fund's results may vary:

[EDGAR REFERENCE - ADVANCE CAPITAL I, INC. BALANCED FUND ANNUAL RETURNS BAR CHART FOR 1988-1998]

The fund's highest/lowest quarterly results during this time period were:
HIGHEST:     + 10.9%	2ND QUARTER 1987
LOWEST:       - 12.0%	3RD QUARTER 1990

WHO SHOULD INVEST?
The BALANCED FUND may be suitable for you if:
     *   You want to add a balanced fund to your existing portfolio
     * You are looking for a moderate level of growth and a moderate level of income and can accept the ups and downs of the stock and bond markets
     *   You have a long-term time horizon (5 years)

THE CORNERSTONE STOCK FUND
SEEKS TO PROVIDE INVESTORS WITH LONG-TERM GROWTH OF CAPITAL

INVESTMENT STRATEGIES
The fund strives to meet its objectives by investing in the common stocks of large, well established companies. The portfolio manager looks for companies that have established product lines, solid
management and substantial financial resources.   While some companies
may pay a dividend, current income (dividends) is not an objective of the fund. Any income that you earn in this fund should be considered incidental.

SECURITY SELECTION
The Cornerstone Stock Fund seeks to provide investors with long-term growth of capital by investing in large, established companies. In general, the companies will be over $10 billion in market capitalization at the time of purchase.

The Cornerstone Stock Fund invests at least 70 percent of its assets in equity securities, not including stock index futures and options. The Cornerstone Stock Fund invests most of its assets in common stocks but may also invest in other securities. These securities include preferred stocks, obligations issued or guaranteed by the U.S. Government, stock index futures, money market instruments, repurchase agreements, convertible debt securities, and options.

RELATED RISKS
LIMITED OPERATING HISTORY - The Cornerstone Stock Fund opened in
December, 1998. Therefore, there is little operating or performance information available for this fund.

PRICE VOLATILITY - Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons. Some reasons include:
     *   lower than expected earnings
     *   increase in interest rates
     *   overall economic condition
     *   investor perception

RISK VS. REWARD - Larger companies tend to be more stable than smaller companies. In addition, they have established product lines, plenty of financial resources, and a market for their stocks that is very liquid. This means that there are a lot of investors who are constantly buying and selling their stocks. It is generally accepted, however, that the lower the risk of a stock, the lower your potential reward. In addition, as with any stock, you face the risk of losing money.

                        9
WHO SHOULD INVEST?
The Cornerstone Stock Fund may be suitable for you if:
*  You want to add a growth fund to your existing portfolio
*  You have a long-term time horizon (5 years or more)
*  You want growth potential and can accept changes in share price
*  You want to invest in the stocks of large companies
*  You do not need dividend income

THE EQUITY GROWTH FUND
SEEKS TO PROVIDE INVESTORS WITH LONG-TERM GROWTH OF CAPITAL BY
INVESTING PRIMARILY IN STOCKS OF SMALL AND MID-SIZED COMPANIES

INVESTMENT STRATEGIES
The fund strives to reach its investment objective by investing primarily in a diversified group of small and medium-sized growth companies. The portfolio manager looks for companies that are early in their development, have new management, new products, or recent structural changes. You may never have heard of many of these companies. They usually do not pay dividends. Instead, they reinvest all profits back into the business to help it grow. Any income earned in this fund should be considered incidental.

SECURITY SELECTION
The Equity Growth Fund seeks long-term growth of capital by investing in small and mid-sized growth companies. When picking stocks, the portfolio manager uses a combination of quantitative models and fundamental research to select companies with the following characteristics:
* companies that are just starting out but are expected to grow revenues, earnings and cash flow over time
*   companies that have gone unnoticed by the investment community
* companies with capable management, new products, or recent structural changes

The Equity Growth Fund invests at least 65 percent of its total assets in stocks of small and medium-sized growth companies, not including stock index futures and options. The Equity Growth Fund invests primarily in common stocks but may also invest in other securities if they offer better returns with less risk than common stocks alone. These securities include: foreign securities, preferred stocks, obligations issued and guaranteed by the U.S. Government, stock index futures, money market instruments, repurchase agreements, convertible debt securities, and options.

                        10
RELATED RISKS

MARKET RISK - There is always the possibility that stock prices overall will decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

SMALL VERSUS LARGE COMPANIES - Although companies in the Equity Growth Fund may offer greater opportunity for growth than larger, more established companies, investments in small companies involve greater risks. Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller companies tend to trade less frequently and be more sensitive to market changes than the market in general. In addition, these companies may be so small within their respective industries that they may become subject to intense competition from larger or more established companies. Finally, growth stocks can have steep price declines if their earnings disappoint investors. Since the fund will be significantly invested in this market sector, investors will be exposed to its volatility.

FOREIGN SECURITIES - To the extent that the fund invests in foreign securities, it is also subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

RISK VS. REWARD - History indicates that small and midsize company stocks provide higher returns than those of larger companies. In comparison to larger, more established companies, however, smaller companies tend to:
*	Suffer more significant losses
*  	Be more volatile and somewhat more speculative
*  	Trade less often
*  	Offer fewer product lines and have fewer financial resources

[SIDEBAR]

A WORD ABOUT PAST PERFORMANCE...

When you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making a purchase in the fund today. The past is an imperfect guide to the future and you should not expect future performance to be predicted by past performance.

[END SIDEBAR]

INVESTMENT RESULTS
The following information illustrates how the fund's results may vary:

[EDGAR REFERENCE - ADVANCE CAPITAL I, INC. EQUITY GROWTH FUND ANNUAL RETURNS BAR CHART FOR 1988-1998]

The fund's highest/lowest quarterly results during this time were:
HIGHEST:      + 28.9% 	4TH QUARTER 1998
LOWEST:       - 19.7%	3RD QUARTER 1990

WHO SHOULD INVEST?
The EQUITY GROWTH FUND may be suitable for you if:
*    You want to add a growth fund to your existing portfolio
*    You have a long-term time horizon (five years or more)
*    You want to focus on smaller-company stocks
*    You do not need, or are not concerned with, dividend income
*    You have a high tolerance for risk and can handle large price swings

                        PERFORMANCE SUMMARY
                        -------------------
                        AVERAGE ANNUAL RETURNS
                  FOR YEARS ENDED DECEMBER 31, 1998

--------------------------------------------------------------------------------
	           	         1 YEAR     5 YEARS     10 YEARS    LIFE OF FUND
--------------------------------------------------------------------------------
Bond Fund                        8.1%       6.8%        8.7%        8.5%
Lipper Intermediate Bond         7.9%       6.3%        7.8%        8.8%
Index
--------------------------------------------------------------------------------
Retirement Income Fund           6.2%       7.7%        N/A         8.6%
Lipper BBB Index                 6.0%       6.9%        N/A         7.8%
--------------------------------------------------------------------------------
Balanced Fund		         13.1%      14.8%	11.6%       10.1%
Lipper Balanced Index            15.1%      13.1%       13.3%       13.5%
--------------------------------------------------------------------------------
Cornerstone Stock Fund           N/A        N/A         N/A         4.6%
S&P 500 Index                    N/A        N/A         N/A         4.3%
--------------------------------------------------------------------------------
Equity Growth Fund 	         16.2%      16.3%       N/A         16.3% *
S&P 400 Mid Cap Index            19.1%      18.8%       N/A         18.8%
* Denotes 5-Year Performance
--------------------------------------------------------------------------------
Consumer Price Index             1.6%       2.4%        3.1%        N/A
--------------------------------------------------------------------------------

                        12
[SIDEBAR]

A WORD ABOUT FEES AND EXPENSES?

Fees and expenses are an important consideration when choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating the fund plus any transaction cost incurred when buying, selling, or exchanging shares. These costs can reduce the fund's return. Even small differences in fund expenses can have a dramatic impact over time.

All mutual funds have OPERATING EXPENSES. The main types of expenses, which all mutual funds may charge, are as follows:

MANAGEMENT FEES - The percent of fund assets paid to the fund's investment manager.

MARKETING OR DISTRIBUTION FEES - An annual charge ("12b-1") to existing shareholders to cover the cost of selling shares to new shareholders. [END SIDEBAR]

These results show each fund's "average annual total return" performance. The returns were calculated assuming that all capital gains and dividends were reinvested during the indicated periods. Results for the appropriate indices are included to help you compare performance. No consideration has been made for federal, state, or local income taxes that shareholders must pay.

FEES & EXPENSES
All Advance Capital Funds are 100 percent no-load funds. This means you may purchase and sell shares in any of these mutual funds without incurring any sales charges. All the money that you invest in the fund(s) goes to work for you. The table below shows that you pay no such fees.

     SHAREHOLDER TRANSACTION EXPENSES (APPLIES TO EACH FUND)
------------------------------------------------------------
MAXIMUM SALES LOAD IMPOSED ON PURCHASES                 NONE
MAXIMUM SALES LOAD IMPOSES ON REINVESTED DIVIDENDS      NONE
DEFERRED SALES CHARGES ON REDEMPTIONS                   NONE
REDEMPTION FEE                                          NONE
-------------------------------------------------------------

The investment adviser may, from time to time, sell securities for which the fundamental investment characteristics have changed from the time of original purchase. When this occurs, additional costs may be incurred by the funds to cover the expense of selling securities and buying replacement securities.

The following table describes the annual fees and expenses that you pay if you buy and hold shares of the funds.

		      ANNUAL FUND OPERATING EXPENSES
	     	(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

-----------------------------------------------------------------
			MGMT	  12B-1	   OTHER	TOTAL
			FEES	  FEES	   EXPENSE      EXPENSES
-----------------------------------------------------------------
Bond			.40%      .25%	   .12%	        .77%
Retirement Income	.50%	  .25%     .04%         .79%
Balanced		.70% * 	  .25%	   .06%	        1.01%
Cornerstone Stock	.40%	  .25%	   .01%         .66%
Equity Growth		.70% *	  .25%     .07%         1.02%
-----------------------------------------------------------------

* T. Rowe Price is paid .2% on average daily assets up to 100 million dollars and .15% on average daily assets over 100 million dollars of the common stock portion of the Balanced Fund and the Equity Growth Fund.

                        13
[SIDEBAR]

OTHER EXPENSES - Expenses for servicing of shareholder accounts, including costs for such services as:
   *  providing statements and reports
   *  disbursing dividends
   *  maintaining accounts
   *  custodial fees
   *  auditor fees
   *  providing various other services

These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Expenses vary among the funds for a variety of reasons, including fund size, differences in management fees, frequency of dividend payments, and average account size.

[END SIDEBAR]

Example
This example is intended to help you compare the cost of investing in the Advance Capital Funds with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------
        	          1 Year          3 Years       5 Years	   10 Years
---------------------------------------------------------------------------
Bond			  $ 79	          $246          $428	   $954
Retirement Income         $ 81	          $252          $436	   $967
Balanced                  $103	          $322          $558       $1,236
Cornerstone Stock	  $103            $322          $558	   $1,236
Equity Growth		  $104	          $325          $563	   $1,248
---------------------------------------------------------------------------

THE AMOUNTS SHOWN IN THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A
REPRESENTATION OF PAST OR FUTURE EXPENSES. THE ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

PLAN OF DISTRIBUTION
The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares. Because these fees are paid out of the fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.

NEW DEVELOPMENTS
YEAR 2000
The date-related computer issue known as the "Year 2000" problem
(Y2K) could have an adverse impact on the quality of services provided to the funds and its shareholders. When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. The manager, of course, cannot audit any company and its major suppliers to verify their Year 2000 readiness, however, the funds understand that its key service providers --including the investment adviser and its affiliates --are taking steps to address the issue.

If a company in which the funds are invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the funds' portfolio holdings will have a similar impact on the price of the funds' shares. The fund and its investment adviser will continue to monitor developments relating to this issue.

                        14
MANAGEMENT, ORGANIZATION, & CAPITAL STRUCTURE
INVESTMENT ADVISER
Advance Capital Management, Inc. began serving as Investment Adviser to Advance Capital I, Inc. in 1987 and currently serves as Investment Adviser to all of the Advance Capital I, Inc. Funds. Advance Capital Management, Inc., One Towne Square, Suite 444, Southfield, MI 48076, is the Investment Adviser to each of the funds and is responsible for the day-to-day management of the investment portfolios and other business affairs. Advance Capital Management, Inc., conducts investment research, offers advice and recommendations concerning each fund's investments, and supplies certain administrative, compliance, and accounting services to the funds.

SUB-ADVISER
T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, serves as the Investment Adviser for the common stock portion of the Equity Growth and Balanced Funds.
T. Rowe Price is one of the largest no-load mutual fund managers in the nation.

MANAGEMENT PERSONNEL

-----------------------------------------------------------------------
PORTFOLIO            		  FUNDS	        	BUSINESS
MANAGER				  MANAGED		EXPERIENCE
-----------------------------------------------------------------------
John C. Shoemaker 		  Bond			Manager of all Advance
Advance Capital Management, Inc.  Retirement Income	Capital Funds since
President			  Cornerstone Stock	inception.
                                  Balanced
				  Equity Growth
-----------------------------------------------------------------------
Robert J. Cappelli		  Bond			Manager of the Bond
Advance Capital Mangement, Inc.	  Retirement Income	and Balanced Funds
Vice-President			  Cornerstone Stock	since 1991; Manager
                                  Balanced 		of the Retirement
                                                        Income and Cornerstone
							Stock Funds since
                                                 	inception.

                        15

-----------------------------------------------------------------------
Christopher M. Kostiz 		  Bond			Manager of the Bond
Advance Capital Management, Inc.  Retirement Income	Fund, the bond
Portfolio Manager		  Cornerstone Stock	portion of the Balanced
				  Balanced (Bonds)	Fund, and the
							Retirement Income Fund
							since 1995;
 							Manager of the
							Cornerstone Stock
							Fund since inception.
-----------------------------------------------------------------------
Richard T. Whitney		  Equity Growth		Serves on  the
T. Rowe Price			  Balanced (Stocks)	Investment Advisory
Managing Director					Committees;  has
							worked with T. Rowe
							Price since 1985
-----------------------------------------------------------------------
Donald J. Peters		  Equity Growth		Selects the investments
T. Rowe Price			  Balanced (Stocks)	for the Equity Growth
Vice-President						Fund and the stock
							portion of the Balanced
         						Fund; has worked with
							T. Rowe Price since
							1993
-----------------------------------------------------------------------
Kristen F. Culp			  Equity Growth		Serves on the Investment
T. Rowe Price			  Balanced (Stocks)	Advisory Committees;
Vice President						has worked with T.
							Rowe Price since 1990
-----------------------------------------------------------------------

SHAREHOLDER INFORMATION
PRICING OF FUND SHARES
The fund's share price, also called its net asset value, or NAV, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the New York Stock Exchange.

The net asset value is calculated by totaling the assets of the fund, subtracting all of its liabilities, or debts, and then dividing by the total number of fund shares outstanding.

	                        Total Assets - Liabilities
                                ----------------------------
	Net Asset Value = 	Number of Shares Outstanding

[SIDEBAR]

A WORD ABOUT "MARKET TIMING"...

Market timing is the switching of money into investments when you expect prices to rise, and taking money out when you expect them to fall. As money is shifted in and out, a fund incurs expenses for buying and selling of the securities. These costs are borne by all fund shareholders, including the long-term investors who did not generate the costs. Advance Capital discourages short-term trading by closely monitoring daily transactions of its shareholders.

The fund reserves the right to reject any purchase request - including exchanges from other Advance Capital I funds - that it regards as disruptive to the efficient management of the fund. This could be due to the timing of the investment or because of a history of excessive trading by the investor.

[END SIDEBAR]

The daily net asset value is useful to you as a shareholder because the NAV, when multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the fund THAT DAY.

HOW TO PURCHASE SHARES
You may purchase shares in any of the funds by completing an Application to Purchase Shares. Mail the application and a check payable to Advance Capital I, Inc. to:

	 BY REGUALR MAIL:      		BY OVERNIGHT MAIL:
         ------------------------       -------------------------
	 Advance Capital Group, Inc.    Advance Capital Group, Inc.
         P.O. Box 3144			One Towne Square, Ste 444
	 Southfield, MI  48037		Southfield, MI  48076

All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Your order will be processed at the next
NAV calculated after your order is received.

When making subsequent purchases, you only need to mail a check noting your account number and the amount of money to be invested into each fund.

The minimum initial investment in all of the funds is $10,000 (or
$2,000 for IRA accounts). This investment may be distributed in any of the funds as long as a $1,000 minimum investment is maintained in each fund selected.

HOW TO EXCHANGE SHARES
An exchange is the selling of shares of one Advance Capital Fund to purchase shares of another Advance Capital Fund. Such a transaction may produce a taxable gain or loss in a non-tax deferred account. You may exchange shares in writing or by telephone (see "Telephone Requests"). Advance Capital reserves the right to change these exchange procedures or required authorizations in the future. You will be given at least 60 days notice before any changes become effective.

HOW TO REDEEM SHARES
On any business day, you may redeem all or a portion of your shares. Your order will be processed at the next NAV calculated after your order is received. Normally, a check for the proceeds from a sale is mailed within one business day, but in no event, more than seven days. Redemptions are either made by written instruction or by telephone.

                        17
[SIDEBAR]

A WORD ABOUT SIGNATURE GUARANTEES...

A signature guarantee is a measure designed to protect you from fraud by assuring that your signature is genuine. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, and members of the New York Stock Exchange ("NYSE"). Call your financial institution to see if they can guarantee your signature. Please note that a signature guarantee is NOT the same as having your signature notarized by a Notary Public and the two are not interchangeable.

[END SIDEBAR]

WRITTEN REQUESTS
In order to redeem all or part of your shares from an IRA account, you must complete an IRA Distribution Form.

If you are selling shares from a non-IRA account for amounts over $25,000, you must submit a letter of instruction which has been
SIGNATURE GUARANTEED.   The letter must state your name, account
number, the name of the fund and the dollar or share amount of you wish to redeem.

In addition, if you would like a check mailed to an address other than the address of record, the request must be signature guaranteed. This applies to both IRA and non-IRA accounts.

TELEPHONE REQUESTS
If you wish to redeem less than $25,000 from a non-IRA account, you may redeem the shares by telephone as long as you authorized "Telephone Redemption Service" on your initial Application to Purchase Shares. You may redeem shares by calling (248) 350-8543 or (800) 345-4783 any business day between the hours 8:00 AM and 4:00 PM, Eastern time. If you authorize Telephone Redemption Service, you authorize Advance Capital Group to:

	1)	Take instruction from any person by telephone to redeem or
		sell shares from your account
	2)	Take written instruction to redeem an amount of $25,000 or
                less regardless of whether or not the request was signature guaranteed
        3)	Take instruction from any person by telephone to change your
		address
	4)	Take written instruction to change your address regardless
                of whether or not the request was signature guaranteed

The funds and Advance Capital Group will not be responsible for any losses resulting from unauthorized transactions. You will receive a statement each time a telephone exchange is made to confirm that instructions communicated by telephone are genuine.

RESTRICTIONS ON REDEMPTIONS
FEES:
-----
Advance Capital charges a $50 fee for a 100 percent redemption of an IRA account. The fee will automatically be taken from the proceeds of the sale. There is no fee to terminate a non-IRA account.

                        18
[SIDEBAR]

A WORD ABOUT CASH RESERVES...

Holding "cash" does not mean that the fund literally holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash. Most mutual funds keep a small percentage of assets in cash to accomodate shareholder redemptions.

While some funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, others allow the investment advisers to hold up to 20 percent of a fund's assets in cash reserves.

[END SIDEBAR]


REDEMPTION IN KIND:
-------------------
Each fund is obligated to redeem shares in cash up to $250,000 or 1 percent of the fund's NAV, whichever is less, for any shareholder within the 90 day period. A redemption above this amount will also be made in cash unless the Board of Directors determines that additional cash withdrawals will have a material adverse effect on the remaining shareholders. If this is the case, the fund will pay all or a portion of the remainder of the distribution in portfolio instruments. The Board of Directors will select those instruments that they deem fair and reasonable.

Redemption in kind is not as liquid or marketable as cash. If redemption is made in kind, shareholders may need to sell the securities for less than their value.

REDEMPTION BEFORE CHECKS CLEAR:
-------------------------------
When you purchase shares by check, you cannot sell those shares until the check clears the bank. Advance Capital allows up to 15 calendar days from the purchase date for a check to clear.

ACCOUNTS WITH LOW BALANCES:
---------------------------
Due to the high cost of maintaining accounts with low balances, your shares may be sold if the total of your combined account balances in all funds falls below $10,000 ($2,000 for IRA accounts). Advance Capital could sell shares of a specific fund if that one fund falls below the $1,000 minimum.  Shares will not be sold if the total account balance for all funds falls below $10,000 ($2,000 for IRA accounts) because of changes in the net asset values of the
funds.   Before your shares are sold, you will be notified in writing and will be allowed 30 days to purchase additional shares to meet the minimum balance.

 DIVIDENDS AND DISTRIBUTIONS
As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive earnings as either an income dividend or capital gains distribution. Income dividends come from the interest the fund earns from its money market and bond investments as well as dividends it receives from stock investments. Capital gains are realized whenever the fund sells securities for a higher price than it paid for them.

[SIDEBAR]

WORD ABOUT "BUYING A DIVIDEND"...

"Buying a Dividend" is the practice of purchasing shares of a fund shortly before it makes a distribution. The payment of a cash dividend decreases a mutual fund's net asset value, thereby returning shares to you as a taxable distribution.

As an example: If, on December 15th, you invest $5,000 for 250 shares of a Fund at $20 per share and the Fund pays a distribution of $1 per share on December 16th, its share price would drop to $19 (ignoring market changes). You would still have only $5,000
(250 shares times $19=$4,750 in share value, plus $250 in distributions), but you would owe tax on the $250 distribution you received (even if you had reinvested it in more shares). To avoid "buying a dividend," check a fund's distribution schedule before you invest.

[END SIDEBAR]

DISTRIBUTION OPTIONS
You can receive distributions in a number of ways:

Reinvestment 			Dividends and capital gains are
				automatically reinvested in additional
				shares of the fund unless you request a
				different distribution method.

Dividends in Cash 		Dividends are paid by check and mailed to
				your address of  record, and capital gains are
				reinvested in additional shares of the fund.

Capital Gains in Cash  		Capital gains distributions are paid by check
				and mailed to your address of record, and
				dividends are reinvested in additional
				shares of the fund.

Dividends and Capital Gains  	Both dividends and capital gains
In Cash				distributions are paid by check and mailed
				to your address of record.

-----------------------------------------------------------------------
                        DISTRIBUTION SCHEDULE
-----------------------------------------------------------------------

FUND      		DIVIDENDS PAID	                        CAPITAL GAINS PAID
-----------------------------------------------------------------------
Bond Fund		Declared daily, paid monthly		Declared annually, paid in December
Retirement Income Fund	Declared daily, paid monthly		Declared annually, paid in December
Balanced Fund		Declared daily, paid monthly		Declared annually, paid in December
Cornerstone Stock Fund	Declared annually, paid in December	Declared annually, paid in December
Equity Growth Fund	Declared annually, paid in December	Declared annually, paid in December
_______________________________________________________________________

Dividends are not declared on Saturdays, Sundays, or holidays. Dividends are declared just prior to determining net asset value. Dividends declared on Fridays and on days preceding holidays are larger to adjust for the fund's income for the following Saturday, Sunday, or holiday.

[SIDEBAR]

A WORD ABOUT INVESTING FOR THE LONG TERM...

Each fund is intended to be a long-term investment vehicle;
none is designed to provide investors with a means of speculating on short-term fluctuations in the market.

[END SIDEBAR]

TAX CONSEQUENCES
As with any investment, you should consider the tax consequences of investing in the funds. The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the funds. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws where you live.

To avoid taxation, the Internal Revenue Code requires each fund to distribute net income and any net capital gains realized on its investments. Shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether the dividends are paid in cash or reinvested in additional shares.

The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the fund. Long-term capital gains may be taxed at different rates depending on how long the fund held the securities.

If you sell or exchange shares of the fund, any gain or loss you have is a taxable event, which means you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

FINANCIAL HIGHLIGHTS
This table is intended to help you understand each funds' financial performance for the past 5 years. Information relects financial results for a single fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements are included in the annual report, which is available upon request.

---------------------------------------------------------------------------------------
BOND FUND			             1998	1997 	1996	1995	1994
---------------------------------------------------------------------------------------
Net asset value, beginning of year	     $10.52	$10.37 	$10.79	$9.61   $10.82
                                             ------     ------  ------  ------  ------
Income from investment Operations
     Net investment income (loss) 	     0.67	0.69	0.70	0.70	0.71
     Net realized & unrealized gain
     (loss) on investments		     0.15   	0.24	(0.42)	1.18    (1.21)
                                             ------     ------  ------  ------  ------

     Total from investment operations	     0.82 	0.93	0.28	1.88	(0.50)
                                             ------     ------  ------  ------  ------

Less Distributions
     Net investment income		     (0.67)	(0.69)	(0.70)	0.70)	(0.71)
     Net realized gain on investments  	     (0.05)	(0.09)	0.00	0.00	0.00
                                             ------     ------  ------  ------  ------

     Total distributions	             (0.72)	(0.78)	(0.70)	(0.70)  (0.71)
                                             ------     ------  ------  ------  ------

Net asset value, end of year	             $10.62 	$10.52  $10.37  $10.79  $9.61
                                             ------     ------  ------  ------  ------

Total Return (%)			     8.12	9.41	2.81    20.15   -4.64

Ratios and Supplemental Data
Net assets, end of year (in thousands)       $3,746     $4,203  $4,430  $4,527	$3,999
Ratio of expenses to average net assets (%)  0.52	0.54    0.55	0.55    0.60
Ratio of net investment income (loss)
   to average net assets (%)		     6.35	6.65    6.71	6.80    7.06
Portfolio turnover rate (%)		     11.56      21.95   19.77	6.69    21.92

                        21

-------------------------------------------------------------------------------------------
RETIREMENT INCOME FUND		             1998	1997	  1996	     1995   	1994
-------------------------------------------------------------------------------------------
Net asset value, beginning of year	     $10.65     $10.20	  $10.51     $9.22	$10.54
                                             ---------  --------  ---------  ---------  ---------
Income from investment Operations
     Net investment income (loss) 	     0.73	0.74	  0.75	     0.76	0.76
     Net realized & unrealized gain
     (loss) on investments		     (0.08)	0.45	  (0.31)     1.29       (1.32)
                                             ---------  --------  ---------  ---------  ---------
     Total from investment operations	     0.65       1.19	  0.44	     2.05	(0.56)
                                             ---------  --------  ---------  ---------  ---------
Less Distributions
     Net investment income	   	     (0.73)     (0.74)	  (0.75)     (0.76)	(0.76)
     Net realized gain on investments        (0.01)	0.00	  0.00	     0.00	0.00
                                             ---------  --------  --------   ---------  ---------
     Total distributions		     (0.74)	(0.74)    (0.75)     (0.76)	(0.76)
                                             ---------  --------  --------   ---------  ---------
Net asset value, end of year	             $10.56     $10.65    $10.20     $10.51     $9.22
                                             ---------  --------  --------   ---------  ---------
Total Return (%)			     6.20       12.20	  4.54       22.96	-5.34

Ratios and Supplemental Data
Net assets, end of year (in thousands)       $221,221   $200,511  $170,799   $139,299   $84,162
Ratio of expenses to average net assets (%)  0.79       0.82	  0.82       0.84	0.88
Ratio of net investment income (loss)
     to average net assets (%)		     6.87	7.21	  7.45	     7.64	7.89
Portfolio turnover rate (%)	             19.52      16.60	  8.34	     15.63      12.27

-------------------------------------------------------------------------------------------------------
BALANCED FUND			             1998	1997	  1996	     1995	1994
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year	     $15.69     $13.68	  $12.57     $9.97      $10.58
                                             --------   --------  ---------  ---------  ---------
Income from investment Operations
     Net investment income (loss) 	     0.48	0.45	  0.41	     0.35	0.32
     Net realized & unrealized gain
     (loss) on investments		     1.56	2.32	  1.37       2.75	(0.61)
                                             ---------  --------  ---------  ---------  ---------
     Total from investment operations	     2.04       2.77	  1.78       3.10	(0.29)
                                             ---------  --------  ---------  ---------  ---------
Less Distributions
     Net investment income		     (0.48)	(0.45)	  (0.41)     (0.35)	(0.32)
     Net realized gain on investments	     (0.12)     (0.31)	  (0.26)     (0.15)	0.00
                                             ---------  --------  ---------  ---------  ---------
     Total distributions		     (0.60)     (0.76)	  (0.67)     (0.50)	(0.32)
                                             ---------  --------  ---------  ---------  ---------
Net asset value, end of year	             $17.13     $15.69    $13.68     $12.57	$9.97
                                             ---------  --------  ---------  ---------  ---------
Total Return  (%)			     13.15      20.50	  14.48      31.53	-2.72

Ratios and Supplemental Data
Net assets, end of year (in thousands)       $125,883   $99,421   $75,202    $59,299    $44,221
Ratio of expenses to average net assets (%)  1.01	1.04	  1.06	     1.07	1.10
Ratio of net investment income (loss)
     to average net assets (%)		     2.92	3.02	  3.17	     3.11	3.18
Portfolio turnover rate (%)		     11.04      10.13	  12.79	     22.72      34.97


                        22

----------------------------------------------------------------------------------------------------
EQUITY GROWTH		                     1998       1997      1996       1995       1994
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year	     $17.25     $14.72    $12.53     $9.08      $9.46
                                             ---------  --------  ---------  ---------  ---------
Income from investment Operations
     Net investment income (loss) 	     (0.10)     (0.09)    (0.07)     (0.03)     (0.03)
     Net realized & unrealized gain
     (loss) on investments		     2.90       2.69	  2.26       3.48       (0.35)
                                             ---------  --------  ---------  ---------  ---------
     Total from investment operations        2.80       2.60	  2.19       3.45       (0.38)

Less Distributions
     Net investment income		     0.00       0.00 	  0.00       0.00       0.00
     Net realized gain on investments	     0.00       (0.07)    0.00       0.00       0.00
                                             ---------  --------  ---------  ---------  ---------
     Total distributions		     0.00       (0.07)    0.00       0.00       0.00
                                             ---------  --------  ---------  ---------  ---------
Net asset value, end of year	             $20.05     $17.25    $14.72     $12.53     $9.08
                                             ---------  --------  ---------  ---------  ---------
Total Return (%)		             16.23      17.68     17.48      38.00      -4.02


Ratios and Supplemental Data
Net assets, end of year (in thousands)       $68,061    $54,332   $38,767    $25,625    $12,634
Ratio of expenses to average net assets (%)  1.02 	1.07      1.09       1.12       1.21
Ratio of net investment income (loss)
     to average net assets (%)	             (0.58)     (0.58)    (0.50)     (0.29)     (0.30)
Portfolio turnover rate (%)	             22.34      20.53     24.75      13.86      18.05


Additional information about Advance Capital, contained in the Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available, upon request, without charge by writing to Advance Capital at the address on page 1 or by calling
(248) 350-8543 or (800) 345-4783.  The Statement of Additional
Information bears the same date as this prospectus and is incorporated by reference in its entirety into this prospectus.

Further, information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

Finally, information about the funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the public reference room by calling the Commission at (800) SEC-0330. Reports and other information about the funds are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.



						File # 33-13754
                                                       --------

                         ADVANCE CAPITAL I, INC.
                  STATEMENT OF ADDITIONAL INFORMATION
                            APRIL 30, 1999

This Statement is not a Prospectus but should be read in conjunction with the Funds' current Prospectus dated April 30, 1999. Much of the information contained in this Statement of Additional Information expands upon the subjects discussed in the Prospectus. No investment should be made without first reading the Prospectus. You may receive a copy of the Prospectus by calling 800-345-4783 or by writing to us at the following address:


                      Advance Capital I, Inc.
                          P.O. Box 3144
                      Southfield, MI  48037






                        TABLE OF CONTENTS
                        -----------------
		                 			Page
                                                        ----
Fund History						2
Fund Description					2
Management						6
Control Persons and Principal Holders of Securities	7
Investment Advisory and Other Services			8
Portfolio Transactions					11
Capital Stock						12
Purchases and Pricing of Shares				13
Taxation of the Funds					13
Calculation of Performance Data				13
Financial Statements					15

FUND HISTORY
Advance Capital I, Inc. (the COMPANY) was organized on March 6,
1987 as a Maryland Corporation. The COMPANY is an open-end, diversified, management investment company offering five distinct portfolios (the FUNDS). The five portfolios are:

                   Bond Fund
                   Retirement Income Fund
                   Balanced Fund
                   Cornerstone Stock Fund
                   Equity Growth Fund

FUND DESCRIPTION

Each portfolio has its own investment objectives and policies.
The following policies supplement the investment objectives and policies set forth in the Prospectus. Each policy applies to all FUNDS. The percentage limitations included in these policies apply only at the time of purchase. For example, if a FUND exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to sell any securities.

GOVERNMENT OBLIGATIONS:
Each FUND may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government agencies that are supported by the full faith and credit of the U.S. Government include securities of the Federal Housing Administration, the Department of Housing and Urban Developments, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration, and the Small Business Administration. Generally less than 50 percent of the Bond Fund, the Retirement Income Fund or the bonds in the Balanced Fund will be invested in obligations of the U.S. Government or agencies supported by the full faith and credit of the U.S. Government. The Equity Growth Fund and the Cornerstone Stock Fund will have less than 5 percent of their assets invested in obligations of the U.S. Government or agencies supported by the full faith and credit of the U.S. Government except when, in the opinion of the Investment Adviser, a temporary defensive investment position is warranted.

Each FUND may invest, on a limited basis, in obligations of certain agencies or instrumentalities which do not carry the full faith and credit of the U.S. Government, such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. Each FUND will invest in the obligations of such agencies or instrumentalities only when the Investment Adviser believes the credit risk with respect to the agency or instrumentality is minimal. No more than 20 percent of the assets of the Bond Fund or the bonds in the Balanced Fund will be invested in these types of securities. No more than 5 percent of the Equity Growth Fund or the Cornerstone Stock Fund will be invested in these types of securities.

MONEY MARKET INSTRUMENTS:
Each FUND anticipates under normal conditions that no more than 20 percent of its assets will be invested in high-quality money market instruments. Under unusual market or economic conditions, during the initial start-up phase of a FUND or for temporary defensive purposes, each FUND may invest up to 100 percent of its assets in money market instruments. Money market instruments are defined as commercial paper and bank obligations. Bank obligations include bankers acceptances, negotiable certificates of deposit and nonnegotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank that is insured by the Federal Savings and Loan Insurance Corporation. Investments in bank obligations are limited to the obligations of financial institutions having more than $2 billion in total assets at the time of purchase. Investments in commercial paper will be limited to issues within the highest rating, at the time of purchase, of S&P or Moody's or, if not rated, are determined by the Investment Adviser to be of comparable quality.

REPURCHASE AGREEMENTS:
Each FUND may invest in repurchase agreements. Repurchase agreements are arrangements in which banks, brokers, dealers, and other recognized financial institutions sell U.S. Government securities (limited to those with remaining maturities of five years or less) to the FUNDS and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The FUNDS or their Custodian will take possession of the securities subject to repurchase agreements. Repurchase agreements may also be viewed as loans made by the FUNDS which are collateralized by the securities subject to repurchase. Advance Capital Management, Inc., the Investment Adviser, will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the FUNDS could experience costs and delays in liquidating the underlying security which is held as collateral, and the FUNDS might incur a loss if the value of the collateral held declines during this period.

VARIABLE AND FLOATING INSTRUMENTS:
Unrated variable or floating rate instruments will make up not more than 5 percent of any FUND's assets. These instruments require the Investment Adviser to monitor closely the earning power, cash flows and other liquidity ratios of the issuers to insure they can meet payment on demand. These instruments often provide a higher yield than money market rates because they are viewed by the issuer and purchaser as longer-term obligations whose pricing may be based on shorter term rates.

NON-INTEREST-BEARING SECURITIES:
The Bond Fund has not invested in non-income-producing securities in the past. Further, there are no present plans to invest in non-income-producing securities in the Bond Fund or the Retirement Income Fund. Non-income-producing securities include zero coupon bonds, which pay interest only at maturity and payment in kind ("PIK") bonds, which pay interest in the form of additional bonds. Although there are not plans to do so, the Retirement Income Fund may invest up to 5 percent of its assets in such securities.
Should non-interest-bearing securities be held in the Retirement Income Fund, there are special tax considerations associated with them. The Retirement Income Fund will report interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Therefore, the Retirement Income Fund may have to dispose of some portfolio securities under disadvantageous circumstances to generate cash to satisfy distribution requirements.

STOCK INDEX FUTURES CONTRACT AND OPTIONS:
The Equity Growth Fund, the Balanced Fund and the Cornerstone Stock Fund (the Growth Portfolios) may enter into stock index futures contracts (or options thereon) to hedge all or a portion of its equity portfolio, or as an efficient means of regulating its exposure to the equity markets. The Growth Portfolios will not use futures contracts for speculation. The FUNDS will limit the use of futures contracts so that (1) no more than 5 percent of each of the Growth Portfolios' assets would be committed to initial margin deposits or premiums on such contracts and (2) immediately after entering into such contracts, no more than 30 percent of the Equity Growth Fund's total assets or 20 percent of the Balanced Fund's or Cornerstone Stock Fund's assets would be represented by such contracts. The Growth Portfolios may also write covered call options and purchase put options on securities and financial indices. The aggregate market value of each FUND's portfolio securities covering call options will not exceed 25 percent of the Equity Growth Fund's net assets or 15 percent of the Balanced Fund's or Cornerstone Stock Fund's net assets. Futures contracts and options can be highly volatile and could reduce each FUND's total return, and a FUND's attempt to use such investment for hedging purposes may not be successful. Successful futures strategies require the ability of the Investment Adviser to predict future movements in securities prices, interest rates and other economic factors. Each FUND's potential losses from the use of futures extends beyond its initial investment in such contracts. Also, losses from options and futures could be significant if a FUND is unable to close out its position due to disruptions in the market or lack of liquidity.

FUND POLICIES
The FUNDS are subject to investment limitations. If a percentage limitation is satisfied at the time of the investment, a later increase or decrease in the percentage resulting from a change in the value of a FUND's portfolio securities will not constitute a violation. The following investment limitations may only be changed with respect to a particular FUND by a vote of a majority of the the shareholders. This means the affirmative vote of the lesser of (a) 50 percent of the outstanding shares of the FUND, or (b) 67 percent or more of the shares of the FUND present at a meeting if the holders of more than 50 percent of the outstanding shares of the FUND are represented at the meeting in person or by proxy.

FOREIGN SECURITIES
The Equity Growth Fund may invest up to 10 percent of total assets (excluding reserves in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolios diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of the fund's foreign investments that may be made in such countries. Also, the introduction of the European common currency on January 1, 1999 could have uncertain adverse effects on currency values.

THE FUNDS WILL NOT:

1.) 	Issue senior securities

2.)	Borrow money

3.)	Engage in the business of underwriting securities issued
        by other people except to the extent that the FUND may technically be deemed to be an underwriter under the Securities Act of 1933 as amended in disposing of investment securities

4.)	Invest more than 25 percent of each respective FUND's
        total assets in any one industry

5.)	Purchase or sell commodities futures contracts or invest
        in oil, gas, or other mineral exploration or development programs; provided, however, this shall not prohibit the Equity Growth Fund, the Balanced Fund, or the Cornerstone Stock Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities

6)  	Purchase or sell real estate, except that each FUND may
        purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate

7.)	Make loans, except that each FUND may purchase or hold debt
        securities in accordance with its investment objectives and policies and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities

8.)	Invest in companies for the purpose of exercising management or control

9.)	Invest in bank obligations having remaining maturities in
        excess of one year, except that (1) securities subject to repurchase agreements may have longer maturities and (2) the Bond Fund, the Retirement Income Fund or the Balanced Fund may invest in bank obligations without regard to maturity

10.)	Purchase securities on margin, make short sales of securities or maintain a short position

11.)	Invest more than 5 percent of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years

12.)	Acquire any other investment company or investment company
        security except in connection with a merger, consolidation, reorganization or acquisition of assets as outlined in the Investment Company Act of 1940

13.)	Permit the purchase or retention of the securities of any
        issuer if the officers, directors or trustees of the COMPANY, its advisers or managers owning beneficially more than one-half of 1 percent of the securities of such issuer together own beneficially more than 5 percent of such securities

14.)	Commit more than 10 percent of their respective net assets to non-liquid securities, including repurchase agreements with maturities longer than seven days, or to securities subject to restrictions on resale

15.)	Purchase the securities of any one issuer, other than the U.S.
        Government or any of its instrumentalities, if immediately after such purchase more than 5 percent of the value of its total assets would be invested in such issuer, except that up to 15 percent of the value of each FUND's total assets may be invested without regard to the 5 percent limitation

16.)	Invest more than 5 percent of each respective FUND's total
        assets in securities of issuers that have records of less than three years of continuous operations

17.)	Acquire more than 10 percent of the voting securities of
        any one issuer

MANAGEMENT OF THE FUND
Advance Capital I, Inc. is managed by a Board of Directors. The Directors are responsible for managing the company's business affairs and for exercising all the company's powers except those reserved for the shareholders. Officers and Directors of the Company, their addresses, and principal occupations during the last five years, are as follows:

--------------------------------------------------------------------------------------------------
				Positions		Principal Occupations
Name and Address		& Offices		During past 5 Years
--------------------------------------------------------------------------------------------------
*John C. Shoemaker		Director and		President & Director, Advance Capital I,
One Towne Square		President		Inc.; President, Advance Capital
Suite 444						Management, Inc.
Southfield, MI  48076
DOB 8/5/1945
--------------------------------------------------------------------------------------------------
Robert J. Cappelli		Vice President		President, Advance Capital Services, Inc.;
One Towne Square		and Treasurer		Vice President & Treasurer, Advance
Suite 444						Capital I, Inc.
Southfield, MI  48076
DOB 12/7/1951

--------------------------------------------------------------------------------------------------
Charles J. Cobb			Vice President		Vice President, Advance Capital I, Inc.;
One Towne Square					Regional Representative, Advance Capital
Suite 444						Services, Inc.; Controller, Advance Capital
Southfield, MI  48076					I, Inc., Advance Capital Group, Inc.
DOB 1/1/1964
--------------------------------------------------------------------------------------------------
Kathy J. Harkleroad		Secretary		Secretary, Advance Capital I., Inc.
One Towne Square					Director of  Client Services, Advance Capital
Suite 444						Services, Inc.
Southfield, MI  48076
DOB 8/28/1952
--------------------------------------------------------------------------------------------------
Joseph A. Ahern			Director		Attorney and Partner, Stark, Reagan &
3208 E. Breckenridge		                 	Finnerty, P.C.
Bloomfield Hills, MI  48301
DOB 1/30/1958
--------------------------------------------------------------------------------------------------
Richard W. Holtcamp		Director		Retired General Manager - Marketing,
27 Oyster Rake Lane					Michigan Bell Telephone; Director of
Hilton Head Is., SC  29926				Marketing and Consultant, Fishburne & Co.,
DOB							Inc.
--------------------------------------------------------------------------------------------------
Harry Kalajian			Director	        Retired Executive Vice President - Finance
2401 Eimen Road				      	        & External Affairs, Michigan Bell
Traverse City, MI  49686				Telephone; Treasurer, WTVS Public
DOB 4/11/1932						Television, Channel 56 Detroit; Vice
							Chairman, Board of Trustees, Grace
							Hospital, Detroit
--------------------------------------------------------------------------------------------------
Frank R. Zimmerman		Director		Retired President, Illinois Bell Telephone
4291 Maitland Road					Company; Director, Executive Service Corp
P.O. Box 87						of Chicago; Director, First Methodist
Acme, MI  49610						Episcopal Aid Society
DOB
--------------------------------------------------------------------------------------------------

*Officers of the Funds are "interested persons" as defined in the Investment Company Act of 1940.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROLLING PERSONS
As of January 31, 1999, no individual owned of record or beneficially 25 percent or more of any Class of stock or, in any other manner, represents a controlling interest in the company.

PRINCIPAL HOLDERS OF SECURITIES
As of January 31, 1999, the following individuals were known to own of record or beneficially 5 percent or more of the outstanding shares of a particular class of Shares of the COMPANY:

							PERCENT
NAME AND ADDRESS			SHARES		OF CLASS
----------------                        ------          --------
William E. Ross	                        23,128.518	6.53%
586 Robin Hood Lane
Grayling, MI   49728-9382

Jack M. Carter	                        20,103.563	5.68%
365 Sand Point
Mead, OK   73449

PRINCIPAL HOLDERS OF SECURITIES (DIRECTORS AND OFFICERS)
As of January 31, 1999, all directors and officers as a group owned 52,134 Class A Shares (1.5%), 6,932 Class B Shares (2.0%),
16,841 Class C Shares (.2%), 671 Class E Shares (0%), and 45,734
Class F Shares (5.0%).

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER AND SUB-ADVISER
Advance Capital Management, Inc. serves as Investment Adviser to the FUNDS. Under Asset Manager's Agreements, signed December 21,
1993 and December 17, 1993, T. Rowe Price Associates, Inc. ("T. Rowe Price"), has been hired as a Sub-Adviser to the Equity Growth and Balanced Funds. These agreements were approved at a Special Meeting of Shareholders on October 28, 1993. The principal business address of Advance Capital Management, Inc. is in Southfield, Michigan. T. Rowe Price is a Maryland Corporation with its principal business address in Baltimore, Maryland. Subject to the general supervision of the COMPANY's Directors and in accordance with each FUND's investment objectives and policies, the Investment Adviser continually conducts investment research and furnishes an investment program for each of the FUNDS and the COMPANY, is responsible for the purchase and sale of each FUND's portfolio securities and maintains the COMPANY's records relating to such purchases and sales.

The Investment Advisory Agreement provides that the Investment Adviser shall not be held liable for any error of judgment or mistake of law or for any loss suffered by the COMPANY in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad-faith, or gross negligence on the part of the Investment Adviser in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder.

The Investment Adviser has agreed to pay certain expenses, including the fees associated with hiring of a Sub-Adviser, incurred in connection with its activities under the Investment Advisory Agreement other than the cost of securities, including brokerage commissions, purchased for the

COMPANY. Specifically, the Investment Adviser will pay for (a) the salaries and employment benefits of all its employees who are engaged in providing these services, (b) adequate office space and suitable office equipment for such employees, (c) all telephone and postage costs relating to such functions.

For services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Investment Adviser receives a fee, computed daily and paid monthly, at the annual rate of .7 percent of the average daily net assets of the Equity Growth Fund and the Balanced Fund, .4 percent of the average daily net assets of the Bond Fund and Cornerstone Stock Fund and .5 percent of the average daily net assets of the Retirement Income Fund. The Sub-Advisory Agreements do not provide for any increase in the level of fees payable by the COMPANY. For its services, the Sub-Adviser is paid a fee by the Investment Adviser, payable over the same time periods and calculated in the same manner as the investment advisory fee, of .2 percent on the average daily net assets up to 100 million dollars and .15% on average daily assets over 100 million dollars of the Equity Growth Fund and of that portion of the Balanced Fund so designated by the Investment Adviser to be invested in common stocks. From time to time, as it may deem appropriate in its sole discretion, the Investment Adviser may waive a portion or all of its advisory fee.

If the expenses borne by any FUND in any fiscal year exceed expense limitations imposed by applicable state regulations, Advance Capital Management, Inc. will reimburse the COMPANY for a portion of any such excess to the extent required by such regulations up to the amount of fees payable to it or it may effect such reimbursement regardless of the fees payable to it. Such amount, if any, will be estimated, reconciled and paid on a monthly basis.

12B-1 AND DISTRIBUTION PLAN
Expenses of the COMPANY may include distribution-related expenses which the COMPANY is permitted to bear under a Plan of Distribution complying with the provisions of Rule 12b-1 under the Investment Company Act of 1940. Such Plan was approved by the Board of Directors, including a majority of the Directors who are not interested persons of the COMPANY and who have no direct or indirect financial interest in the operation of the Plan. Under the Plan, up to .25% of each FUND's average daily net assets, for any fiscal year, may be expended for preparation, reproduction, and distribution of sales literature and prospectuses used for sales purposes; public relations and communications with investors and prospective investors; and compensation of sales personnel.

Under the Distribution Agreement, each FUND is authorized to reimburse the Distributor for its activities (which are the same as those authorized by the Plan) on behalf of each FUND on a monthly basis, provided that any payment by a FUND to Distributor, together with any other payments made by such FUND pursuant to the Plan, shall not exceed
 .02083 percent of its average daily net assets for the prior month (.25 percent on an annualized basis).

The plan was initially approved on July 17, 1987, by the Directors of the COMPANY, including a majority of the Directors who were not "interest persons" (as defined in the 1940 Act) of the COMPANY and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the Qualified Directors). In approving the Plan, the Directors determined that the Plan was in the best interest of the shareholders of each FUND. At the first Annual Meeting of Shareholders held on July 22, 1988 for the shareholders of the Equity Growth, Bond and Balanced Funds and July 23, 1993 for the shareholders of the Retirement Income Fund, the Plan of Distribution was approved. A modification of the plan to reduce the aggregated fees charged under the plan to .25 percent annually, was approved by the Board of Directors on April, 24, 1992. During the fiscal year ended December 31, 1998, the COMPANY paid or accrued distribution expenses of $148,846, $ 0, $282,936, $593, and $527,069 for the Equity Growth, Bond, Balanced, Cornerstone Stock and Retirement Income Funds, respectively, the COMPANY's distributor, Advance Capital Services, Inc.

ADMINISTRATOR AND TRANSFER AGENT
Advance Capital Group, Inc., located at One Towne Square, Suite
444, Southfield, Michigan, 48076, serves as the COMPANY's Administrator
and Transfer Agent.   Under the Administration and Transfer Agent
Agreement, Advance Capital Group, Inc. as Administrator agrees to maintain office facilities for the COMPANY, furnish the COMPANY with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the COMPANY, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective FUNDS. The administrator prepares semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, prepares filings with the state commissions, maintains financial accounts and records and generally assists in all aspects of the COMPANY's operations. Advance Capital Group, Inc., acting in its capacity as Transfer Agent, arranges for and bears the cost of processing share purchase and redemption orders, maintains shareholder record accounts and serves as dividend disbursing agent, with duties involving calculation of dividends and capital gains distributions, issuing dividend and capital gains payment records. The Transfer Agent is also responsible for preparing and mailing to shareholders periodic account statements, federal tax information, daily confirmations of transactions in FUND shares. In addition, the Transfer Agent will respond to telephone and mail inquiries concerning the status of shareholder accounts.

CUSTODIAN
Huntington National Bank, located at 220 Park St., Suite 100, Birmingham, Michigan 48009, is "Custodian" of the COMPANY's assets. Under the custodian agreement, Huntington has agreed to a) maintain separate accounts in the name of the COMPANY; b) make receipts and disbursements of money on behalf of the COMPANY; c) collect and receive all income and other payments and distributions on account of the COMPANY's portfolio securities; d) respond to correspondence from securities brokers and others relating to its duties; e) maintain certain financial accounts and records; f) make periodic reports to the COMPANY's Board of Directors concerning the COMPANY's operations. Under the custodian agreement, Custodian is entitled to monthly fees for furnishing custodial services and is entitled to reimbursement for its out of pocket expenses in connection with the above services.

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, with offices at 2050 North Woodward, Suite 200, Bloomfield Hills, Michigan 48304 serves as independent accountants for the COMPANY. The financial highlights and financial statements of the COMPANY included in the Prospectus and Statement of Additional Information, respectively, have been audited by PricewaterhouseCoopers LLP for the years ended December 31, 1995 through December 31, 1998, whose report is also included herein.

COUNSEL
Berry Moorman P.C., 600 Woodbridge Place, Detroit, Michigan 48226, are counsel to the COMPANY and will pass upon the legality of the Shares offered in the Prospectus.

PORTFOLIO TRANSACTIONS
The Investment Adviser and Sub-Adviser are responsible for, make decisions with respect to, and place orders for all purchases and sales of portfolio securities.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.

Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the COMPANY, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

The Investment Advisory Agreement between the COMPANY and the Investment Adviser and the Asset Manager's Agreement between the Investment Adviser and the Sub-Adviser, both provide that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser and Sub-Adviser will seek to obtain the best net price and the most favorable execution. The Investment Adviser and Sub-Adviser will consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any for the specific transaction and on a continuing basis. In addition, the Investment Advisory Agreement authorizes the Investment Adviser, to the extent permitted by law and subject to the review of the COMPANY's Board of Directors, from time to time, with respect to the extent and continuation of this policy, to cause any of the FUNDS to pay a broker-dealer which furnishes brokerage and research services at a higher commission than that which might be charged by another broker-dealer for effecting the same transaction. This is allowed when the Investment Adviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Investment Adviser, to the accounts to which it exercises investment direction. Such brokerage and research services may consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, yields or broad overviews of the stock market and the economy.

Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Investment Adviser or Sub-Adviser and does not reduce the investment advisory fee payable to the Investment Adviser by the COMPANY. Such information may be useful to the Investment Adviser or Sub-Adviser in servicing both the COMPANY and other clients, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Adviser or Sub-Adviser in carrying out its obligations to the COMPANY.

The COMPANY has authorized the Investment Adviser to place brokerage orders with some brokers who distribute the COMPANY's Shares. The Investment Adviser will do so only when it reasonably believes that the commissions and the transaction quality are comparable to that available from other qualified brokers.

Portfolio securities will not be purchased from, or sold to, the Investment Adviser, the Sub-Adviser, the Distributor or any affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission.

CAPITAL STOCK AND OTHER SECURITIES
Advance Capital I, Inc. shares are currently classified into five classes of shares, each representing interest in one of five separate investment portfolios. Class A common shares represent interests in the Equity Growth Fund, Class B common shares represent interests in the Bond Fund, Class C common shares represent interest in the Balanced Fund, Class E common shares represent interests in the Retirement Income Fund, and Class F common shares represent interests in the Cornerstone Stock Fund.

Each share is entitled to such dividends and distributions out of the income earned on the assets belonging to such FUND as are declared at the discretion of the Board of Directors.

Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise expressly required by law, or when the matter to be voted upon affects only the interest of the shareholders of a particular class. At such time, shares of capital stock of the COMPANY shall be voted by individual class and only shares of capital stock of the respective class or classes affected by a matter shall be entitled to vote on such a matter. The approval of an investment company agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a FUND only if approved by a majority of the outstanding shares of such FUND. Also, the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders without regard to class.

Shares have no preemptive rights and only conversion or exchange rights as the Board of Directors allows. When issued for payment, the COMPANY's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the COMPANY or an individual FUND, shareholders of a FUND are entitled to receive the assets available for distribution belonging to the particular FUND, and a proportionate distribution of any general assets of the COMPANY not belonging to any particular FUND which are available for distribution.

The Board of Directors is authorized, with shareholder approval, to
(a) sell all assets of a FUND at net asset value for consideration involving cash or securities and transfer to another management investment company (b) sell and convert the FUND's assets into cash and cause all shares of the FUND to be redeemed at net asset value (c) combine the assets belonging to a FUND with the assets belonging to another FUND as long as the Board of Directors determines that such combination will not have a material adverse effect on shareholders of any FUND participating in such combination.

PURCHASE AND PRICING OF SHARES
Shares may be purchased in any of the FUNDS by completing an Application to Purchase Shares. The Application and a check made payable to Advance Capital I, Inc. can be mailed to the Southfield, MI address located on the cover of this Statement.

Securities are valued at market value, or if a market quotation is not readily available, at their fair market value. The net asset value is calculated by adding up the total assets of the FUND, subtracting all of its liabilities, or debts, and then dividing by the total number of FUND shares outstanding.

				Total Assets - Liabilities
                                ----------------------------
     Net Asset Value = 		Number of Shares Outstanding

TAXATION OF THE FUND
The Internal Revenue Code of 1986 treats each FUND in a series mutual fund as a separate corporation. Each FUND intends to qualify each year as a "regulated investment company" under Subchapter M on the Internal Revenue Code of 1954. The company intends to distribute to shareholders of each FUND all capital gains and income earned.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Information on the tax status of dividends is provided annually.

At the time of your purchase, the FUND's net asset value may reflect undistributed income or capital gains or unrealized appreciation of securities held by the FUND. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as described above.

PERFORMANCE INFORMATION
AVERAGE ANNUAL TOTAL RETURN
From time to time, each FUND may state its total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the FUND's average annual compounded rate of return over the most recent 1 year period or life of the FUND.

Each FUND's average annual compounded rated of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

				P(1+T) = ERV

Where: P = a hypothetical initial purchase order of $1,000 from which the maximum sales load (0) is deducted.

	T =  average annual total return
	n =  number of years
	ERV= redeemable value of the hypothetical $1,000 purchase at the end of the period

Aggregate total return is calculated in a similar manner, except that the results are not annualized.

The performance of each of the FUNDS, as shown below, is the average annual return for the FUNDS for the periods listed. Security prices fluctuate during the period covered and past results should not be considered representative of future performance.

                       AVERAGE ANNUAL RETURN

		       		    1 YEAR     5 YEARS     10 YEARS     LIFE OF FUND
-----------------------------------------------------------------------------------------
Bond Fund            	     	    8.1%       6.8%        8.7%         8.5%
Retirement Income Fund              6.2%       7.7%        N/A          8.6%
Balanced Fund		     	    13.1%      14.8%	   11.6%        10.1%**
Cornerstone Stock Fund              N/A        N/A         N/A          4.6%
Equity Growth Fund 		    16.2%      16.3%       N/A          16.3% *
-----------------------------------------------------------------------------------------

*Effective December 29, 1993, the investment objectives of the Equity Growth Fund were changed by shareholder vote and T. Rowe Price Associates, Inc. became the sub-investment adviser with the primary responsibility for the daily security investment decisions.

**Effective December 29, 1993, T. Rowe Price Associates, Inc. became the sub-investment adviser with the primary responsibility for the daily equity security investment decisions for the Balanced Fund.

YIELD QUOTATION
Directions: Based on a 30 day (or one month ) period ended on the date of the most recent balance sheet included in the registration statement, calculate the Fund's yield by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

			YIELD  = 2(a-b/cd +1)6 - 1





Where:
a	=	dividends and interest earned during the period
b	=	expenses accrued for the period (net of reimbursements)
c	=	the average daily number of shares outstanding during
                the period that were entitled to receive dividends
d 	=	the maximum offering price per share on the last day
                of the period


FINANCIAL STATEMENTS
The following is attached:

(1) Annual Report for year ended December 31, 1998. The annual report includes: Investment Performance, Financial Highlights, Portfolio of Investments, Statements of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, the Independent Accountants' Report, and Additional Information.

ANNUAL REPORT

December 31, 1998

ADVANCE Capital I, Inc.
An investment company with five funds

TABLE OF CONTENTS
---------------------------------------------
                                         Page
A Letter to Our Shareholders..............2
Investment Performance....................4
Financial Highlights.....................12

PORTFOLIO OF INVESTMENTS
     Equity Growth Fund..................17
     Bond Fund...........................22
     Balanced Fund.......................24
     Retirement Income Fund..............37
     Cornerstone Stock Fund..............45

Statement of Assets and Liabilities......47
Statement of Operations..................48
Statement of Changes in Net Assets.......49
Notes to Financial Statements............52
Report of Independent Accountants........56
Additional Information...................57

Dear Shareholders,

     Many unsettling world events, both intriguing and emotionally draining, characterized the investment landscape in 1998. El Nino's floods and hurricanes decimated lives and crushed local economies. Financial troubles led both to civil unrest and to many International Monetary Fund (IMF) bailout
packages around the world.   At home, the ongoing impeachment
inquiry of the President dominated the news throughout the year. Even in the face of this turmoil, 1998 provided the fourth straight year of record stock returns, the first budget surplus in three decades and the lowest unemployment and inflation rates in thirty years.

     When the year began, many predicted an "average" year for stocks. Double-digit returns were the rule for the prior three years and, considering the unsettled economies of Asia, stocks were expected to return to their historical averages at best.
In retrospect, the year was anything but average. Early in the year, despite the anticipated decline in domestic GDP growth and mounting foreign problems, stocks soared. By April, the S&P 500 and the NASDAQ Composite Indices were headed for another record year as investors' appetite for stocks appeared insatiable, especially among Internet-related IPOs.

     As stocks continued to climb, the financial flu which had plagued Asia spread to the economies of Russia and Brazil. Rising political uncertainty and anemic economic growth left foreign investors in Russia fearful of a dramatic repetition of their experience in Asia. Their exodus ultimately led to a devaluation of the ruble, skyrocketing interest rates and plummeting stock values. Russia subsequently defaulted on a debt payment and sought an IMF bailout. In Brazil, huge budget deficits, rising interest rates and crumbling currency values forced that government to seek the assistance of the IMF. Together with loans from the World Bank, a $42 billion rescue package was created in an attempt to restore investor confidence and bring economic stability to the region.

     By the start of the third quarter, the combination of slower growth, falling commodity prices and crumbling foreign economies prompted many economists to conclude that global deflation or recession would follow. Either scenario represented trouble for stocks and investors began to unload stocks for the safety of U.S. government bonds. From mid July through mid September all the major stock indices dropped 15 to 20 percent. World financial markets appeared in disarray, liquidity was low and investor confidence was shaken.

     To stabilize world markets and add needed liquidity to the global financial system, central banks in 22 nations began lowering borrowing costs and did so an unprecedented 55 times from September to year end. That historic effort appears to have worked. The S&P 500 rebounded from its low to return almost 29 percent for the full year and perhaps, more importantly, investor confidence and liquidity appear to have returned to the capital markets.

     Within this volatile environment, the Advance Capital I, Funds produced returns that were in-line with and generally better than the indices of funds with similar objectives. The Equity Growth
Fund increased 16.2 percent for the year while the Lipper Mid Cap
Fund Index increased 13.9 percent.  The Balanced Fund with its
60-40 mix of stocks and bonds, increased 13.2 percent compared to a 15.1 percent increase in the Lipper Balanced Fund Index. The Bond and Retirement Income Funds returned 8.1 and 6.2 percent, respectively, compared to the Lipper Intermediate Bond Index return of 7.9 percent and the Lipper BBB Bond Index return of 6.0 percent. The new Advance Capital I, Inc. Cornerstone Stock Fund began trading on December 17th. For the final two week period of the year that Fund returned 4.6 percent compared to 4.2 percent for the S&P 500.

     Looking ahead we see that global prosperity remains fragile as unresolved economic and financial issues litter the road to continued prosperity. Japan, for instance, has wrestled with a decade long recession and a depression there is not out of the question. Without major shifts in financial policies, business models and consumer spending habits, the Japanese economy can only provide a shadow of its former prosperity. In Brazil, the economy appears headed for serious trouble. Recent steps by policy makers to devalue the currency in an attempt to realign the economy has undercut Brazilian loan values held by financial institutions worldwide. The economic health of Brazil and Japan are particularly important because they represent two of the four largest economies in the world.

     Domestically, business investment appears poised for a decline as the financing environment may restrict the availability of capital for expansion. Also, consolidations and mega-mergers could well lead to higher unemployment and lower personal income growth. These reduce consumer demand and squeeze corporate profits. Finally, the "wealth effect" of the last few years, produced by robust stock gains, low energy costs and refinanced mortgages, will most likely subside in 1999.

     So what does this mean for stocks and bonds? Even though the new year has started with a bang, we expect "average" results for both stocks and bonds in 1999. Although the economic foundation remains solid, many uncertainties linger. From the problems in foreign markets and slowing business investments to a debt burdened consumer, we expect that the year will be remembered as the year in which the financial markets took a welcome breather.

     At December 31, 1998, the five Advance Capital I, Inc. Funds held about $426 million in total assets, about 20 percent more than the prior year. Our focus has been and will remain on the long term. Intelligent investment decisions, broad diversification and control of costs comprise the cornerstones of our investment philosophy. We fully expect this approach will continue to serve our investors well over time. We thank you for your continued confidence and look forward to providing you with service and results designed to meet or exceed your long term investment objectives. If you have questions or if we may be of service, please call us. We appreciate the opportunity to answer your questions or to discuss financial or investment matters that may be of interest to you. Our toll-free number is (800) 345-4783.

                             Sincerely,



/s/ John C. Shoemaker                  /s/ Robert J. Cappelli
John C. Shoemaker                      Robert J. Cappelli

February 18, 1999

INVESTMENT PERFORMANCE

ADVANCE CAPITAL I, INC. IS AN OPEN-END, DIVERSIFIED MANAGEMENT
INVESTMENT COMPANY OFFERING INVESTMENT OPPORTUNITIES IN FIVE
MUTUAL FUND PORTFOLIOS.

           1998 FUND RESULTS
           Equity Growth                16.23%
           Balanced                     13.15%
           Bond                          8.12%
           Retirement Income             6.20%
           Cornerstone Stock*            4.60%

* Fund began 12/17/1998

     The accompanying comments are intended to help investors evaluate the dynamics of mutual fund performance. The charts and tables that follow show the average annual return of each Fund as well as selected measures of general stock and bond market returns. The Consumer Price Index (CPI) is also shown to illustrate the impact inflation has on investment returns.

     Figures for the life of the Bond and Balanced Funds begin August 31, 1987. The Retirement Income Fund figures begin on January 1, 1993, the start date for the Fund. The historical figures for the Equity Growth Fund begin January 1, 1994, immediately following a substantial change in the investment objectives and the addition of T. Rowe Price as a sub-investment
advisor to the Fund.   Figures for the Cornerstone Stock Fund
begin on December 17, 1998, the start date for the Fund.

THE EQUITY GROWTH FUND IN 1998

THE ADVANCE CAPITAL I EQUITY GROWTH FUND SEEKS LONG-TERM GROWTH
OF CAPITAL BY INVESTING PRIMARILY IN COMMON STOCKS OF SMALL,
RAPIDLY GROWING COMPANIES.

              TOP FIVE INDUSTRIES
              Computer Software              12.2%
              Retail Store                    9.5%
              Computer Peripheral             6.4%
              Medical Supplies                5.0%
              Broadcasting/Cable TV           4.4%

     The Equity Growth Fund returned 16.2 percent in 1998 while the S&P 400 Mid Cap Index returned 19.1 percent and the Lipper Mid Cap Index returned 13.9 percent. The accompanying graph shows the cumulative performance of the Equity Growth Fund, the Lipper Mid Cap Index, the S&P 400 Mid Cap Index and the Consumer Price Index (CPI) since the beginning of 1994.

     As investors reacted to the collapse of markets in high risk areas of the world, the equity markets were riddled with volatility. The first half of the year saw continued investor enthusiasm about the longevity of the U.S. economic expansion and surprisingly strong corporate profits. By mid year, however, it started to became apparent that problems in Asia and Russia could affect the growth prospects for the U.S. economy. As investor sentiment changed from euphoria to caution, the stock market went on a roller coaster ride. For example, the NASDAQ Composite Index had returned about 21 percent by June 30th. By mid October the Index was only slightly positive for the year (2.5 percent). In the final few months, market stability and investor confidence came roaring back to catapult the NASDAQ Composite Index to its third straight year of double-digit returns.

     As a mid cap growth fund, the Equity Growth Fund's investment performance was in-line with its peers, but once again lagged funds holding larger capitalized stocks. Typically, mid cap stocks have market capitalization's between $1 billion and

$5 billion, while large capitalized stocks have market capitalization's well over $10 billion. In volatile markets, investors tend to favor larger companies for their predictable earnings growth, leading industry positions and diverse product bases. In contrast, smaller companies have a narrower product scope and rely heavily on solid economic growth, low interest rates and an expanding market for their products to achieve above average growth rates. Although the economy performed well and interest rates remained low, many industries were affected by the problems overseas. Some companies that use or sell commodities were hit especially hard from "dumping" by Asian companies in desperate need of cash. As this new supply flooded the market, world commodity prices fell and domestic commodity producer profit margins were squeezed.
Also, as Asia fought its worst economic crisis in thirty years, the demand for telecommunications equipment, computers and ancillary products declined considerably. The financial strength and product diversity of larger companies gave them a distinct competitive advantage over many smaller companies that were unable to shift resources or respond as quickly to these pressures. The top names in the NASDAQ Composite Index contributed to the majority of the Index's return which helps to explain some of the performance differential between larger and smaller capitalized stocks over the last few years.

     Today, investors remain upbeat but cautious as Asia continues to struggle to rebuild its economic system and Brazil appears to have become the latest casualty of the global economic flu. Domestically, economic growth remains solid, interest rates are controlled and consumer confidence is strong. Stock investing will remain a roller coaster ride as contradicting foreign problems battle the strong U.S. economy. This volatile investing environment for 1999 will keep investors on their toes and returns around their average.


THE EQUITY GROWTH FUND

[EDGAR REFERENCE - S & P 400 MID CAP, LIPPER MID CAP, EQUITY GROWTH AND CPI INDEX LINE CHART FOR 1994-1998]


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1998

                                      Past 1        Past 5       Life of
                                      Year          Years        Fund
                                      -------       -------      -------
         Equity Growth Fund           16.23%        16.30%       16.30%
         S&P 400 Mid Cap Index        19.09%        18.83%       18.83%
         Lipper Mid Cap Index         13.92%        16.35%       16.35%
         Consumer Price Index (CPI)    1.61%         2.43%        2.43%


     Past performance should not be used to attempt to predict future performance.

THE BOND FUND IN 1998

THE ADVANCE CAPITAL I BOND FUND SEEKS TO PROVIDE INVESTORS WITH
STABLE INCOME FROM HIGH QUALITY INVESTMENT GRADE BONDS AND U.S.
GOVERNMENT BONDS.


              AS OF 12/31/98
              Average Maturity                     8.2 Years
              Average Quality                             A+
              Average Duration                     5.5 Years
              Size                               3.7 Million

     The Bond Fund returned 8.1 percent for 1998 compared to the Lipper Intermediate Bond Index return of 7.9 percent. The Bond Fund's return represents 6.6 percent from income distributed to shareholders and a 1.5 percent increase in share price. The accompanying graph shows the cumulative performance of the Bond Fund, the Balanced Fund, the Lipper Intermediate Bond Index, the Consumer Price Index (CPI) and the Lipper Balanced Index since August 1987, the Fund's inception.

     The foreign contagion which began in 1997 continued its devastation throughout most of 1998. As problems spread through global economies, many investors sought comfort in the safety of U.S. government and high grade corporate bonds. The buying pressure, along with three rate cuts by the Federal Reserve, pushed the yield on the thirty year government bond from around six percent at the beginning of the year, to less than five percent by year end. The fundamental characteristics for most fixed income investments remain favorable as both the CPI and PPI indexes remain subdued, productivity appears to have offset rising wage pressures and commodity prices are stable. In addition, the Federal Reserve remains poised to lower interest further if economic or market conditions begin to deteriorate. This investment environment will continue to favor high quality investment grade issues and U.S. treasury bonds.

     At December 31, the Bond Fund was fully invested with an overall portfolio maturity of about 8.2 years. This maturity is near the middle of the target range of 5 to 10 years and slightly shorter than the year earlier figure of 9.5 years. The combination of strategically selling some longer than average maturing bonds along with bonds being called, led to the slight decline in overall Fund maturity. Although average maturity changed, overall quality remained an A+ and diversification was maintained.

     Today, foreign markets remain weak, commodity pressures are low and the economy appears poised for slower growth. The Bond Fund's structure of maintaining a well diversified portfolio of high quality bonds is well positioned for this fixed income scenario in 1999.

THE BALANCED FUND IN 1998

THE ADVANCE CAPITAL I BALANCED FUND SEEKS TO PROVIDE CAPITAL
APPRECIATION, CURRENT INCOME AND PRESERVATION OF CAPITAL BY
INVESTING IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND BONDS.

              AS OF 12/31/98
              Bonds                       41%
              Small Stocks                20%
              Large Stocks                39%
              Size              $ 125 Million

     The Balanced Fund increased 13.2 percent in 1998 while the Lipper Balanced Index increased 15.1 percent. The accompanying graph illustrates the cumulative performance of the Balanced Fund, the Bond Fund, the Lipper Intermediate Bond Index, the Lipper Balanced Index and the Consumer Price Index (CPI) since August
1987, the Fund's inception. Although the Fund began in August of 1987, the investment objectives and policies were changed at the end of 1993 and T. Rowe Price Associates was added as sub-investment advisor to the Fund at that time.

     The Balanced Fund's mix of large company value, small company growth and investment grade fixed income securities produced positive results in a very volatile investment environment. For the fourth straight year, large company "growth" stocks such as Microsoft,
Intel and General Electric outpaced large company "value" stocks such as Halliburton and International Paper Company. The significant volatility in global markets, combined with falling commodity prices has steered many investors toward large company growth stocks for
their predictable earnings and solid market positions.   The
increased demand has led to historically high valuations and prices for many of these large company growth stocks. The distinct performance gap between growth and value stocks contributed to the Balanced Fund's under performance relative to the Lipper Balanced Index last year.

     Fixed income securities comprise about 40 percent of the total Fund. This portion of the Fund benefited from surprisingly low inflation and stock volatility which increased the demand for the stability of fixed income investments. The underlying economic fundamentals remain positive for bonds as both the CPI and PPI remain at historically low levels, energy costs are the lowest in twelve years and wage pressures are in-check. Also, nagging foreign problems will keep investors nervous and more willing to hold fixed income securities.

     Small-to-mid sized company growth stocks comprise the remaining 20 percent of the Balanced Fund. Although these stocks produced positive results for the year, they were once again over shadowed by investors' desire to hold large company growth stocks. Over long periods, however, statistical evidence proves that returns are higher for smaller company growth than for large company growth stocks.

     Today, investor confidence has returned to the equity markets amidst a strong U.S. economy and serious foreign problems. The Balanced Fund's allocation between large company, small company and fixed income securities along with proper industry diversification, should continue to provide a consistency and "balance" to returns should inflation increase or foreign problems escalate.

THE BOND AND BALANCED FUNDS

[EDGAR REFERENCE - LIPPER BALANCED, BALANCED, LIPPER BOND, BOND AND CPI INDEX LINE CHART FOR 1987-1998]


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1998

                                          Past 1      Past 5       Life of
                                          Year        Years *      Fund
                                       ----------   ----------   ----------
         Bond Fund                        8.12%        6.86%        8.49%
         Balanced Fund                   13.15%       14.82%       10.13%
         Lipper Intermediate
          Bond Index                      7.87%        6.27%        8.82%
         Lipper Balanced Index           15.09%       13.11%       13.45%
         Consumer Price Index (CPI)       1.61%        2.43%        3.24%

Past performance should not be used to attempt to predict future performance.

*The investment objectives and policies of the Balanced Fund were changed at the end of 1993 and T. Rowe Price Associates was added as sub-investment advisor to the Fund at that time. The five year figures reflect results since that change.

THE RETIREMENT INCOME FUND IN 1998

THE ADVANCE CAPITAL I RETIREMENT INCOME FUND SEEKS TO PROVIDE INVESTORS WITH CURRENT INCOME BY INVESTING AT LEAST 65 PERCENT IN INVESTMENT GRADE CORPORATE AND U.S. GOVERNMENT BONDS AND AS MUCH AS 33 PERCENT IN LOWER-RATED HIGH-YIELDING INSTRUMENTS.


              AS OF 12/31/98
              Average Maturity                 15.3 Years
              Average Quality                         BBB
              Average Duration                  8.1 Years
              Size                           $221 Million

     The Retirement Income Fund returned 6.2 percent for the year. The return was comprised of 7.1 percent from income distributed to shareholders and a .9 percent decrease in share price. The accompanying graph shows the cumulative performance of the Retirement Income Fund, the Lipper BBB Index and the
Consumer Price Index (CPI) since January 1993, the Fund's inception.

     As underlying fundamentals remained strong, the environment for investment grade fixed income securities was positive throughout 1998. Early in the year, expectations of benign inflation and slowing global growth spurred the demand for U.S. treasury bonds and high quality corporate bonds. By the third quarter, economic and social unrest in Asia and Russia left investors skittish about equity securities and desperate for the stability of fixed income securities, particularly those issued by the U.S. Government The dramatic shift in sentiment sent prices soaring and yields plummeting for both government and high quality corporate bonds. The yield on the thirty year government bond declined from around six percent at the beginning of the year to below five percent by mid September. By year end, the Federal Reserve had lowered rates three times to help stabilize world markets and improve the liquidity of the global financial system. Along with lower consumer and producer prices, the action by the Federal Reserve helped investment grade bonds and U.S. government securities generate above average returns for the year.

     In addition to investment grade bonds, the Retirement Income Fund also invests in high yield securities. The high yield market experienced severe volatility, along with liquidity problems during the third quarter.  These pressures stemmed from a
faltering Russian economy, continued problems in Asia and nervous
investors.   As uncertainty built, investors pulled money from high
yield bond funds, forcing some portfolio managers to sell in order to meet redemptions. Once the Federal Reserve stepped up its effort to cut key interest rates, high yield investors returned to the market and values inched back to respectable levels. The recent volatility in high yield bonds, although rare, is precisely the reason investors demand a higher yield to hold these securities.
The Fund's strategy of holding about two thirds investment grade and on third percent high yield bonds proved beneficial as rising investment grade values offset a relatively poor performance of high yield bonds.

     Today, the Retirement Income Fund's high yield portion remains weighted toward speculative quality names with relatively strong investment characteristics. The investment grade portion remains at its average maturity and quality levels. It appears that the high yield market has stabilized and market participants have returned. Interest rates are subdued and underlying fundamentals point to an average year for most fixed income securities in 1999.

THE RETIREMENT INCOME FUND

[EDGAR REFERENCE - RETIREMENT INCOME, LIPPER BBB INDEX AND CPI
INDEX LINE CHART FOR 1993-1998]


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1998

                                         Past 1       Past 5      Life of
                                         Year         Years       Fund
                                        ---------    ---------   ---------
         Retirement Income Fund           6.20%        7.71%       8.60%
         Lipper BBB Index                 5.98%        6.92%       7.77%
         Consumer Price Index (CPI)       1.61%        2.43%       2.44%

Past performance should not be used to attempt to predict future performance.

THE CORNERSTONE STOCK FUND IN 1998

THE ADVANCE CAPITAL I CORNERSTONE STOCK FUND SEEKS TO PROVIDE
LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN COMMON
STOCKS OF LARGE, WELL ESTABLISHED COMPANIES.


              TOP FIVE HOLDINGS
              --------------------

              Microsoft
              Intel
              General Electric
              Cisco Systems
              Dell Computers


     The Cornerstone Stock Fund commenced on December 17, 1998.
For the two week period the Fund returned 4.6 percent while the S&P 500 Index returned 4.2 percent.

     The Cornerstone Stock Fund invests primarily in a diversified group of large, well established companies with market capitalization's well over $10 billion. Companies of this size tend to have established product lines, solid market positions and substantial financial resources. These are the most liquid stocks in the marketplace.

     Today, the Cornerstone Stock Fund is fully invested with over fifty securities in ten different industries. An emphasis on technology, pharmaceuticals and telecommunications recognizes the major growth opportunities of the next decade. The Fund's strategy of investing in highly capitalized companies with industry leading positions along with diligent investment research should prove beneficial over the long term.

                          ADVANCE CAPITAL I, INC.
                           FINANCIAL HIGHLIGHTS

-----------------------------------------------------------

                                                                                 EQUITY GROWTH
                                                              --------------------------------------------------
                                                                            Years ended December 31
                                                              --------------------------------------------------
                                                                 1998       1997       1996       1995       1994
                                                              ---------  ---------  ---------  ---------  ---------
SELECTED PER-SHARE DATA
  Net asset value, beginning of year . . . . . . . . . . . .    $17.25     $14.72     $12.53      $9.08      $9.46
                                                              ---------  ---------  ---------  ---------  ---------
Income from investment operations
  Net investment income (loss) . . . . . . . . . . . . . . .    (0.10)     (0.09)     (0.07)     (0.03)     (0.03)

  Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . . . . . . . . . .      2.90       2.69       2.26       3.48     (0.35)
                                                              ---------  ---------  ---------  ---------  ---------
  Total from investment operations . . . . . . . . . . . . .      2.80       2.60       2.19       3.45     (0.38)
                                                              ---------  ---------  ---------  ---------  ---------
Less distributions
  Net investment income. . . . . . . . . . . . . . . . . . .      0.00       0.00       0.00       0.00       0.00

  Net realized gain on investments . . . . . . . . . . . . .      0.00     (0.07)       0.00       0.00       0.00
                                                              ---------  ---------  ---------  ---------  ---------
  Total distributions. . . . . . . . . . . . . . . . . . . .      0.00     (0.07)       0.00       0.00       0.00
                                                              ---------  ---------  ---------  ---------  ---------
Net asset value, end of year . . . . . . . . . . . . . . . .    $20.05     $17.25     $14.72     $12.53      $9.08
                                                              =========  =========  =========  =========  =========

TOTAL RETURN . . . . . . . . . . . . . . . . . . . . . . . .    16.23%     17.68%     17.48%     38.00%     -4.02%


RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (in thousands) . . . . . . . . . .  $ 68,061   $ 54,332   $ 38,767   $ 25,625   $ 12,634
  Ratio of expenses to average net assets. . . . . . . . . .     1.02%      1.07%      1.09%      1.12%      1.21%
  Ratio of net investment income (loss)
    to average net assets. . . . . . . . . . . . . . . . . .    -0.58%     -0.58%     -0.50%     -0.29%     -0.30%
  Portfolio turnover rate. . . . . . . . . . . . . . . . . .    22.34%     20.53%     24.75%     13.86%     18.05%

                   See Notes To Financial Statements

                         ADVANCE CAPITAL I, INC.
                   FINANCIAL HIGHLIGHTS - Continued
----------------------------------------------------------

                                                                                     BOND
                                                              --------------------------------------------------
                                                                           Years ended December 31
                                                              --------------------------------------------------
                                                                 1998       1997      1996       1995        1994
                                                              ---------  ---------  ---------  ---------  ---------
SELECTED PER-SHARE DATA
  Net asset value, beginning of year. . . . . . . . . . . .     $10.52     $10.37     $10.79      $9.61     $10.82
                                                              ---------  ---------  ---------  ---------  ---------
Income from investment operations
  Net investment income . . . . . . . . . . . . . . . . . .       0.67       0.69       0.70       0.70       0.71

  Net realized and unrealized gain (loss)
      on investments. . . . . . . . . . . . . . . . . . . .       0.15       0.24     (0.42)       1.18     (1.21)
                                                              ---------  ---------  ---------  ---------  ---------
  Total from investment operations. . . . . . . . . . . . .       0.82       0.93       0.28       1.88     (0.50)
                                                              ---------  ---------  ---------  ---------  ---------
Less distributions
  Net investment income . . . . . . . . . . . . . . . . . .     (0.67)     (0.69)     (0.70)     (0.70)     (0.71)

  Net realized gain on investments. . . . . . . . . . . . .     (0.05)     (0.09)       0.00       0.00       0.00
                                                              ---------  ---------  ---------  ---------  ---------
  Total distributions . . . . . . . . . . . . . . . . . . .     (0.72)     (0.78)     (0.70)     (0.70)     (0.71)
                                                              ---------  ---------  ---------  ---------  ---------
Net asset value, end of year. . . . . . . . . . . . . . . .     $10.62     $10.52     $10.37     $10.79      $9.61
                                                              =========  =========  =========  =========  =========

TOTAL RETURN. . . . . . . . . . . . . . . . . . . . . . . .      8.12%      9.41%      2.81%     20.15%     -4.64%


RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (in thousands). . . . . . . . . .   $  3,746   $  4,203   $  4,430   $  4,527   $  3,999
  Ratio of expenses to average net assets . . . . . . . . .      0.52%      0.54%      0.55%      0.55%      0.60%
  Ratio of net investment income to average
      net assets. . . . . . . . . . . . . . . . . . . . . .      6.35%      6.65%      6.71%      6.80%      7.06%
  Portfolio turnover rate . . . . . . . . . . . . . . . . .     11.56%     21.95%     19.77%      6.69%     21.92%


                   See Notes To Financial Statements

                       ADVANCE CAPITAL I, INC.
                  FINANCIAL HIGHLIGHTS - Continued

-------------------------------------------------------

                                                                                   BALANCED
                                                              --------------------------------------------------
                                                                            Years ended December 31
                                                              --------------------------------------------------
                                                                1998       1997       1996       1995       1994
                                                              ---------  ---------  ---------  ---------  ---------
SELECTED PER-SHARE DATA
  Net asset value, beginning of year. . . . . . . . . . . .     $15.69     $13.68     $12.57      $9.97     $10.58
                                                              ---------  ---------  ---------  ---------  ---------
Income from investment operations
  Net investment income . . . . . . . . . . . . . . . . . .       0.48       0.45       0.41       0.35       0.32

  Net realized and unrealized gain (loss)
      on investments. . . . . . . . . . . . . . . . . . . .       1.56       2.32       1.37       2.75     (0.61)
                                                              ---------  ---------  ---------  ---------  ---------
  Total from investment operations. . . . . . . . . . . . .       2.04       2.77       1.78       3.10     (0.29)
                                                              ---------  ---------  ---------  ---------  ---------
Less distributions
  Net investment income . . . . . . . . . . . . . . . . . .     (0.48)     (0.45)     (0.41)     (0.35)     (0.32)

  Net realized gain on investments. . . . . . . . . . . . .     (0.12)     (0.31)     (0.26)     (0.15)       0.00
                                                              ---------  ---------  ---------  ---------  ---------
  Total distributions . . . . . . . . . . . . . . . . . . .     (0.60)     (0.76)     (0.67)     (0.50)     (0.32)
                                                              ---------  ---------  ---------  ---------  ---------
Net asset value, end of year. . . . . . . . . . . . . . . .     $17.13     $15.69     $13.68     $12.57      $9.97
                                                              =========  =========  =========  =========  =========

TOTAL RETURN. . . . . . . . . . . . . . . . . . . . . . . .     13.15%     20.50%     14.48%     31.53%     -2.72%


RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (in thousands). . . . . . . . . .   $125,883   $ 99,421   $ 75,202   $ 59,299   $ 44,221
  Ratio of expenses to average net assets . . . . . . . . .      1.01%      1.04%      1.06%      1.07%      1.10%
  Ratio of net investment income to average
     net assets . . . . . . . . . . . . . . . . . . . . . .      2.92%      3.02%      3.17%      3.11%      3.18%
  Portfolio turnover rate . . . . . . . . . . . . . . . . .     11.04%     10.13%     12.79%     22.72%     34.97%


                   See Notes To Financial Statements

                       ADVANCE CAPITAL I, INC.
                   FINANCIAL HIGHLIGHTS - Continued

-------------------------------------------------------

                                                                              RETIREMENT INCOME
                                                              -------------------------------------------------
                                                                           Years ended December 31
                                                              -------------------------------------------------
                                                                1998       1997       1996       1995       1994
                                                              ---------  ---------  ---------  ---------  ---------
SELECTED PER-SHARE DATA
  Net asset value, beginning of year . . . . . . . . . . . .    $10.65     $10.20     $10.51      $9.22     $10.54
                                                              ---------  ---------  ---------  ---------  ---------
Income from investment operations
  Net investment income. . . . . . . . . . . . . . . . . . .      0.73       0.74       0.75       0.76       0.76

  Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . . . . . . . . . .    (0.08)       0.45     (0.31)       1.29     (1.32)
                                                              ---------  ---------  ---------  ---------  ---------
  Total from investment operations . . . . . . . . . . . . .      0.65       1.19       0.44       2.05     (0.56)
                                                              ---------  ---------  ---------  ---------  ---------
Less distributions
  Net investment income. . . . . . . . . . . . . . . . . . .    (0.73)     (0.74)     (0.75)     (0.76)     (0.76)

  Net realized gain on investments . . . . . . . . . . . . .    (0.01)       0.00       0.00       0.00       0.00
                                                              ---------  ---------  ---------  ---------  ---------
  Total distributions. . . . . . . . . . . . . . . . . . . .    (0.74)     (0.74)     (0.75)     (0.76)     (0.76)
                                                              ---------  ---------  ---------  ---------  ---------
Net asset value, end of year . . . . . . . . . . . . . . . .    $10.56     $10.65     $10.20     $10.51      $9.22
                                                              =========  =========  =========  =========  =========

TOTAL RETURN . . . . . . . . . . . . . . . . . . . . . . . .     6.20%     12.20%      4.54%     22.96%     -5.34%


RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (in thousands) . . . . . . . . . .  $221,221   $200,511   $170,799   $139,299   $ 84,162
  Ratio of expenses to average net assets. . . . . . . . . .     0.79%      0.82%      0.82%      0.84%      0.88%
  Ratio of net investment income to average
     net assets. . . . . . . . . . . . . . . . . . . . . . .     6.87%      7.21%      7.45%      7.64%      7.89%
  Portfolio turnover rate. . . . . . . . . . . . . . . . . .    19.52%     16.60%      8.34%     15.63%     12.27%


                   See Notes To Financial Statements

                       ADVANCE CAPITAL I, INC.
                  FINANCIAL HIGHLIGHTS - Continued
-------------------------------------------------------

                                                                                             CORNERSTONE
                                                                                                STOCK
                                                                                         ----------------
                                                                                         Partial Year*
                                                                                         Ended
                                                                                         Dec. 31, 1998
                                                                                         ----------------
SELECTED PER-SHARE DATA
  Net asset value, beginning of period. . . . . . . . . . . . . . . . . . . . . . . . .    $10.00
                                                                                         ----------
Income from investment operations
  Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      0.00

  Net realized and unrealized gain (loss)
      on investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      0.46
                                                                                         ----------
  Total from investment operations. . . . . . . . . . . . . . . . . . . . . . . . . . .      0.46
                                                                                         ----------
Less distributions
  Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      0.00

  Net realized gain on investments. . . . . . . . . . . . . . . . . . . . . . . . . . .      0.00
                                                                                         ----------
  Total distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      0.00
                                                                                         ----------
Net asset value, end of period. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $10.46
                                                                                         ==========

TOTAL RETURN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4.60%


RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (in thousands). . . . . . . . . . . . . . . . . . . . . . .  $  7,316
  Ratio of expenses to average net assets . . . . . . . . . . . . . . . . . . . . . . .   0.66%**
  Ratio of net investment income to average
     net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.20%**
  Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     0.00%



*    From December 17, 1998 (commencement of operations) to December 31, 1998.
**    Annualized

                   See Notes To Financial Statements

         ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998
------------------------------------------------------------

                                                               Market
Common Stock                                           Shares  Value
----------------------------------------------------   ------- ------------
ADVERTISING - 2.5%
  Catalina Marketing Corporation*                       2,600  $   177,775
  Harte-Hanks, Inc.                                     4,000      114,000
  Interpublic Group of Companies, Inc.                  4,200      333,900
  Lamar Advertising Company*                            6,000      223,500
  Omnicom Group, Inc.                                   5,000      290,000
  Outdoor Systems, Inc.*                               18,225      546,750

AEROSPACE / DEFENSE - 0.5%
  BE Aerospace, Inc.*                                   6,000      126,000
  Gulfstream Aerospace Corporation*                     4,500      238,500

AIR TRANSPORT - 1.0%
  Air Express International Corp.                       7,650      166,387
  ASA Holdings, Inc.                                    5,500      167,750
  Comair Holdings, Inc.                                 9,750      329,062

APPAREL - 1.2%
  Cintas Corporation                                    4,600      324,012
  Jones Apparel Group, Inc.*                            6,000      132,375
  Quiksilver, Inc.*                                     8,000      240,000
  Warnaco Group, Inc.                                   4,500      113,344

BANK - 4.3%
  Bank of New York Company, Inc.                       10,200      410,550
  City National Corporation                             8,000      333,000
  First American Corporation                            6,000      266,250
  Northern Trust Corporation                            5,600      488,950
  Providian Financial Corporation                       7,500      562,500
  Silicon Valley Bancshares*                            9,000      153,281
  State Street Corporation                              6,100      424,331
  Zions Bancorporation                                  5,000      311,875

BIOTECHNOLOGY - 1.3%
  Human Genome Sciences, Inc.*                          4,700      167,144
  Incyte Pharmaceuticals, Inc.*                         5,000      186,875
  Millennium Pharmaceuticals, Inc.*                    10,000      258,750
  Pioneer Hi-Bred International, Inc.                   6,000      160,875
  Protein Design Labs, Inc.*                            4,000       93,000

BROADCASTING / CABLE TV - 4.4%
  Chancellor Media Corporation*                         7,000      335,125
  Clear Channel Communications*                        12,000      654,000
  Cox Communications, Inc.*                             6,000      414,750
  Emmis Broadcasting Corporation*                       5,000      216,875
  Heftel Broadcasting Corporation*                      4,600      226,550
  Jacor Communications, Inc.*                           5,000      321,875
  TCA Cable TV, Inc.                                    9,000      321,187
  Univision Communications, Inc.*                       9,600      347,400
  Westwood One, Inc.*                                   6,000      144,000

BUILDING MATERIALS - 0.2%
  American Standard Companies, Inc.*                    4,000      143,750

CHEMICAL - 1.9%
  Ecolab, Inc.                                          8,000      288,500
  Lilly Industries, Inc.                                8,000      157,000
  Raychem Corporation                                   5,000      161,562
  Sherwin-Williams Company                              6,500      190,938
  Sigma-Aldrich Corporation                             8,000      235,000
  Valspar Corporation                                   7,800      289,575

COMPUTER & PERIPHERALS - 6.4%
  Cable Design Technologies*                            7,750      143,375
  Cisco Systems, Inc.*                                  6,750      626,484
  Comverse Technology, Inc.*                            4,500      319,500
  EMC Corporation*                                      8,600      731,000
  Gateway 2000, Inc.*                                   5,000      255,937
  Microchip Technology, Inc.*                           4,425      163,725
  Network Appliance Inc.*                              10,800      486,000
  SCI Systems, Inc.*                                    6,000      346,500

                   See Notes To Financial Statements

         ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998
------------------------------------------------------------

                                                               Market
Common Stock                                           Shares  Value
----------------------------------------------------   ------- ------------
COMPUTER & PERIPHERALS - 6.4% (CONTINUED)
  Sun Microsystems, Inc.*                               8,500  $   727,812
  VERITAS Software Corporation*                         3,500      209,781
  Xilinx, Inc.*                                         5,300      345,162

COMPUTER SOFTWARE & SERVICES - 12.2%
  Acclaim Entertainment, Inc.*                             61          747
  Adobe Systems, Inc.                                   4,000      187,000
  Affiliated Computer Services, Inc.*                   7,000      312,375
  America Online, Inc.*                                10,000    1,443,750
  BARRA, Inc.*                                          7,000      165,375
  BMC Software, Inc.*                                  11,200      499,100
  Cadence Design Systems, Inc.*                        11,000      327,250
  Citrix Systems, Inc.*                                 5,250      509,578
  Compuware Corporation*                               10,000      781,250
  DST Systems, Inc.*                                    4,300      245,369
  Electronic Arts, Inc.*                                6,500      364,812
  HBO & Company                                        16,000      459,000
  Intuit, Inc.*                                         4,200      304,500
  Keane, Inc.                                           4,000      159,750
  Network Associates, Inc.*                             8,974      594,528
  Oracle Corporation*                                   7,500      323,438
  Shared Medical Systems Corporation                    3,500      174,562
  Sterling Commerce, Inc.*                              7,500      335,156
  SunGard Data Systems, Inc.*                           8,000      317,500
  Symantec Corporation*                                 8,800      191,400
  Synopsys, Inc.*                                       3,400      184,450
  Visio Corporation*                                    5,600      204,750
  Whittman-Hart Inc.*                                   7,900      218,238

DIVERSIFIED - 1.2%
  Danaher Corporation                                   8,000      432,000
  Equity Corporation International*                     5,800      154,063
  Service Corp. International                           5,200      197,925

DRUG - 3.2%
  Agouron Pharmaceuticals, Inc.*                        3,400      199,750
  Amgen, Inc.*                                          3,300      345,056
  BioChem Pharma, Inc.*                                 5,000      143,125
  Biogen, Inc.*                                         4,900      406,700
  Centocor Inc.*                                        5,500      248,188
  Elan Corporation PLC-ADR*                             3,700      257,381
  Gilead Sciences, Inc.*                                4,000      164,250
  Guilford Pharmaceuticals, Inc.*                       4,500       64,125
  Watson Pharmaceuticals, Inc.*                         5,600      352,100

DRUGSTORE - 0.3%
  Duane Reade, Inc.*                                    6,000      231,000

ELECTRIC & GAS UTILITIES - 0.5%
  AES Corporation*                                      7,500      355,313

ELECTRICAL EQUIPMENT - 0.1%
  Littlefuse, Inc.*                                     5,000       96,250

ELECTRONICS - 3.2%
  Altera Corporation*                                   6,800      413,950
  Molex, Inc.                                           7,421      236,544
  Sanmina Corporation*                                  5,400      337,500
  Symbol Technologies, Inc.                             9,975      637,777
  Teradyne, Inc.*                                       3,100      128,262
  Waters Corporation*                                   4,800      418,800

ENVIRONMENTAL - 1.0%
  Allied Waste Industries, Inc.*                        8,500      179,031
  Superior Services, Inc.*                              7,000      140,437
  Waste Management, Inc.                                7,812      364,235

                   See Notes To Financial Statements

         ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998
 -----------------------------------------------------------

                                                               Market
Common Stock                                           Shares  Value
----------------------------------------------------   ------- ------------
FINANCIAL SERVICES - 2.4%
  Amvescap PLC-ADR                                      5,500  $   211,750
  Finova Group, Inc.                                    6,000      323,250
  Franklin Resources, Inc.                              9,300      326,081
  Mutual Risk Management, Ltd.                         11,632      455,102
  Paychex, Inc.                                         6,750      347,203

FOOD PROCESSING - 0.4%
  Tootsie Roll Industries, Inc.                         7,550      295,394

FOREIGN TELECOMMUNICATIONS - 0.9%
  Ericsson (LM) Telephone-ADR-Class B                   6,000      143,625
  Vodafone Group PLC-ADR                                3,000      483,375

GROCERY - 1.2%
  Safeway, Inc.*                                        8,800      536,250
  Whole Foods Market, Inc.*                             6,000      290,250

HOMEBUILDING - 0.2%
  Lennar Corporation                                    4,600      115,575

HOUSEHOLD PRODUCTS - 0.9%
  Lancaster Colony Corporation                          6,000      192,750
  Leggett & Platt, Inc.                                 9,000      195,750
  Rayovac Corporation                                   7,900      210,337

INDUSTRIAL SERVICES - 3.4%
  ACNielsen Corporation*                                7,500      211,875
  Apollo Group, Inc.*                                   8,250      279,469
  DeVry, Inc.*                                         12,000      367,500
  Equifax, Inc.                                         6,200      211,575
  Interim Services*                                     6,000      139,875
  Primark Corporation*                                  5,500      151,250
  Quintiles Transnational Corporation*                  6,000      320,250
  Robert Half International, Inc.*                      6,750      301,641
  Romac International, Inc.*                           10,000      222,500
  Sylvan Learning Systems, Inc.*                        4,500      137,250

INSURANCE - 3.1%
  Ace, Ltd.                                             8,900      306,494
  Ambac Financial Group, Inc.                           5,200      312,975
  EXEL Limited                                          3,500      262,500
  Mercury General Corporation                           4,900      213,762
  MGIC Investment Corporation                           4,000      159,250
  Progressive Corporation of Ohio                       2,800      474,250
  Protective Life Corporation                           9,100      362,294

MACHINERY - 0.8%
  Cognex Corporation*                                   5,000      100,000
  Donaldson Company, Inc.                               7,600      155,800
  IDEX Corporation                                      5,500      134,750
  Parker-Hannifin Corporation                           4,500      147,375

MANUFACTURED HOUSING - 0.2%
  Oakwood Homes Corporation                             7,000      106,312

MEDICAL SERVICES - 4.2%
  HCR Manor Care, Inc.*                                 5,550      162,337
  Health Management Associates*                        16,705      361,246
  HEALTHSOUTH Corporation*                              9,500      146,656
  IDX Systems Corporation*                              4,600      202,400
  IMS Health Incorporated                               4,500      339,469
  Lincare Holdings, Inc.*                               6,600      267,713
  Omnicare, Inc.                                        7,500      260,625
  Orthodontic Centers of America, Inc.*                 7,500      145,781
  PacifiCare Health Systems, Inc.-Class B*              1,500      119,250
  Total Renal Care Holdings, Inc.*                     12,342      364,860
  United HealthCare Corporation                         3,000      129,188
  Universal Health Services, Inc.-Class B*              5,300      279,575

MEDICAL SUPPLIES - 5.0%
  Arterial Vascular Engineering, Inc.*                  3,500      183,750
  Boston Scientific Corporation*                        6,000      160,875
  Cardinal Health, Inc.                                 6,187      469,052
  Guidant Corporation                                   6,000      661,500

                   See Notes To Financial Statements

         ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998
------------------------------------------------------------

                                                               Market
Common Stock                                           Shares  Value
----------------------------------------------------   ------- ------------
MEDICAL SUPPLIES - 5.0% (CONTINUED)
  Henry Schein, Inc.*                                   4,500  $   201,375
  Medtronic, Inc.                                       7,122      528,809
  Sofamor Danek Group, Inc.*                            1,600      194,800
  Steris Corporation*                                   7,000      199,063
  Sybron International Corp.*                          13,000      353,438
  VISX, Inc.*                                           5,000      437,188

METAL FABRICATING - 0.3%
  Lincoln Electric Holdings, Inc.                       9,700      215,825

NEWSPAPER - 0.3%
  Central Newspapers, Inc.                              2,500      178,594

OFFICE EQUIPMENT & SUPPLIES - 0.6%
  Avery Dennison Corporation                            5,700      256,856
  Diebold, Inc.                                         4,500      160,594

OILFIELD SERVICES - 1.2%
  BJ Services Company*                                 11,500      179,688
  Cooper Cameron Corporation*                           6,900      168,188
  Noble Drilling Corporation*                           8,700      112,556
  Smith International, Inc.*                            8,800      221,650
  Weatherford International, Inc.*                      5,335      103,366

PACKAGING & CONTAINER - 0.4%
  Sealed Air Corporation*                               4,900      250,206

PETROLEUM - 1.1%
  Apache Corporation                                    4,500      113,906
  Barrett Resources Corporation*                        4,000       96,000
  Devon Energy Corporation                              4,500      138,094
  Noble Affiliates, Inc.                                4,400      108,350
  Tosco Corporation                                     7,500      194,063
  Veritas DGC, Inc.*                                    7,800      101,400

PRECISION INSTRUMENT - 0.8%
  Dionex Corporation*                                   6,000      219,750
  Roper Industries, Inc.                                6,000      122,250
  Teleflex, Inc.                                        5,000      226,250

PRINTING - 0.6%
  Valassis Communications, Inc.*                        8,000      413,000

PUBLISHING - 1.2%
  Harcourt General, Inc.                                4,500      239,625
  Meredith Corporation                                 10,000      378,750
  The Petersen Companies, Inc.*                         6,500      219,781

RAILROAD - 0.4%
  Kansas City Southern Ind., Inc.                       6,000      295,125

REAL ESTATE INVESTMENT MANAGEMENT - 0.8%
  LaSalle Partners, Inc.*                              10,800      317,925
  Security Capital Group, Inc.-Class B*                16,800      227,850

RECREATION - 1.2%
  Carnival Corporation                                  9,000      430,875
  Harley-Davidson, Inc.                                 8,000      379,000

RESTAURANT - 0.2%
  Outback Steakhouse, Inc.*                             3,750      149,531

RETAIL STORE - 9.5%
  AutoZone, Inc.*                                       8,100      266,794
  Bed Bath & Beyond, Inc.*                             14,000      477,750
  BJ's Wholesale Club, Inc.*                            5,500      254,719
  Borders Group, Inc.*                                  8,000      199,500
  CDW Computer Centers, Inc.*                           2,500      239,844
  Circuit City Stores, Inc.                             5,300      264,669
  Consolidated Stores Corporation*                      5,300      106,994

                   See Notes To Financial Statements

         ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998
------------------------------------------------------------

                                                               Market
Common Stock                                           Shares  Value
----------------------------------------------------   ------- ------------
RETAIL STORE - 9.5% (CONTINUED)
  CVS Corporation                                       6,000  $   330,000
  Dollar General Corporation                           18,593      439,260
  Kohl's Corporation*                                   5,800      355,975
  Lands' End, Inc.*                                     7,200      193,950
  Linens 'n Things Inc.*                                7,000      277,375
  Men's Wearhouse, Inc.*                                9,225      292,894
  MSC Industrial Direct Co., Inc.*                      8,000      181,000
  Office Depot, Inc.*                                  13,400      492,450
  Staples Inc.*                                         7,000      305,813
  Starbucks Corporation*                                8,100      454,612
  Tiffany & Company                                     7,000      363,125
  TJX Companies, Inc.                                  12,000      348,000
  Williams-Sonoma, Inc.*                               10,000      403,125
  Zale Corporation*                                     7,000      224,437

SECURITIES BROKERAGE - 2.6%
  Charles Schwab Corporation                           13,500      758,531
  Investment Technology Group*                          7,800      484,088
  Legg Mason, Inc.                                      9,000      284,062
  Raymond James Financial, Inc.                        10,125      213,891

SEMICONDUCTOR - 3.6%
  Analog Devices, Inc.*                                 7,500      235,313
  Applied Materials, Inc.*                              7,000      298,812
  Dallas Semiconductor Corporation                      6,500      261,219
  Lattice Semiconductor Corporation*                    2,500      114,766
  Linear Technology Corporation                         7,400      662,763
  Maxim Integrated Products, Inc.*                     13,000      567,938
  Vitesse Semiconductor Corporation*                    7,500      342,187

TELECOMMUNICATIONS EQUIPMENT - 1.8%
  Ascend Communications, Inc.*                          4,850      318,887
  Tellabs, Inc.*                                       10,000      685,625
  Uniphase Corporation*                                 3,000      208,125

TELECOMMUNICATIONS SERVICE - 2.5%
  Aliant Communications Inc.                            7,500      306,562
  Cellular Communications International, Inc.*          2,000      136,000
  ICG Communications, Inc.*                             7,000      150,500
  Intermedia Communications, Inc.*                      7,000      120,750
  MCI WorldCom, Inc.*                                   6,500      466,375
  McleodUSA Inc.*                                       6,500      203,125
  Nextel Communications, Inc.*                          9,000      212,625
  United States Cellular Corporation*                   3,500      133,000

TEXTILE - 0.1%
  Unifi, Inc.                                           4,500       87,750

THRIFT - 0.7%
  Charter One Financial, Inc.                           6,300      174,825
  JSB Financial, Inc.                                   5,000      270,000

TOYS - 0.2%
  Mattel, Inc.                                          6,125      139,726

TRANSPORT SERVICES - 0.7%
  C.H. Robinson Worldwide, Inc.                         8,000      207,500
  Expeditors International of Washington, Inc.          6,000      252,000
                                                               ------------
TOTAL COMMON STOCK - 98.9%
  (Cost $38,097,742)                                           $67,314,607
                                                               ============

* Securities are non-income producing
ADR - American Depositary Receipt

                   See Notes To Financial Statements

                                  ADVANCE CAPITAL I, INC. - BOND FUND
                                        PORTFOLIO OF INVESTMENTS
                                            DECEMBER 31, 1998


---------------------------------------------------------------------

                                              S & P
                                              Credit                             Principal        Market
Fixed Income Securities                       Rating     Coupon     Maturity     Amount           Value
-------------------------------------------   --------   --------   ----------   --------------   -------------
AUTO & TRUCK - 3.0%
   Ford Motor Company                           A          7.250     10/01/08    $     100,000    $    110,931

BANK - 14.3%
   Banc One Corporation                         A          8.740     09/15/03          100,000         112,423
   Citicorp                                     A+         7.250     10/15/11          100,000         110,265
   Harris Bankcorp, Inc.                        A+         9.375     06/01/01           75,000          81,536
   J.P. Morgan & Company                        AA-        8.500     08/15/03          100,000         111,018
   Security Pacific Corporation                 A          9.750     05/15/99           40,000          40,620
   Swiss Bank Corp.-NY                          AA         7.375     07/15/15           75,000          80,280

COMPUTER & PERIPHERALS - 2.1%
   International Business Machines Corp.        A+         7.250     11/01/02           75,000          79,734

ELECTRIC & GAS UTILITIES - 10.1%
   Duke Energy Corporation                      AA-        6.375     03/01/08           75,000          75,863
   Florida Power Corporation                    AA-        6.875     02/01/08           70,000          76,893
   Ontario Hydro                                AA-        7.450     03/31/13          150,000         173,890
   Public Service Electric & Gas                A-         7.000     09/01/24           50,000          51,150

ENVIRONMENTAL - 1.3%
   Waste Management, Inc.                       BBB+       7.650     03/15/11           45,000          49,196

FINANCIAL SERVICES - 6.4%
   General Electric Capital Corporation         AAA        7.750     03/15/02          100,000         107,531
   GMAC                                         A          6.625     10/15/05          125,000         131,454

FOOD PROCESSING - 3.0%
   Archer Daniels Midland Company               AA-        7.125     03/01/13          100,000         112,570

FOREIGN GOVERNMENT - 7.4%
   Province of Ontario                          AA-        7.625     06/22/04          100,000         110,134
   Province of Quebec                           A+         8.800     04/15/03          150,000         167,487

GOVERNMENTAL AGENCY - 1.4%
   Tennessee Valley Authority                   AAA        6.125     07/15/03           50,000          50,797

INSURANCE - 8.7%
   Aetna Services, Inc.                         A          7.125     08/15/06          100,000         105,067
   Allstate Corporation                         A+         7.500     06/15/13          100,000         109,330
   CIGNA Corporation                            A          8.250     01/01/07          100,000         112,588

                                  See Notes To Financial Statements

                                  ADVANCE CAPITAL I, INC. - BOND FUND
                                        PORTFOLIO OF INVESTMENTS
                                            DECEMBER 31, 1998
---------------------------------------------------------------------

                                              S & P
                                              Credit                             Principal        Market
Fixed Income Securities                       Rating     Coupon     Maturity     Amount           Value
-------------------------------------------   --------   --------   ----------   --------------   -------------
MACHINERY - 6.2%
   Caterpillar, Inc.                            A+         9.000     04/15/06    $     100,000    $    118,705
   Deere & Company                              A+         8.950     06/15/19          100,000         115,000

METALS & MINING - 3.4%
   Alcan Aluminum Ltd.                          A-         5.875     04/01/00          125,000         125,859

NEWSPAPER - 1.8%
   Knight-Ridder, Inc.                          A          9.875     04/15/09           50,000          67,035

OFFICE EQUIPMENT & SUPPLIES - 0.8%
   Xerox Corporation                            A          9.750     03/15/00           30,000          31,499

PETROLEUM - 4.0%
   Kerr-McGee Corporation                       A-         7.000     11/01/11          150,000         150,334

RAILROAD - 2.9%
   Missouri Pacific Railroad Co.                A-         9.400     12/15/00          100,000         107,280

REAL ESTATE INVESTMENT MANAGEMENT - 2.9%
   Rodamco N.V.                                 AA         7.750     05/15/15          100,000         107,835

RETAIL STORE - 2.1%
   Wal-Mart Stores, Inc.                        AA         8.625     04/01/01           75,000          80,413

SECURITIES BROKERAGE - 4.3%
   Lehman Brothers Holdings, Inc.               A          8.875     03/01/02          150,000         160,573

TELECOMMUNICATIONS SERVICE - 8.3%
   AT&T Corporation                             NR         7.750     03/01/07           90,000         104,080
   GTE Southwest, Inc.                          AA-        5.820     12/01/99          100,000         100,400
   Pacific Bell Telephone Co.                   AA-        7.000     07/15/04          100,000         107,668

TOBACCO - 2.8%
   Philip Morris Companies, Inc.                A          6.375     02/01/06          100,000         103,276

U.S. GOVERNMENT - 0.9%
   U.S. Treasury - Bond                                    6.625     05/15/07           30,000          33,745
                                                                                                  -------------
TOTAL FIXED-INCOME SECURITIES - 98.1%
   (Cost $3,425,517)                                                                              $  3,674,459
                                                                                                  =============

                                  See Notes To Financial Statements

            ADVANCE CAPITAL I, INC. - BALANCED FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998

------------------------------------------------

                                                        Market
Common Stock                                  Shares    Value
--------------------------------------------- --------- ---------------

ADVERTISING - 0.4%
  Catalina Marketing Corporation*                1,100  $       75,212
  Interpublic Group of Companies, Inc.           1,400         111,300
  Lamar Advertising Company*                     1,700          63,325
  Omnicom Group, Inc.                            1,500          87,000
  Outdoor Systems, Inc.*                         6,750         202,500

AEROSPACE / DEFENSE - 0.6%
  BE Aerospace, Inc.*                            2,000          42,000
  B.F. Goodrich Company                          2,000          71,750
  Boeing Company                                 5,740         187,267
  Gulfstream Aerospace Corporation*              1,700          90,100
  Lockheed Martin Corporation                    3,000         254,250
  Raytheon Company - Class B                     1,700          90,525

AIR TRANSPORT - 0.2%
  Air Express International Corp.                2,400          52,200
  ASA Holdings, Inc.                             1,800          54,900
  Comair Holdings, Inc.                          3,562         120,217

APPAREL - 0.2%
  Quiksilver, Inc.*                              3,000          90,000
  VF Corporation                                 3,600         168,975
  Warnaco Group, Inc.                            1,500          37,781

AUTO PARTS - 0.3%
  Borg-Warner Automotive, Inc.                   2,000         111,625
  Dana Corporation                               2,600         105,950
  Genuine Parts Company                          3,000         100,312

AUTO & TRUCK - 0.4%
  Ford Motor Company                             4,900         287,569
  General Motors Corporation                     2,400         171,900

BANK - 4.9%
  Banc One Corporation                           9,260         472,839
  Bank of Boston Corporation                     5,080         197,802
  Bank of New York Company, Inc.                 5,600         225,400
  BankAmerica Corporation                       14,613         878,607
  Chase Manhattan Corporation                    9,680         658,240
  City National Corporation                      1,600          66,600
  First American Corporation                     4,400         195,250
  First Tennessee National Corp.                11,600         441,525
  First Union Corporation                       11,600         705,425
  J.P. Morgan & Company                          1,500         157,594
  KeyCorp                                        5,000         159,375
  Mellon Bank Corporation                        5,400         371,250
  National City Corporation                      2,000         144,000
  Northern Trust Corporation                     1,700         148,431
  PNC Bank Corporation                           4,000         216,500
  Providian Financial Corporation                2,400         180,000
  Silicon Valley Bancshares*                     3,400          57,906
  State Street Corporation                       2,400         166,950
  U.S. Bancorp                                   3,900         138,450
  Wells Fargo & Company                         11,130         444,504
  Zions Bancorporation                           1,500          93,563

BEVERAGE - 0.5%
  Anheuser-Busch Companies, Inc.                 7,400         485,625
  Coca-Cola Company                              1,000          67,000
  PepsiCo, Inc.                                  3,000         122,625

BIOTECHNOLOGY - 0.2%
  Human Genome Sciences, Inc.*                   1,200          42,675
  Incyte Pharmaceuticals, Inc.*                  1,400          52,325
  Millennium Pharmaceuticals, Inc.*              3,000          77,625
  Protein Design Labs, Inc.*                     1,100          25,575

BROADCASTING / CABLE TV - 0.9%
  A.H. Belo Corporation                          2,800          55,825
  Chancellor Media Corporation*                  2,400         114,900
  Clear Channel Communications*                  4,400         239,800
  Cox Communications, Inc.*                      1,500         103,688

                   See Notes To Financial Statements

            ADVANCE CAPITAL I, INC. - BALANCED FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998

---------------------------------------------------

                                                        Market
Common Stock                                  Shares    Value
--------------------------------------------- --------- ---------------
BROADCASTING / CABLE TV - 0.9% (CONTINUED)
  Emmis Broadcasting Corporation*                1,500  $       65,063
  Heftel Broadcasting Corporation*               1,600          78,800
  Jacor Communications, Inc.*                    1,500          96,563
  TCA Cable TV, Inc.                             2,600          92,788
  Univision Communications, Inc.*                3,300         119,419
  U.S. West Media Group*                         4,000         188,000
  Westwood One, Inc.*                            1,700          40,800

BUILDING MATERIALS - 0.2%
  American Standard Companies, Inc.*             1,100          39,531
  Armstrong World Industries, Inc.               2,500         150,781

CHEMICAL - 1.3%
  duPont, E.I. de Nemours & Co.                  7,000         392,000
  Ecolab, Inc.                                   2,500          90,156
  Lilly Industries, Inc.                         2,500          49,063
  Minnesota Mining & Manufacturing               3,300         239,456
  Raychem Corporation                            2,000          64,625
  Rohm & Haas Company                            5,000         150,938
  Sherwin-Williams Company                       4,000         117,500
  Sigma-Aldrich Corporation                      2,600          76,375
  Union Carbide Corporation                      2,100          89,250
  Valspar Corporation                            2,600          96,525
  WD-40 Company                                  7,600         217,550

COMPUTER & PERIPHERALS - 1.5%
  Cable Design Technologies*                     2,000          37,000
  Cisco Systems, Inc.*                           2,925         271,476
  Comverse Technology, Inc.*                       800          56,800
  EMC Corporation*                               4,000         340,000
  Gateway 2000, Inc.*                            1,200          61,425
  Hewlett-Packard Company                        6,100         416,706
  Microchip Technology, Inc.*                    1,500          55,500
  Network Appliance Inc.*                        3,400         153,000
  SCI Systems, Inc.*                             2,000         115,500
  Sun Microsystems, Inc.*                        2,200         188,375
  Xilinx, Inc.*                                  2,100         136,762

COMPUTER SOFTWARE & SERVICES - 2.5%
  Adobe Systems, Inc.                            1,200          56,100
  Affiliated Computer Services, Inc.*            2,000          89,250
  America Online, Inc.*                          4,000         577,500
  Automatic Data Processing, Inc.                4,000         320,750
  BARRA, Inc.*                                   2,500          59,063
  BMC Software, Inc.*                            4,000         178,250
  Cadence Design Systems, Inc.*                  3,700         110,075
  Citrix Systems, Inc.*                          1,800         174,713
  Compuware Corporation*                         4,000         312,500
  DST Systems, Inc.*                             1,500          85,594
  Electronic Arts, Inc.*                         2,000         112,250
  HBO & Company                                  8,000         229,500
  Intuit, Inc.*                                  1,700         123,250
  Network Associates, Inc.*                      2,300         152,375
  Oracle Corporation*                            3,787         163,314
  Parametric Technology Company*                 2,000          32,750
  Shared Medical Systems Corporation               900          44,888
  Sterling Commerce, Inc.*                       2,300         102,781
  SunGard Data Systems, Inc.*                    2,000          79,375
  Symantec Corporation*                          2,400          52,200
  Synopsys, Inc.*                                2,000         108,500
  Visio Corporation*                             2,600          95,063
  Whittman-Hart Inc.*                            2,000          55,250

DIVERSIFIED - 1.3%
  AlliedSignal, Inc.                            10,200         451,987
  Danaher Corporation                            2,000         108,000
  PPG Industries, Inc.                           4,600         267,950
  Service Corp. International                    2,700         102,769

                   See Notes To Financial Statements

            ADVANCE CAPITAL I, INC. - BALANCED FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998

---------------------------------------------------

                                                        Market
Common Stock                                  Shares    Value
--------------------------------------------- --------- ---------------
DIVERSIFIED - 1.3% (CONTINUED)
  Textron, Inc.                                  3,000  $      227,813
  Tomkins PLC-ADR                                4,900          98,000
  TRW, Inc.                                      2,000         112,500
  United Technologies Corporation                2,200         240,900

DRUG - 4.0%
  Agouron Pharmaceuticals, Inc.*                 1,200          70,500
  American Home Products Corp.                   6,800         382,925
  Amgen, Inc.*                                   1,100         115,019
  BioChem Pharma, Inc.*                          2,200          62,975
  Biogen, Inc.*                                  2,000         166,000
  Bristol-Myers Squibb Company                  12,400       1,659,275
  Centocor Inc.*                                 1,500          67,688
  Elan Corporation PLC-ADR*                      1,500         104,344
  Gilead Sciences, Inc.*                         1,000          41,063
  Guilford Pharmaceuticals, Inc.*                1,500          21,375
  Merck & Company, Inc.                          6,000         887,250
  Pfizer, Inc.                                   4,000         500,250
  Schering-Plough Corporation                    8,000         442,000
  Warner-Lambert Company                         5,500         413,531
  Watson Pharmaceuticals, Inc.*                  1,600         100,600

DRUGSTORE - 0.2%
  Duane Reade, Inc.*                             2,000          77,000
  Rite Aid Corporation                           4,000         198,250

ELECTRIC & GAS UTILITIES - 2.5%
  AES Corporation*                               2,200         104,225
  Baltimore Gas & Electric Company               5,700         175,275
  CMS Energy Corporation                         2,300         111,406
  Consolidated Edison Co. of N.Y.                2,400         126,900
  Duke Energy Corporation                        8,935         572,398
  Edison International                           6,500         181,187
  FirstEnergy Corp.                              4,500         145,969
  Florida Progress Corporation                   5,500         246,125
  GPU, Inc.                                      3,600         159,075
  Hawaiian Electric Industries, Inc.             2,300          92,287
  New Century Energies, Inc.                     4,700         229,125
  Northern States Power Company                  5,000         138,750
  SCANA Corporation                              5,000         160,937
  Southern Company                               8,000         232,500
  TECO Energy, Inc.                              9,700         272,813
  Texas Utilities Company                        4,300         200,756

ELECTRICAL EQUIPMENT - 1.5%
  Corning, Inc.                                  2,500         112,500
  Emerson Electric Company                       5,000         307,500
  General Electric Company                      12,500       1,275,000
  Hubbell Inc.-Class B                           3,200         121,600
  Littlefuse, Inc.*                              2,000          38,500

ELECTRONICS - 0.6%
  Altera Corporation*                            2,000         121,750
  Molex, Inc.                                    2,928          93,330
  Sanmina Corporation*                           1,900         118,750
  Symbol Technologies, Inc.                      4,500         287,719
  Waters Corporation*                            1,500         130,875

ENVIRONMENTAL - 0.4%
  Allied Waste Industries, Inc.*                 2,700          56,869
  Browning-Ferris Industries, Inc.               4,500         127,969
  Superior Services, Inc.*                       3,100          62,194
  Waste Management, Inc.                         5,687         265,156

FINANCIAL SERVICES - 1.6%
  American Express Company                       5,000         511,250
  Amvescap PLC-ADR                               1,700          65,450
  Associates First Capital Corporation           1,834          77,716
  Citigroup Inc.                                 5,400         267,300
  Countrywide Credit Industries, Inc.            4,000         200,750
  Dun & Bradstreet Corporation*                  4,700         148,344

                   See Notes To Financial Statements

            ADVANCE CAPITAL I, INC. - BALANCED FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998

---------------------------------------------------

                                                        Market
Common Stock                                  Shares    Value
--------------------------------------------- --------- ---------------
FINANCIAL SERVICES - 1.6% (CONTINUED)
  Finova Group, Inc.                             2,000  $      107,750
  Franklin Resources, Inc.                       3,000         105,188
  Mutual Risk Management, Ltd.                   6,666         260,807
  Paychex, Inc.                                  3,375         173,602
  SunAmerica, Inc.                               1,800         147,712

FOOD PROCESSING - 1.3%
  ConAgra, Inc.                                  5,622         177,081
  General Mills, Inc.                            4,900         380,975
  Heinz (H.J.) Company                           5,000         281,563
  Hershey Foods Corp.                            2,800         174,125
  Kellogg Company                                3,000         102,375
  Quaker Oats Company                            2,000         119,000
  Sara Lee Corporation                           9,000         254,250
  Tootsie Roll Industries, Inc.                  2,546          99,612

FOREIGN TELECOMMUNICATIONS - 0.6%
  BCE Inc.                                       4,400         166,925
  Ericsson (LM) Telephone-ADR-Class B            3,600          86,175
  Reuters Group PLC-ADR                          2,733         173,204
  Vodafone Group PLC-ADR                         2,100         338,363

GROCERY - 0.4%
  Albertson's, Inc.                              2,900         184,694
  Safeway, Inc.*                                 4,000         243,750
  Whole Foods Market, Inc.*                      1,900          91,913

HOMEBUILDING - 0.2%
  Lennar Corporation                             1,700          42,713
  Rouse Company                                  8,800         242,000

HOTEL / GAMING - 0.0%
  Mirage Resorts, Inc.*                          2,000          29,875

HOUSEHOLD PRODUCTS - 1.4%
  Clorox Company                                 3,800         443,888
  Colgate-Palmolive Company                      6,200         575,825
  Kimberly-Clark Corporation                     5,800         316,100
  Lancaster Colony Corporation                   1,500          48,188
  Leggett & Platt, Inc.                          3,100          67,425
  Proctor & Gamble Company                       2,400         219,150
  Rayovac Corporation                            2,300          61,238

INDUSTRIAL SERVICES - 0.6%
  Apollo Group, Inc.*                            2,250          76,219
  DeVry, Inc.*                                   3,800         116,375
  Equifax, Inc.                                  2,600          88,725
  Interim Services*                              2,232          52,034
  Primark Corporation*                           1,800          49,500
  Quintiles Transnational Corporation*           2,000         106,750
  Robert Half International, Inc.*               2,250         100,547
  Sylvan Learning Systems, Inc.*                 3,075          93,788
  Vincam Group, Inc.*                            1,800          31,613

INSURANCE - 2.0%
  Ace, Ltd.                                      3,000         103,313
  AFLAC, Inc.                                    4,800         211,200
  Allstate Corporation                           7,230         279,259
  Ambac Financial Group, Inc.                    2,600         156,488
  American International Group, Inc.             4,500         434,813
  EXEL Limited                                   1,000          75,000
  Hartford Financial Services Group, Inc.        4,000         219,500
  Marsh & McLennan Companies, Inc.               6,600         385,688
  MBIA, Inc.                                     3,000         196,688
  Mercury General Corporation                    1,400          61,075
  MGIC Investment Corporation                    2,000          79,625
  Progressive Corporation of Ohio                1,000         169,375
  Protective Life Corporation                    2,700         107,494

                   See Notes To Financial Statements

            ADVANCE CAPITAL I, INC. - BALANCED FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998

---------------------------------------------------

                                                        Market
Common Stock                                  Shares    Value
--------------------------------------------- --------- ---------------
MACHINERY - 0.7%
  Caterpillar, Inc.                              3,600  $      165,600
  Cognex Corporation*                            1,500          30,000
  Deere & Company                                4,200         139,125
  Donaldson Company, Inc.                        2,800          57,400
  Dover Corporation                             10,400         380,900
  IDEX Corporation                               2,000          49,000
  Parker-Hannifin Corporation                    1,575          51,581

MANUFACTURED HOUSING - 0.0%
  Oakwood Homes Corporation                      2,000          30,375

MEDICAL SERVICES - 0.8%
  HCR Manor Care, Inc.*                          3,700         108,225
  Health Management Associates*                  8,352         180,612
  HEALTHSOUTH Corporation*                       3,200          49,400
  IMS Health Incorporated                        1,600         120,700
  Lincare Holdings, Inc.*                        2,000          81,125
  Omnicare, Inc.                                 2,800          97,300
  Orthodontic Centers of America, Inc.*          2,200          42,763
  PacifiCare Health Systems, Inc.-Class B*         700          55,650
  Total Renal Care Holdings, Inc.*               3,869         114,377
  United HealthCare Corporation                  1,300          55,981
  Universal Health Services, Inc.-Class B*       2,200         116,050

MEDICAL SUPPLIES - 1.6%
  Abbott Laboratories                            7,200         352,800
  Arterial Vascular Engineering, Inc.*           2,000         105,000
  Baxter International, Inc.                     3,000         192,938
  Boston Scientific Corporation*                 2,800          75,075
  Cardinal Health, Inc.                          2,700         204,694
  Guidant Corporation                            2,000         220,500
  Henry Schein, Inc.*                            1,500          67,125
  Johnson & Johnson                              2,560         213,440
  Medtronic, Inc.                                3,600         267,300
  Sofamor Danek Group, Inc.*                     1,000         121,750
  Steris Corporation*                            2,000          56,875
  Sybron International Corp.*                    4,000         108,750
  VISX, Inc.*                                    1,000          87,438

METAL FABRICATING - 0.1%
  Kennametal, Inc.                               1,000          21,188
  Lincoln Electric Holdings, Inc.                3,500          77,875

METALS & MINING - 0.2%
  Aluminum Company of America                    4,000         298,250

NATURAL GAS - 0.4%
  Enron Corporation                              5,400         308,138
  Sonat, Inc.                                    1,800          48,713
  The Williams Companies, Inc.                   4,500         140,344

NEWSPAPER - 0.3%
  Central Newspapers, Inc.                       1,000          71,438
  Gannett Company, Inc.                          3,800         251,513

OFFICE EQUIPMENT & SUPPLIES - 0.7%
  Avery Dennison Corporation                     1,700          76,606
  Diebold, Inc.                                  1,400          49,963
  Pitney Bowes, Inc.                             7,000         462,000
  Xerox Corporation                              2,900         342,200

OILFIELD SERVICES - 0.6%
  Baker Hughes, Inc.                             6,500         114,969
  BJ Services Company*                           3,200          50,000
  Cooper Cameron Corporation*                    1,900          46,312
  Halliburton Company                            7,000         208,250
  Noble Drilling Corporation*                    2,000          25,875
  Schlumberger, Ltd.                             3,180         149,261
  Smith International, Inc.*                     2,800          70,525
  Weatherford International, Inc.*               1,800          34,875

                    See Notes To Financial Statements

            ADVANCE CAPITAL I, INC. - BALANCED FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998

---------------------------------------------------

                                                        Market
Common Stock                                  Shares    Value
--------------------------------------------- --------- ---------------
PACKAGING & CONTAINER - 0.1%
  Sealed Air Corporation*                        2,000  $      102,125

PAPER & FOREST PRODUCTS - 0.5%
  Fort James Corporation                         3,000         120,000
  Georgia Pacific Corporation                    1,400          81,987
  International Paper Company                    8,000         358,500
  Weyerhaeuser Company                           2,200         111,787

PETROLEUM - 3.9%
  Amerada Hess Corporation                       1,300          64,675
  Amoco Corporation                              7,400         447,700
  Apache Corporation                             1,800          45,562
  Atlantic Richfield Company                     3,000         196,125
  Barrett Resources Corporation*                 1,400          33,600
  British Petroleum Co. PLC-ADR                  4,000         358,000
  Chevron Corporation                            5,300         439,569
  Devon Energy Corporation                       1,500          46,031
  Exxon Corporation                             12,600         921,375
  Mobil Corporation                             10,000         871,250
  Noble Affiliates, Inc.                         2,800          68,950
  Phillips Petroleum Company                     4,100         174,762
  Repsol SA-ADR                                  3,400         185,725
  Royal Dutch Petroleum Company                 13,600         651,100
  Texaco, Inc.                                   2,300         121,612
  Tosco Corporation                              3,000          77,625
  USX-Marathon Group                             7,000         210,000
  Veritas DGC, Inc.*                             2,500          32,500

PRECISION INSTRUMENT - 0.2%
  Dionex Corporation*                            2,000          73,250
  Roper Industries, Inc.                         2,000          40,750
  Teleflex, Inc.                                 2,000          90,500

PRINTING - 0.2%
  R. R. Donnelley & Sons Company                 2,500         109,531
  Valassis Communications, Inc.*                 2,600         134,225

PUBLISHING - 0.6%
  Harcourt General, Inc.                         1,700          90,525
  McGraw-Hill, Inc.                              4,000         407,500
  Meredith Corporation                           3,100         117,412
  The Petersen Companies, Inc.*                  2,100          71,006
  Value Line, Inc.                               2,500          98,437

RAILROAD - 0.4%
  Kansas City Southern Ind., Inc.                4,500         221,344
  Norfolk Southern Corporation                   8,100         256,669

REAL ESTATE INVESTMENT MANAGEMENT - 0.1%
  LaSalle Partners, Inc.*                        4,200         123,637
  Security Capital Group, Inc. - Class B*        4,400          59,675

REAL ESTATE INVESTMENT TRUST - 1.0%
  Archstone Communities Trust                    4,000          79,500
  CarrAmerica Realty Corporation                 5,000         120,000
  Equity Office Properties Trust                 7,000         168,000
  Federal Realty Investment Trust                4,800         113,400
  Nationwide Health Properties, Inc.             7,500         161,719
  ProLogis Trust                                11,908         245,602
  Simon DeBartolo Group, Inc.                    6,400         182,400
  United Dominion Realty Trust, Inc.             8,124          83,779
  Weingarten Realty Investors                    3,200         142,400

RECREATION - 0.8%
  Brunswick Corporation                          3,000          74,250
  Carnival Corporation                           4,000         191,500
  Harley-Davidson, Inc.                          4,000         189,500
  Time Warner, Inc.                              4,400         273,075
  Walt Disney Company                            9,000         270,000

RESTAURANT - 0.2%
  McDonald's Corporation                         2,500         191,562
  Outback Steakhouse, Inc.*                      2,250          89,719

                   See Notes To Financial Statements

            ADVANCE CAPITAL I, INC. - BALANCED FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998

---------------------------------------------------

                                                        Market
Common Stock                                  Shares    Value
--------------------------------------------- --------- ---------------
RETAIL STORE - 2.5%
  AutoZone, Inc.*                                2,400  $       79,050
  Bed Bath & Beyond, Inc.*                       8,000         273,000
  BJ's Wholesale Club, Inc.*                     1,700          78,731
  Borders Group, Inc.*                           3,000          74,812
  CDW Computer Centers, Inc.*                    1,000          95,937
  Circuit City Stores, Inc.                      2,200         109,862
  Consolidated Stores Corporation*               1,900          38,356
  CVS Corporation                                1,600          88,000
  Dayton Hudson Corporation                      8,000         434,000
  Dollar General Corporation                     9,765         230,698
  Kohl's Corporation*                            1,800         110,475
  Lands' End, Inc.*                              2,200          59,262
  Linens 'n Things Inc.*                         1,800          71,325
  Men's Wearhouse, Inc.*                         2,250          71,437
  MSC Industrial Direct Co., Inc.*               3,000          67,875
  Office Depot, Inc.*                            4,200         154,350
  Sears, Roebuck & Company                       3,900         165,750
  Staples Inc.*                                  2,200          96,112
  Starbucks Corporation*                         4,000         224,500
  Tandy Corporation                              3,200         131,800
  Tiffany & Company                              2,300         119,312
  TJX Companies, Inc.                            4,400         127,600
  Williams-Sonoma, Inc.*                         3,500         141,094
  Zale Corporation*                              2,200          70,537

SECURITIES BROKERAGE - 1.0%
  Bear Stearns Companies, Inc.                   2,791         104,662
  Charles Schwab Corporation                     6,750         379,266
  Investment Technology Group*                   2,900         179,981
  Legg Mason, Inc.                               3,000          94,687
  Merrill Lynch & Company, Inc.                  2,400         160,200
  Morgan Stanley, Dean Witter and Co.            4,000         284,000

SEMICONDUCTOR - 1.6%
  Analog Devices, Inc.*                          2,400          75,300
  Applied Materials, Inc.*                       1,500          64,031
  Dallas Semiconductor Corporation               2,000          80,375
  Intel Corporation                              4,800         569,100
  Lattice Semiconductor Corporation*               800          36,725
  Linear Technology Corporation                  2,200         197,037
  Maxim Integrated Products, Inc.*               4,800         209,700
  Motorola, Inc.                                 2,500         152,656
  SDL, Inc.*                                     1,500          59,437
  Texas Instruments, Inc.                        4,800         411,000
  Vitesse Semiconductor Corporation*             2,500         114,062

SHOE - 0.0%
  Wolverine World Wide, Inc.                     2,362          31,001

STEEL - 0.2%
  Nucor Corporation                              4,800         207,600

TELECOMMUNICATIONS EQUIPMENT - 0.4%
  Ascend Communications, Inc.*                   2,050         134,787
  Tellabs, Inc.*                                 3,480         238,598
  Uniphase Corporation*                          1,100          76,312

TELECOMMUNICATIONS SERVICE - 4.1%
  Aliant Communications Inc.                     3,000         122,625
  ALLTEL Corporation                             6,276         375,383
  Ameritech Corporation                          6,000         380,250
  AT&T Corporation                               1,500         112,875
  Bell Atlantic Corporation                      8,200         464,837
  BellSouth Corporation                         20,000         997,500
  Cellular Communications International Inc.*    1,300          88,400
  Centennial Cellular Corporation*               1,000          41,000
  Cincinnati Bell, Inc.                          5,000         189,062
  GTE Corporation                               11,500         767,625
  Intermedia Communications, Inc.*               2,400          41,400
  MCI WorldCom, Inc.*                            2,700         193,725
  McleodUSA Inc.*                                2,500          78,125
  Nextel Communications, Inc.*                   2,700          63,786

                   See Notes To Financial Statements

            ADVANCE CAPITAL I, INC. - BALANCED FUND
                    PORTFOLIO OF INVESTMENTS
                       DECEMBER 31, 1998

---------------------------------------------------

                                                        Market
Common Stock                                  Shares    Value
--------------------------------------------- --------- ---------------
TELECOMMUNICATIONS SERVICE - 4.1% (CONTINUED)
  Powertel, Inc.*                                2,500  $       33,906
  SBC Communications, Inc.                      16,543         887,118
  Sprint Corporation                             3,200         269,200
  United States Cellular Corporation*            1,100          41,800

TEXTILE - 0.0%
  Unifi, Inc.                                    1,300          25,350

THRIFT - 0.7%
  Charter One Financial, Inc.                    1,890          52,448
  Fannie Mae                                     6,800         503,200
  Freddie Mac                                    4,000         257,750
  JSB Financial, Inc.                            1,500          81,000

TIRE & RUBBER - 0.1%
  Goodyear Tire & Rubber Company                 2,600         131,138

TOBBACO - 0.7%
  Philip Morris Companies, Inc.                 13,400         716,900
  UST, Inc.                                      4,000         139,500

TOILETRIES / COSMETICS - 0.5%
  Avon Products, Inc.                            4,000         177,000
  Gillette Company                               6,000         289,875
  Int'l Flavors & Fragrances, Inc.               5,000         223,750

TOYS - 0.1%
  Mattel, Inc.                                   3,125          71,289

TRANSPORT SERVICES - 0.1%
  C.H. Robinson Worldwide, Inc.                  3,000          77,813
  Expeditors International of Washington, Inc.   2,100          88,200

WATER UTILITY - 0.1%
  American Water Works Co., Inc.                 5,500         185,625
                                                        ---------------
TOTAL COMMON STOCK - 58.2%
  (Cost $36,951,538)                                    $   73,241,717
                                                        ===============

*Securities are non-income producing
ADR - American Depositary Receipt

                   See Notes To Financial Statements

                       ADVANCE CAPITAL I, INC. - BALANCED FUND
                               PORTFOLIO OF INVESTMENTS
                                  DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit                              Principal      Market
 Fixed Income Securities                      Rating      Coupon      Maturity    Amount         Value
-------------------------------------------   ---------   ---------   ---------   ------------   --------------
AEROSPACE / DEFENSE - 1.4%
   B.F. Goodrich Company                        A-           6.800    02/01/18    $   500,000    $     506,440
   Lockheed Martin Corporation                  BBB+         9.375    10/15/99        100,000          102,899
   Lockheed Martin Corporation                  BBB+         7.650    05/01/16        500,000          563,210
   Raytheon Company                             BBB          6.750    08/15/07        500,000          525,780
   Rockwell International Corp.                 AA-          8.875    09/15/99        100,000          102,354

AIR TRANSPORT - 0.3%
   Federal Express Corporation                  BBB+         8.760    05/22/15        350,000          416,500

AUTO & TRUCK - 0.4%
   General Motors Corporation                   A            9.125    07/15/01        500,000          542,425

BANK - 6.0%
   Banc One Corporation                         A            8.100    03/01/02        500,000          535,374
   BankBoston Corporation                       A-           7.375    09/15/06        500,000          534,638
   Bankers Trust Corporation                    BBB+         7.250    10/15/11        500,000          532,855
   Chase Manhattan Corp.                        A            6.750    08/15/08        400,000          424,522
   Comerica Bank                                A-           7.125    12/01/13        500,000          509,585
   Dresdner Bank - NY                           AA-          7.250    09/15/15        500,000          513,335
   First Union Corporation                      A-           8.000    08/15/09        500,000          550,885
   First Union Corporation                      A-           9.450    06/15/99        100,000          101,693
   J.P. Morgan & Company                        AA-          8.500    08/15/03        500,000          555,093
   MBNA America Bank, N.A.                      BBB          6.750    03/15/08        500,000          481,850
   NationsBank Corporation                      A            6.500    03/15/06        500,000          526,688
   Republic New York Corporation                A            7.000    03/22/11        500,000          541,532
   Royal Bank of Scotland                       A            6.375    02/01/11        500,000          480,920
   Swiss Bank Corp.-NY                          AA           7.375    07/15/15        500,000          535,200
   Wachovia Corporation                         A+           6.375    02/01/09        500,000          524,981

BEVERAGE - 0.4%
   Anheuser-Busch Companies, Inc.               A+           7.125    07/01/17        350,000          379,950
   Anheuser-Busch Companies, Inc.               A+           8.500    03/01/17        115,000          119,069

BUILDING MATERIALS - 0.4%
   Masco Corporation                            A-           7.125    08/15/13        500,000          538,711

CHEMICAL - 0.5%
   Monsanto Company                             A            8.875    12/15/09        500,000          623,648

                        See Notes To Financial Statements

                       ADVANCE CAPITAL I, INC. - BALANCED FUND
                               PORTFOLIO OF INVESTMENTS
                                  DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit                              Principal      Market
 Fixed Income Securities                      Rating      Coupon      Maturity    Amount         Value
-------------------------------------------   ---------   ---------   ---------   ------------   --------------
COMPUTER & PERIPHERALS - 0.4%
   Dell Computer Corporation                    BBB+         6.550    04/15/08    $   500,000    $     495,180

COMPUTER SOFTWARE & SERVICES - 0.4%
   Computer Associates International, Inc.      A-           6.500    04/15/08        500,000          496,215

DIVERSIFIED - 1.7%
   Service Corp. International                  BBB+         7.700    04/15/09        500,000          549,057
   Tenneco, Inc.                                BBB          7.625    06/15/17        500,000          547,330
   Textron, Inc.                                A-           8.750    07/01/22        500,000          555,409
   Tyco International Ltd.                      A-           6.375    06/15/05        500,000          506,132

ELECTRIC & GAS UTILITIES - 4.9%
   Dayton Power & Light Company                 AA-          8.150    01/15/26        500,000          546,233
   Delmarva Power & Light Co.                   A            8.500    02/01/22        500,000          556,020
   Duke Energy Corporation                      AA-          6.375    03/01/08        500,000          505,755
   Florida Power Corporation                    AA-          8.000    12/01/22        500,000          550,352
   Florida Power & Light Company                AA-          7.875    01/01/13        500,000          522,413
   Georgia Power Company                        A+           7.625    03/01/23        450,000          471,160
   Hydro Quebec                                 A+           7.000    03/01/05        500,000          533,824
   Potomac Edison Company                       A+           7.750    05/01/25        500,000          550,152
   Public Service Electric & Gas                A-           7.000    09/01/24        200,000          204,599
   Union Electric Company                       AA-          8.750    12/01/21        500,000          561,112
   Virginia Electric & Power Company            A            8.000    03/01/04        500,000          556,011
   Western Resources, Inc.                      BBB          6.875    08/01/04        500,000          519,553

FINANCIAL SERVICES - 5.4%
   American General  Finance Corp.              A+           8.125    08/15/09        500,000          587,209
   Dean Witter Discover & Company               A+           6.750    10/15/13        500,000          515,680
   Deere, John Capital Corporation              A            8.625    08/01/19        500,000          527,500
   Dow Capital BV                               A            8.700    05/15/22        250,000          276,866
   Fairfax Financial Holdings                   BBB+         8.250    10/01/15        500,000          555,530
   Fletcher Challenge Capital Canada, Inc.      BBB          8.250    06/20/16        500,000          510,000
   Ford Holdings, Inc.                          A            9.250    03/01/00        475,000          495,690
   General Electric Capital Corporation         AAA          7.750    03/15/02        500,000          537,653
   Household Finance Corporation                A            6.375    08/01/10        500,000          506,620
   IBM Credit Corporation                       A+           6.750    12/24/07        500,000          505,985
   Santander Finance Issuances                  A            6.375    02/15/11        500,000          485,427
   Sears Roebuck Acceptance Corp.               A-           6.875    10/15/17        500,000          522,050
   SunAmerica, Inc.                             A            8.125    04/28/23        500,000          586,605

                   See Notes To Financial Statements

                       ADVANCE CAPITAL I, INC. - BALANCED FUND
                               PORTFOLIO OF INVESTMENTS
                                  DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit                              Principal      Market
 Fixed Income Securities                      Rating      Coupon      Maturity    Amount         Value
-------------------------------------------   ---------   ---------   ---------   ------------   --------------
FOOD PROCESSING - 0.4%
   Nabisco, Inc.                                BBB          7.050    07/15/07    $   500,000    $     513,744

FOOD WHOLESALERS - 0.2%
   SYSCO Corporation                            AA-          7.250    04/15/07        250,000          280,159

FOREIGN GOVERNMENT - 1.3%
   Province of Nova Scotia                      A-           7.250    07/27/13        500,000          554,120
   Province of Quebec                           A+           8.800    04/15/03        350,000          390,804
   Province of Saskatchewan                     A            9.375    12/15/20        525,000          728,919

FOREIGN TELECOMMUNICATIONS - 0.4%
   Cable & Wireless Communications PLC          A-           6.750    03/06/08        500,000          510,065

GROCERY - 0.4%
   SUPERVALU INC.                               BBB+         6.640    06/09/06        500,000          522,954

INDUSTRIAL SERVICES - 0.4%
   ServiceMaster Company                        BBB          7.100    03/01/18        500,000          495,155

INSURANCE - 2.2%
   CIGNA Corporation                            A            8.250    01/01/07        500,000          562,942
   CNA Financial Corporation                    A-           6.950    01/15/18        500,000          492,841
   Leucadia National Corporation                BBB+         7.750    08/15/13        500,000          491,260
   MBIA, Inc.                                   AA           9.375    02/15/11        500,000          648,460
   Metropolitan Life Insurance Co.*             A+           7.450    11/01/23        450,000          472,469

MACHINERY - 0.9%
   Case Corporation                             A-           7.250    01/15/16        500,000          532,280
   Clark Equipment Company                      A-           8.000    05/01/23        500,000          566,684

MEDICAL SUPPLIES - 0.9%
   Cardinal Health, Inc.                        A            6.000    01/15/06        500,000          510,866
   Johnson & Johnson                            AAA          8.720    11/01/24        550,000          654,783

METALS & MINING - 0.4%
   Placer Dome, Inc.                            BBB          7.750    06/15/15        500,000          537,225

                   See Notes To Financial Statements

                       ADVANCE CAPITAL I, INC. - BALANCED FUND
                               PORTFOLIO OF INVESTMENTS
                                  DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit                              Principal      Market
 Fixed Income Securities                      Rating      Coupon      Maturity    Amount         Value
-------------------------------------------   ---------   ---------   ---------   ------------   --------------
NATURAL GAS - 1.2%
   Columbia Energy Group                        BBB+         7.320    11/28/10    $   500,000    $     528,138
   Enron Corporation                            BBB+         7.000    08/15/23        500,000          480,404
   Southwestern Energy Company                  BBB+         6.700    12/01/05        500,000          519,771

NEWSPAPER - 0.1%
   Knight-Ridder, Inc.                          A            9.875    04/15/09        100,000          134,070

OFFICE EQUIPMENT & SUPPLIES - 0.2%
   Xerox Corporation                            A            9.750    03/15/00        200,000          209,996

OILFIELD SERVICES - 0.4%
   Smith International Inc.                     BBB+         7.000    09/15/07        500,000          513,315

PACKAGING & CONTAINER - 0.3%
   Crown Cork & Seal Company, Inc.              BBB          8.375    01/15/05        390,000          420,636

PAPER & FOREST PRODUCTS - 0.4%
   Weyerhaeuser Company                         A            6.950    08/01/17        500,000          514,395

PETROLEUM - 1.5%
   Atlantic Richfield Company                   A            8.500    04/01/12        250,000          307,243
   Louisiana Land & Exploration Co.             A-           7.625    04/15/13        500,000          553,928
   OXY USA, Inc.                                BBB          7.000    04/15/11        525,000          520,871
   Phillips Petroleum Company                   A-           8.860    05/15/22        500,000          558,026

PUBLISHING - 0.4%
   News America Holdings                        BBB-         8.000    10/17/16        500,000          549,697

REAL ESTATE INVESTMENT MANAGEMENT - 0.4%
   Rodamco N.V.                                 AA           7.750    05/15/15        500,000          539,175

RENTAL AUTO/EQUIPMENT - 0.4%
   Hertz Corporation                            BBB+         6.625    05/15/08        500,000          519,715

RESTAURANT - 0.4%
   Darden Restaurants, Inc.                     BBB          7.125    02/01/16        500,000          499,750

                   See Notes To Financial Statements

                       ADVANCE CAPITAL I, INC. - BALANCED FUND
                               PORTFOLIO OF INVESTMENTS
                                  DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit                              Principal      Market
 Fixed Income Securities                      Rating      Coupon      Maturity    Amount         Value
-------------------------------------------   ---------   ---------   ---------   ------------   --------------
RETAIL STORE - 1.0%
   Dayton Hudson Corporation                    A-           9.625    02/01/08    $   200,000    $     251,434
   Dillard's Inc.                               BBB          7.850    10/01/12        500,000          546,324
   Pep Boys-Manny, Moe & Jack                   BBB+         7.000    06/01/05        500,000          517,095

SECURITIES BROKERAGE - 1.0%
   Bear Stearns Companies, Inc.                 A            7.250    10/15/06        500,000          530,431
   Lehman Brothers Holdings, Inc.               A            8.500    08/01/15        500,000          475,725
   Merrill Lynch & Company, Inc.                AA-          7.190    08/07/12        300,000          311,133

SEMICONDUCTOR - 0.4%
   Applied Materials, Inc.                      BBB+         7.125    10/15/17        500,000          500,715

TELECOMMUNICATIONS SERVICE - 2.4%
   AirTouch Communications, Inc.                BBB+         7.500    07/15/06        500,000          545,575
   AT&T Corporation                             AA-          7.125    01/15/02        500,000          525,516
   Bell Atlantic Corporation                    A+           7.375    12/15/11        250,000          255,982
   GTE Corporation                              A            6.460    04/15/08        500,000          527,070
   MCI Communications Corporation               BBB+         7.750    03/15/24        500,000          534,528
   Michigan Bell Telephone                      AAA          7.500    02/15/23        500,000          541,507

TOBACCO - 0.3%
   Philip Morris Companies, Inc.                A            9.000    01/01/01        400,000          425,549

U.S. GOVERNMENT - 0.4%
   U.S. Treasury - Bond                                      6.500    08/15/05        500,000          549,687
                                                                                                 --------------
TOTAL FIXED-INCOME SECURITIES - 40.9%
   (Cost $49,245,544)                                                                               51,482,590

TOTAL COMMON STOCK - 58.2%
   (Cost $36,951,538)                                                                               73,241,717
                                                                                                 --------------
TOTAL INVESTMENTS IN SECURITIES - 99.1%
   (Cost $86,197,082)                                                                            $ 124,724,307
                                                                                                 ==============

* Security exempt from registration under Rule 144A of the Securities
Act of 1933

                   See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                          PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit      Maturity                Principal      Market
Fixed Income Securities                       Rating      Date        Coupon      Amount         Value
-------------------------------------------   ---------   ---------   --------   ------------   -------------
ADVERTISING - 1.1%
   Heritage Media Corporation                   BB+       02/15/06      8.750    $   675,000    $    692,146
   Lamar Advertising Company                    B         12/01/06      9.625        700,000         731,500
   Outdoor Systems, Inc.                        B         06/15/07      8.875      1,000,000       1,075,720

AEROSPACE / DEFENSE - 1.1%
   AAR Corporation                              BBB       10/15/03      7.250        500,000         504,541
   Lockheed Martin Corporation                  BBB+      03/15/23      7.875        500,000         543,170
   McDonnell Douglas Corporation                AA-       04/01/12      9.750      1,000,000       1,343,598

AIR TRANSPORT - 2.4%
   AMR Corporation                              BBB-      08/01/12      9.000      1,000,000       1,194,958
   AMR Corporation                              BBB-      03/15/00      9.750        100,000         104,341
   Delta Air Lines, Inc.                        BBB-      02/01/11     10.375        500,000         652,083
   Federal Express Corporation                  BBB+      01/01/15      7.630      1,000,000       1,100,870
   Northwest Airlines Corporation               BB        03/15/07      8.700      1,000,000         986,540
   United Airlines, Inc.                        BB+       07/15/21     10.250        500,000         634,046
   United Airlines, Inc.                        BB+       08/15/21      9.750        500,000         612,038

APPAREL - 0.4%
   Phillips-Van Heusen Corporation              BB        11/15/23      7.750      1,000,000         954,993

AUTO PARTS - 1.4%
   Federal-Mogul Corporation                    BB+       07/01/06      7.750      1,000,000         980,000
   JPS Automotive Products Corp.                B         06/15/01     11.125        500,000         573,125
   Titan International, Inc.                    BB-       04/01/07      8.750      1,000,000       1,030,000
   Walbro Corporation                           B+        07/15/05      9.875        500,000         465,349

AUTO & TRUCK - 1.5%
   Ford Motor Company                           A         11/15/22      8.875      2,000,000       2,261,524
   General Motors Corporation                   A         06/15/24      8.100      1,000,000       1,106,710

BANK - 7.2%
   Banc One Corporation                         A         07/15/25      7.750      1,000,000       1,160,430
   Bank of Boston Corporation                   BBB+      12/01/05      6.625      1,000,000       1,034,767
   BankAmerica Corporation                      A         03/01/09      7.125      1,000,000       1,096,747
   Bankers Trust Corporation                    BBB+      11/15/15      7.500      1,500,000       1,571,269
   Chase Manhattan Corp.                        A         10/15/08      6.125      1,000,000       1,014,634
   Citicorp                                     A+        10/15/11      7.250      1,000,000       1,102,651
   Comerica Bank                                A-        12/01/13      7.125      1,000,000       1,019,170
   Dresdner Bank - NY                           AA-       09/15/15      7.250      1,000,000       1,026,670
   First Union Corporation                      A-        08/15/09      8.000        500,000         550,885

                   See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                          PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit      Maturity                Principal      Market
Fixed Income Securities                       Rating      Date        Coupon      Amount         Value
-------------------------------------------   ---------   ---------   --------   ------------   -------------
BANK - 7.2% (Continued)
   KeyCorp                                      BBB+      03/15/06      6.750    $ 1,000,000    $  1,060,237
   NCNB Corporation                             A         07/15/15     10.200      1,000,000       1,400,179
   Republic New York Corporation                A         05/15/21      9.125      1,000,000       1,309,717
   Royal Bank of Scotland                       A         02/01/11      6.375      1,000,000         961,840
   Swiss Bank Corporation-NY                    AA        06/15/17      7.375      1,000,000       1,101,540
   Westpac Banking Corporation                  A+        08/15/01      9.125        500,000         539,698

BEVERAGE - 0.5%
   Anheuser-Busch Companies, Inc.               A+        07/01/17      7.125      1,000,000       1,085,571

BROADCASTING / CABLE TV - 6.3%
   CSC Holdings, Inc.                           BB+       02/15/18      7.875        500,000         507,895
   CSC Holdings, Inc.                           BB-       05/15/06      9.875        750,000         831,481
   Century Communications Corp.                 BB-       02/15/02      9.750        250,000         271,369
   Century Communications Corp.                 BB-       03/01/05      9.500      1,000,000       1,129,829
   Chancellor Media Corporation                 B         06/15/07      8.750      1,250,000       1,294,524
   Comcast Cablevision                          BB+       01/15/08      9.500        500,000         527,689
   Comcast Cablevision                          BB+       05/15/05      9.375        500,000         537,072
   Continental Cablevision, Inc.                BBB       08/01/13      9.500        500,000         595,676
   Fox Family Worldwide, Inc.                   B         11/01/07      9.250      1,000,000         970,000
   Jacor Communications Company                 B         12/15/06      9.750        750,000         833,117
   Jones Intercable, Inc.                       BB+       04/01/07      8.875        500,000         544,551
   Jones Intercable, Inc.                       BB-       03/01/08     10.500        700,000         764,628
   Lenfest Communications, Inc.                 BB+       11/01/05      8.375      1,000,000       1,040,000
   Rogers Cablesystems Ltd.                     BB+       03/15/05     10.000        500,000         547,380
   Sinclair Broadcast Group, Inc.               B         09/30/05     10.000        500,000         533,487
   Tele-Communications, Inc.                    BBB-      01/15/23      9.250        760,000         881,008
   Tele-Communications, Inc.                    BBB-      02/15/23      8.750        500,000         565,972
   Turner Broadcasting System, Inc.             BBB       07/01/13      8.375        750,000         887,809
   Young Broadcasting, Inc.                     B         06/15/07      8.750        750,000         761,108

CHEMICAL - 0.7%
   Eastman Chemical Company                     BBB+      01/15/24      7.250      1,000,000         949,488
   Union Carbide Chemicals & Plastics Co.       BBB       04/01/23      7.875        600,000         646,451

COMPUTER & PERIPHERALS - 0.6%
   International Business Machines Corp.        A+        11/01/19      8.375      1,000,000       1,264,863

COMPUTER SOFTWARE & SERVICES - 0.5%
   Computer Associates International, Inc.      A-        04/15/05      6.375      1,250,000       1,235,722

                   See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                          PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit      Maturity                Principal      Market
Fixed Income Securities                       Rating      Date        Coupon      Amount         Value
-------------------------------------------   ---------   ---------   --------   ------------   -------------
DIVERSIFIED - 1.0%
   Mark IV Industries, Inc.                     BB-       09/01/07      7.500    $ 1,000,000    $    964,080
   Tenneco, Inc.                                BBB       11/15/12      9.200        500,000         580,093
   Textron, Inc.                                A-        07/01/22      8.750        581,000         645,385

ELECTRIC & GAS UTILITIES - 9.1%
   Alabama Power Company                        A+        12/01/24      9.000      1,000,000       1,090,013
   Dayton Power & Light Company                 AA-       01/15/26      8.150      1,000,000       1,092,466
   Duke Energy Corporation                      AA-       08/01/25      6.750      1,000,000         993,748
   Florida Power & Light Company                AA-       01/01/13      7.875      1,000,000       1,044,826
   FPL Group Capital, Inc.                      A+        05/01/13      7.625      1,025,000       1,025,205
   Georgia Power Company                        A+        02/01/23      7.950        852,000         852,060
   Hydro Quebec                                 A+        01/15/22      8.400        850,000       1,059,252
   Illinois Power Co.                           BBB       02/15/23      8.000      1,000,000       1,000,392
   Indianapolis Power & Light Co.               AA-       02/01/24      7.050      1,000,000       1,040,763
   New Orleans Public Service, Inc.             BBB       03/01/23      8.000        600,000         633,490
   Northern Illinois Gas Company                AA        08/15/21      8.875      1,000,000       1,059,046
   Oklahoma Gas & Electric Company              AA-       10/15/25      7.300      1,500,000       1,607,186
   Potomac Edison Company                       A+        06/01/24      8.000      1,000,000       1,111,959
   Potomac Electric Power Company               A         06/01/21      9.000      1,000,000       1,111,069
   Public Service Electric & Gas                A-        09/01/24      7.000      1,000,000       1,022,996
   Rocheseter Gas & Electric Corporation        A-        04/01/21      9.375      1,000,000       1,116,361
   Southern California Gas Company              AA-       10/01/21      8.750      1,000,000       1,111,320
   Virginia Electric & Power Company            A         10/01/24      8.625      1,000,000       1,160,757
   West Penn Power Company                      A+        08/01/24      8.125      1,000,000       1,103,321

ELECTRIC EQUIPMENT - 0.9%
   Philips Electronics N.V.                     BBB+      08/15/13      7.250      1,000,000       1,051,342
   Westinghouse Electric Corp.                  BBB-      08/01/12      8.625        750,000         882,396

ENVIRONMENTAL - 0.8%
   American Eco Corporation                     BB-       05/15/08      9.625      1,000,000         700,000
   Laidlaw, Inc.                                BBB+      05/15/23      8.250      1,000,000       1,113,483

FINANCIAL SERVICES - 4.7%
   Auburn Hills Trust                           A+        05/01/20     12.000        400,000         664,698
   ContiFinancial Corporation                   B+        04/01/08      8.125      1,000,000         800,000
   CRA Finance USA, Ltd.                        AA-       12/01/13      7.125        500,000         540,443
   Dean Witter Discover & Company               A+        10/15/13      6.750      1,250,000       1,289,201
   Dow Capital BV                               A         05/15/22      8.700      1,000,000       1,107,463
   Fairfax Financial Holdings                   BBB+      10/01/15      8.250      1,500,000       1,666,590
   Fletcher Challenge Capital Canada, Inc.      BBB       06/20/16      8.250      1,000,000       1,020,000

                   See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                          PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit      Maturity                Principal      Market
Fixed Income Securities                       Rating      Date        Coupon      Amount         Value
-------------------------------------------   ---------   ---------   --------   ------------   -------------
FINANCIAL SERVICES - 4.7% (Continued)
   Household Finance Corporation                A         08/01/10      6.375    $ 1,000,000    $  1,013,240
   Imperial Credit Industries, Inc.             B-        01/15/07      9.875        500,000         382,500
   Sears Roebuck Acceptance Corp.               A-        10/15/17      6.875        500,000         522,050
   SunAmerica, Inc.                             A         04/28/23      8.125      1,250,000       1,466,513

FOOD PROCESSING - 1.2%
   Chiquita Brands Int'l, Inc.                  B+        01/15/04      9.625      1,000,000       1,046,709
   ConAgra, Inc.                                BBB       03/01/21      9.750        500,000         655,804
   Nabisco, Inc.                                BBB       06/15/15      7.550      1,000,000       1,015,143

FOREIGN GOVERNMENT - 2.2%
   Province of Newfoundland                     BBB+      10/22/22      8.650      1,000,000       1,180,477
   Province of Nova Scotia                      A-        07/27/13      7.250      1,000,000       1,108,240
   Province of Quebec                           A+        12/01/26      8.625      1,115,000       1,400,189
   Province of Saskatchewan                     A         02/01/13      8.000      1,000,000       1,202,114

FOREIGN TELECOMMUNICATIONS - 0.5%
   Cable & Wireless Communications PLC          A-        03/06/08      6.750      1,000,000       1,020,130

HOMEBUILDING - 3.2%
   Beazer Homes USA, Inc.                       B+        04/01/08      8.875      1,000,000         965,000
   D.R. Horton, Inc.                            BB        04/15/06     10.000      1,000,000       1,020,000
   Hovnanian Enterprises, Inc.                  B         06/01/05      9.750      1,000,000         959,640
   M.D.C. Holdings, Inc.                        BB-       02/01/08      8.375      1,000,000         990,000
   Ryland Group, Inc.                           B+        06/01/04      9.625      1,000,000       1,028,221
   Standard Pacific Corp.                       BB        06/15/07      8.500      1,000,000       1,022,500
   U.S. Home Corporation                        BB-       08/15/07      8.880      1,000,000       1,015,846

HOTEL / GAMING - 3.6%
   Boyd Gaming Corporation                      BB        10/01/03      9.250      1,000,000       1,033,750
   Circus Circus Enterprises                    BB+       07/15/13      7.625        450,000         417,591
   Hilton Hotels Corporation                    BBB       12/15/09      7.200      1,000,000         955,749
   Host Marriott Travel Plaza                   BB-       05/15/05      9.500      1,000,000       1,039,382
   ITT Corporation                              BB        11/15/15      7.375      1,000,000         840,670
   Park Place Entertainment Corp.               BB        12/01/03     10.125      1,000,000       1,095,000
   Prime Hospitality Corp.                      BB        01/15/06      9.250      1,000,000       1,041,250
   Rank Group PLC                               BBB+      01/15/18      7.125      1,000,000         997,900
   Station Casinos                              B+        06/01/03      9.625        500,000         500,095

HOUSEHOLD PRODUCTS - 0.4%
   American Standard, Inc.                      BB-       02/01/08      7.375      1,000,000         995,000

                   See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                          PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit      Maturity                Principal      Market
Fixed Income Securities                       Rating      Date        Coupon      Amount         Value
-------------------------------------------   ---------   ---------   --------   ------------   -------------
INDUSTRIAL SERVICES - 0.5%
   Coinmach Laundry Corporation                 B+        11/15/05     11.750    $ 1,000,000    $  1,097,062

INSURANCE - 6.0%
   Aetna Services, Inc.                         A         01/15/17      8.000      1,050,000       1,055,785
   American Financial Group, Inc.               BBB+      12/15/07      7.125      1,000,000       1,018,440
   CIGNA Corporation                            A         03/01/23      7.650        500,000         527,985
   CNA Financial Corporation                    A-        11/15/23      7.250      1,000,000         965,916
   CNA Financial Corporation                    A-        01/15/18      6.950        500,000         492,841
   Continental Corporation                      BBB-      08/15/12      8.375        600,000         675,335
   Kaufman & Broad Home Corp.                   BB-       05/01/03      9.375      1,000,000       1,016,250
   Leucadia National Corporation                BBB+      08/15/13      7.750        910,000         894,093
   Loews Corporation                            AA-       10/15/23      7.000      1,000,000         978,976
   MBIA, Inc.                                   AA        10/01/22      8.200      2,000,000       2,261,080
   Metropolitan Life Insurance Co.*             A+        11/01/23      7.450        550,000         577,462
   New York Life Insurance Company              AA-       12/15/23      7.500      1,000,000       1,189,590
   Reliance Group Holdings, Inc.                BBB-      11/15/00      9.000      1,000,000       1,037,500
   Vesta Insurance Group                        BBB-      07/15/25      8.750        500,000         515,000

MACHINERY - 0.3%
   Clark Equipment Company                      A-        05/01/23      8.000        500,000         566,684

MEDICAL SERVICES - 0.7%
   HEALTHSOUTH Corporation                      BBB-      04/01/01      9.500        500,000         516,586
   Tenet Healthcare Corporation                 BB-       01/15/07      8.625      1,000,000       1,030,000

MEDICAL SUPPLIES - 0.8%
   Boston Scientific Corporation                BBB       03/15/05      6.625      1,000,000         964,122
   Cardinal Health, Inc.                        A         02/15/04      6.500        700,000         725,276

METALS & MINING - 1.2%
   Alcan Aluminum Ltd.                          A-        01/15/22      8.875      1,000,000       1,118,820
   Inco Ltd.                                    BBB-      06/15/22      9.600        500,000         549,598
   Placer Dome, Inc.                            BBB       06/15/15      7.750      1,000,000       1,074,449

MORTGAGED BACK SECURITIES - 0.5%
   Ginnie Mae                                   AAA       11/20/28      6.500        998,192       1,002,559

NATURAL GAS - 1.3%
   AmeriGas Partners, L.P.                      BB+       04/15/07     10.125      1,200,000       1,262,677
   Ferrellgas Partners, L.P.                    B+        06/15/06      9.375        500,000         506,672
   Seagull Energy                               BB+       08/01/05      8.625      1,000,000       1,031,083

                   See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                          PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit      Maturity                Principal      Market
Fixed Income Securities                       Rating      Date        Coupon      Amount         Value
-------------------------------------------   ---------   ---------   --------   ------------   -------------
NEWSPAPER - 0.5%
   Hollinger International, Inc.                BB-       02/01/06      9.250    $   500,000    $    525,625
   Hollinger International, Inc.                BB-       03/15/07      9.250        500,000         524,375

OILFIELD SERVICES - 1.9%
   Husky Oil, Ltd.                              BBB       11/15/16      7.550      1,000,000       1,030,000
   J. Ray McDermott, S.A.                       BB+       07/15/06      9.375      1,000,000       1,018,750
   Lomak Petroleum, Inc.                        B         01/15/07      8.750      1,000,000         979,338
   Offshore Logistics, Inc.                     BB        01/15/08      7.875        500,000         470,000
   Veritas DGC, Inc.                            BB+       10/15/03      9.750        750,000         786,167

PACKAGING & CONTAINERS - 1.5%
   Container Corp. of America                   B-        04/01/03      9.750        400,000         407,210
   Crown Cork & Seal Company, Inc.              BBB       04/15/23      8.000      1,500,000       1,460,623
   Owens-Illinois Inc.                          BB+       05/15/07      8.100        750,000         801,352
   Smurfit-Stone Container Corporation          B         02/01/01      9.875        750,000         759,375

PAPER & FOREST PRODUCTS - 1.6%
   Bowater, Inc.                                BBB       10/15/12      9.500        700,000         865,629
   Champion International Corporation           BBB       09/01/23      7.625      1,500,000       1,508,929
   Georgia-Pacific Corporation                  BBB-      07/01/22      9.125      1,000,000       1,100,800

PETROLEUM - 4.9%
   ANR Pipeline Company                         BBB       11/01/21      9.625      1,000,000       1,316,348
   Clark Oil & Refining Corporation             BB        09/15/04      9.500        650,000         655,804
   Clark USA, Inc.                              B+        12/01/05     10.875        500,000         510,000
   Diamond Shamrock R & M, Inc.                 BBB       04/01/23      8.000        600,000         635,294
   Kerr-McGee Corporation                       A-        11/01/11      7.000      1,500,000       1,498,356
   Louisiana Land & Exploration Co.             A-        04/15/13      7.625      1,000,000       1,107,855
   NOVA Gas Transmission                        A-        04/01/23      7.875        600,000         669,906
   Ocean Energy Inc.                            BB+       07/01/05      7.625        500,000         486,830
   OXY USA, Inc.                                BBB       04/15/11      7.000      1,000,000         992,135
   Phillips Petroleum Company                   A-        01/01/23      8.490      1,000,000       1,105,541
   USX Corporation                              BBB-      02/15/12      9.375        750,000         919,863
   Vintage Petroleum, Inc.                      B+        12/15/05      9.000      1,000,000       1,048,482

PUBLISHING - 0.9%
   K-III Communications Corporation             BB-       06/01/04     10.250        750,000         805,657
   News America Holdings                        BBB-      08/10/18      8.250      1,000,000       1,127,523

RAILROAD - 1.0%
   Kansas City Southern Industries, Inc.        BBB-      07/01/22      8.800        500,000         542,830
   Union Pacific Corporation                    BBB-      05/01/25      8.350      1,500,000       1,610,901

                   See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                          PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit      Maturity                Principal      Market
Fixed Income Securities                       Rating      Date        Coupon      Amount         Value
-------------------------------------------   ---------   ---------   --------   ------------   -------------
REAL ESTATE INVESTMENT MANAGEMENT - 0.5%
   Rodamco N.V.                                 AA        05/15/15      7.750    $ 1,000,000    $  1,078,351

RECREATION - 1.5%
   Brunswick Corporation                        BBB+      09/01/23      7.375        975,000       1,034,456
   Speedway Motorsports, Inc.                   B+        08/15/07      8.500      1,000,000         996,000
   Time Warner, Inc.                            BBB       01/15/13      9.125      1,000,000       1,274,346

RENTAL AUTO/EQUIPMENT - 0.5%
   Hertz Corporation                            BBB+      05/15/08      6.625      1,000,000       1,039,431

RESTAURANT - 0.7%
   Darden Restaurants, Inc.                     BBB       02/01/16      7.125      1,500,000       1,499,250

RETAIL STORE - 5.9%
   Dayton Hudson Corporation                    A-        12/01/22      8.500      1,500,000       1,661,667
   Dillard's Inc.                               BBB       10/01/12      7.850      1,500,000       1,638,972
   Finlay Fine Jewelry Corporation              B+        05/01/08      8.375      1,000,000         940,000
   Fred Meyer, Inc.                             BB+       03/01/08      7.450      1,000,000       1,079,560
   J.C. Penney Company                          A         04/01/17      7.950      1,000,000       1,115,545
   The Limited, Inc.                            BBB+      03/15/23      7.500      1,000,000         981,241
   May Department Stores                        A         07/15/26      8.300      1,000,000       1,139,933
   Michaels Stores, Inc.                        BB-       06/15/06     10.875      1,000,000       1,098,910
   Pep Boys-Manny, Moe & Jack                   BBB+      06/01/05      7.000      1,000,000       1,034,190
   Rite-Aid Corporation                         BBB+      08/15/13      6.875      1,000,000         998,709
   Sears, Roebuck & Company                     A-        11/01/11      9.375      1,000,000       1,266,456
   Bear Stearns Companies, Inc.                 A         01/15/04      6.625      1,000,000       1,019,559
   Goldman Sachs Group                          A+        03/01/13      8.000      1,000,000       1,125,980
   Lehman Brothers, Inc.                        A         05/15/05     11.625      1,023,000       1,309,394
   Morgan Stanley Group, Inc.                   A+        10/01/13      7.000      1,000,000       1,055,635
   Paine Webber Group, Inc.                     BBB+      02/15/14      7.625      1,000,000       1,032,975

SEMICONDUCTOR - 0.9%
   Advanced Micro Devices, Inc.                 B         08/01/03     11.000      1,000,000       1,060,000
   Applied Materials, Inc.                      BBB+      10/15/17      7.125      1,000,000       1,001,430

SHOE - 0.5%
   Brown Group, Inc.                            BB        10/15/06      9.500      1,000,000       1,056,250

                   See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
                          PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1998

--------------------------------------------------------------

                                              S & P
                                              Credit      Maturity                Principal      Market
Fixed Income Securities                       Rating      Date        Coupon      Amount         Value
-------------------------------------------   ---------   ---------   --------   ------------   -------------
STEEL - 0.5%
   AK Steel Corporation                         BB-       12/15/06      9.125    $ 1,000,000    $  1,043,856

TELECOMMUNICATIONS SERVICE - 6.1%
   AirTouch Communications, Inc.                BBB+      05/01/08      6.650      1,500,000       1,586,014
   AT&T Corporation                             AA-       01/15/22      8.125        750,000         820,504
   AT&T Corporation                             AA-       07/15/24      8.125        800,000         884,965
   Bell Atlantic Corporation                    A+        12/15/11      7.375        500,000         511,964
   Comcast Cellular Communications, Inc.        BB+       05/01/07      9.500      1,000,000       1,055,000
   GCI, Inc.                                    B+        08/01/07      9.750      1,000,000       1,026,388
   GTE Corporation                              A         11/01/21      8.750      1,000,000       1,284,748
   Illinois Bell Telephone Company              AAA       03/15/24      7.250      1,425,000       1,516,455
   MasTec, Inc.                                 BB-       02/01/08      7.750      1,000,000         951,359
   MCI WorldCom, Inc.                           BBB+      03/15/24      7.750      1,000,000       1,069,056
   New Jersey Bell Telephone                    AA        06/01/12      7.375      1,000,000       1,020,343
   Paging Network, Inc.                         B         02/01/06      8.875      1,000,000         931,378
   SBC Communications Corp.                     AA        07/15/25      7.250      1,000,000       1,063,328

TEXTILES - 0.7%
   Dyersburg Corporation                        B+        09/01/07      9.750        500,000         467,500
   WestPoint Stevens Inc.                       BB        06/15/05      7.875      1,000,000       1,013,100

TOBACCO - 0.7%
   Philip Morris Companies, Inc.                A         01/15/17      8.375        697,000         722,711
   RJR Nabisco, Inc.                            BBB-      04/15/04      8.750        775,000         787,761

TOILETRIES/COSMETICS - 0.5%
   Platex Family Products Corp.                 B         12/15/03      9.000      1,000,000       1,027,500

U.S. GOVERNMENT - 0.5%
   U.S. Treasury - Bond                                   08/15/26      6.750      1,000,000       1,197,969
                                                                                                -------------
TOTAL FIXED INCOME SECURITIES - 96.9%
   (Cost $203,907,342)                                                                          $214,339,961
                                                                                                =============

* Security exempt from registration under Rule 144A of the Securities
Act of 1933

                   See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - CORNERSTONE STOCK FUND
                          PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1998

--------------------------------------------------------------

                                                   Market
Common Stock                            Shares     Value
--------------------------------------- ---------- --------------
AUTO & TRUCK - 1.1%
  Ford Motor Company                        1,400  $      82,163

BANK - 4.8%
  Banc One Corporation                      1,400         71,488
  BankAmerica Corporation                   2,100        126,262
  First Union Corporation                   1,200         72,975
  Wells Fargo & Company                     2,000         79,875

BEVERAGE - 2.7%
  Coca-Cola Company                         3,000        201,000

BROADCASTING/CABLE TV - 1.3%
  Comcast Corporation                         700         41,081
  Tele-Communications, Inc.*                1,000         55,312

CHEMICAL - 1.1%
  duPont, E.I. de Nemours & Co.             1,400         78,400

COMPUTER & PERIPHERALS - 12.2%
  Cisco Systems, Inc.*                      3,000        278,438
  Compaq Computer Corporation               2,100         88,331
  Dell Computer Corporation*                2,400        175,650
  Hewlett-Packard Company                   1,300         88,806
  International Business Machines Corp.     1,100        203,225
  Sun Microsystems, Inc.*                     700         59,938

COMPUTER SOFTWARE & SERVICES - 10.7%
  America Online, Inc.*                       900        129,937
  Microsoft Corporation*                    4,700        651,831

DRUG - 13.7%
  American Home Products Corp.              1,600         90,100
  Amgen, Inc.*                                500         52,281
  Bristol-Myers Squibb Company              1,200        160,575
  Eli Lilly & Company                       1,300        115,538
  Merck & Company, Inc.                     1,400        207,025
  Pfizer, Inc.                              1,600        200,100
  Schering-Plough Corporation               1,800         99,450
  Warner-Lambert Company                    1,000         75,187

ELECTRICAL EQUIPMENT - 5.6%
  General Electric Company                  4,000        408,000

FINANCIAL SERVICES - 1.9%
  Citigroup Inc.                            2,800        138,600

FOREIGN TELECOMMUNICATIONS - 1.1%
  Ericsson (LM) Telephone-ADR-Class B       3,400         81,388

HOUSEHOLD PRODUCTS - 2.0%
  Proctor & Gamble Company                  1,600        146,100

INSURANCE - 1.7%
  American International Group, Inc.        1,300        125,613

MEDICAL SUPPLIES - 3.0%
  Abbott Laboratories                       1,800         88,200
  Johnson & Johnson                         1,600        133,400

PETROLEUM - 6.7%
  Amoco Corporation                         1,200         72,600
  Exxon Corporation                         2,900        212,062
  Mobil Corporation                           900         78,413
  Royal Dutch Petroleum Company             2,600        124,475

RECREATION - 2.1%
  Time Warner, Inc.                         1,300         80,681
  Walt Disney Company                       2,500         75,000

RESTAURANT - 0.8%
  McDonald's Corporation                      800         61,300

                   See Notes To Financial Statements

              ADVANCE CAPITAL I, INC. - CORNERSTONE STOCK FUND
                          PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 1998

--------------------------------------------------------------

                                                   Market
Common Stock                            Shares     Value
--------------------------------------- ---------- --------------
RETAIL STORE - 4.6%
  The Home Depot, Inc.                      1,900  $     116,256
  Wal-Mart Stores, Inc.                     2,700        219,881

SEMICONDUCTOR - 5.0%
  Intel Corporation                         3,100        367,544

TELECOMMUNICATIONS EQUIPMENT - 2.8%
  Lucent Technologies Inc.                  1,600        176,000
  Tellabs, Inc.*                              400         27,425

TELECOMMUNICATIONS SERVICE - 12.6%
  Ameritech Corporation                     1,300         82,388
  AT&T Corporation                          2,100        158,025
  Bell Atlantic Corporation                 1,900        107,706
  BellSouth Corporation                     2,400        119,700
  GTE Corporation                           1,200         80,100
  MCI WorldCom, Inc.*                       3,400        243,950
  SBC Communications, Inc.                  2,400        128,700

THRIFT - 1.2%
  Fannie Mae                                1,200         88,800

TOILETRIES/COSMETICS - 0.9%
  Gillette Company                          1,300         62,806
                                                   --------------
TOTAL COMMON STOCK - 99.6%
  (Cost $7,056,807)                                $   7,290,081
                                                   ==============

* Securities are non-income producing
ADR - American Depositary Receipt

                   See Notes To Financial Statements

                     ADVANCE CAPITAL I, INC.
             STATEMENT OF ASSETS AND LIABILITIES
                        DECEMBER 31, 1998
------------------------------------------------------------

                                             EQUITY                                        RETIREMENT      CORNERSTONE
                                             GROWTH        BOND          BALANCED          INCOME          STOCK
ASSETS                                       ------------  ------------  ----------------  --------------  -------------
  Investments in securities . . . . . . . .  $67,314,607   $ 3,674,459   $   124,724,307   $ 214,339,961   $  7,290,081

  Cash. . . . . . . . . . . . . . . . . . .      766,753        14,785           120,019       2,615,727        681,055
  Receivables
    Dividends and interest. . . . . . . . .       25,638        64,449         1,117,090       4,397,081          4,504
    Securities sold . . . . . . . . . . . .            0             0            40,084               0              0
  Prepaid expenses. . . . . . . . . . . . .        4,393         1,395             9,115          16,840              0
                                             ------------  ------------  ----------------  --------------  -------------
  Total assets. . . . . . . . . . . . . . .   68,111,391     3,755,088       126,010,615     221,369,609      7,975,640



LIABILITIES
  Payable to affiliated entities
    Investment advisory fees. . . . . . . .       37,516         1,261            72,396          91,966            948
    Distribution fees . . . . . . . . . . .          898             0             1,687           2,959             94
  Accounts payable and accrued expenses . .       12,221           555            20,051          32,586             62
  Securities purchased. . . . . . . . . . .            0             0            25,723               0        658,247
  Distributions payable . . . . . . . . . .            0         7,090             8,086          21,202              0
                                             ------------  ------------  ----------------  --------------  -------------
  Total liabilities . . . . . . . . . . . .       50,635         8,906           127,943         148,713        659,351
                                             ------------  ------------  ----------------  --------------  -------------
  Net assets. . . . . . . . . . . . . . . .  $68,060,756   $ 3,746,182   $   125,882,672   $ 221,220,896   $  7,316,289
                                             ============  ============  ================  ==============  =============


NET ASSETS
  Paid-in capital . . . . . . . . . . . . .  $39,143,465   $ 3,497,240   $    87,355,447   $ 210,788,277   $  7,083,015
  Accumulated undistributed net realized
       loss on investments. . . . . . . . .     (299,574)            0                 0               0              0
  Net unrealized appreciation in value of
       investments. . . . . . . . . . . . .   29,216,865       248,942        38,527,225      10,432,619        233,274
                                             ------------  ------------  ----------------  --------------  -------------
  Net assets. . . . . . . . . . . . . . . .  $68,060,756   $ 3,746,182   $   125,882,672   $ 221,220,896   $  7,316,289
                                             ============  ============  ================  ==============  =============

SHARES OUTSTANDING. . . . . . . . . . . . .    3,394,756       352,744         7,346,917      20,948,191        699,280
                                             ============  ============  ================  ==============  =============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE. . . . . . . .  $     20.05   $     10.62   $         17.13   $       10.56   $      10.46
                                             ============  ============  ================  ==============  =============

                   See Notes To Financial Statements

                             ADVANCE CAPITAL I, INC.
                             STATEMENT OF OPERATIONS
----------------------------------------------------

                                                                                                          PARTIAL *
                                                                                                          YEAR ENDED
                                                 YEAR ENDED DECEMBER 31, 1998                             DEC. 31, 1998
                                                 ----------------------------------------------------------------------
                                                 EQUITY                                    RETIREMENT     CORNERSTONE
                                                 GROWTH         BOND        BALANCED       INCOME         STOCK
                                                 -------------  ----------  -------------  -------------  ------------
INVESTMENT INCOME
  Interest. . . . . . . . . . . . . . . . . . .  $     23,633   $ 273,126   $  3,370,704   $ 16,181,418   $     4,296
  Dividends . . . . . . . . . . . . . . . . . .       239,267           0      1,068,989              0           208
                                                 -------------  ----------  -------------  -------------  ------------
  Total investment income . . . . . . . . . . .       262,900     273,126      4,439,693     16,181,418         4,504

EXPENSES
  Paid to affiliates:
             Investment advisory fees . . . . .       416,768      15,826        792,221      1,054,139           948
             Distribution fees. . . . . . . . .       148,846           0        282,936        527,069           593
  Paid to others:
             Custodial fees . . . . . . . . . .        20,439       1,738         22,723         10,202            35
             Directors fees and expenses. . . .         3,082         222          5,950         11,225             3
             Professional fees. . . . . . . . .         3,933         259          7,316         13,641             8
             Shareholder reporting costs. . . .         6,493         419         12,433         23,256            15
             Registration and filing fees . . .         3,409       1,572          9,375         13,460             0
             Other operating expenses . . . . .         4,868         472         10,028         21,752             1
                                                 -------------  ----------  -------------  -------------  ------------
  Total expenses. . . . . . . . . . . . . . . .       607,838      20,508      1,142,982      1,674,744         1,603
                                                 -------------  ----------  -------------  -------------  ------------
NET INVESTMENT INCOME (LOSS)                         (344,938)    252,618      3,296,711     14,506,674         2,901

REALIZED GAIN (LOSS) ON INVESTMENTS
  Proceeds from securities sold . . . . . . . .    13,183,365     943,507     12,250,817     40,058,234             0
  Cost of securities sold . . . . . . . . . . .   (13,482,939)   (925,015)   (11,410,202)   (39,732,773)            0
                                                 -------------  ----------  -------------  -------------  ------------
  Net realized gain (loss) on investments . . .      (299,574)     18,492        840,615        325,461             0

UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Appreciation, Beginning of period . . . . . .    19,152,504     215,460     28,576,083     12,371,460             0
  Appreciation, End of period . . . . . . . . .    29,216,865     248,942     38,527,225     10,432,619       233,274
                                                 -------------  ----------  -------------  -------------  ------------
  Net unrealized gain (loss) on investments . .    10,064,361      33,482      9,951,142     (1,938,841)      233,274
                                                 -------------  ----------  -------------  -------------  ------------
NET GAIN (LOSS) ON INVESTMENTS. . . . . . . . .     9,764,787      51,974     10,791,757     (1,613,380)      233,274
                                                 -------------  ----------  -------------  -------------  ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS . . . . . . . . . .  $  9,419,849   $ 304,592   $ 14,088,468   $ 12,893,294   $   236,175
                                                 =============  ==========  =============  =============  ============

 *From December 17, 1998 (commencement of operations) to December 31, 1998.

                   See Notes To Financial Statements

                           ADVANCE CAPITAL I, INC.
                     STATEMENT OF CHANGES IN NET ASSETS
                   YEARS ENDED DECEMBER 31, 1998 AND 1997

---------------------------------------------------------

                                                                            EQUITY GROWTH                        BOND
                                                                    ----------------------------    ----------------------------
                                                                         1998           1997             1998           1997
                                                                    -------------  -------------    -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
     Net investment income (loss). . . . . . . . . . . . . . . . .  $  (344,938)   $  (270,430)     $    252,618   $    282,005
     Net realized gain (loss) on investments . . . . . . . . . . .     (299,574)        356,554           18,492         38,190
     Net unrealized gain (loss) on investments . . . . . . . . . .    10,064,361      7,883,116           33,482         64,390
                                                                    -------------  -------------    -------------  -------------
     Net increase in net assets resulting from operations. . . . .     9,419,849      7,969,240          304,592        384,585

  Distributions to Shareholders:
     Net investment income . . . . . . . . . . . . . . . . . . . .             0              0        (252,618)      (282,005)
     Net realized gain on investments. . . . . . . . . . . . . . .             0      (228,769)         (18,492)       (37,120)
                                                                    -------------  -------------    -------------  -------------
     Total distributions to shareholders . . . . . . . . . . . . .             0      (228,769)        (271,110)      (319,125)

  Share Transactions:
     Net proceeds from sale of shares. . . . . . . . . . . . . . .    10,851,525     11,871,517          184,096        665,380
     Reinvestment of distributions . . . . . . . . . . . . . . . .             0        228,701          225,055        267,980
     Cost of shares reacquired . . . . . . . . . . . . . . . . . .   (6,542,846)    (4,275,354)        (899,446)    (1,226,311)
                                                                    -------------  -------------    -------------  -------------
     Net increase (decrease) derived from share transactions . . .     4,308,679      7,824,864        (490,295)      (292,951)
                                                                    -------------  -------------    -------------  -------------
     Net increase (decrease) in net assets . . . . . . . . . . . .    13,728,528     15,565,335        (456,813)      (227,491)

NET ASSETS
     Beginning of year . . . . . . . . . . . . . . . . . . . . . .    54,332,228     38,766,893        4,202,995      4,430,486
                                                                    -------------  -------------    -------------  -------------
     End of year . . . . . . . . . . . . . . . . . . . . . . . . .  $ 68,060,756   $ 54,332,228     $  3,746,182   $  4,202,995
                                                                    =============  =============    =============  =============
NUMBER OF SHARES
     Sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       605,020        774,840           17,285         64,974
     Shares issued from reinvestment of distributions. . . . . . .             0         13,258           21,229         25,755
     Reacquired. . . . . . . . . . . . . . . . . . . . . . . . . .     (360,707)      (271,579)         (85,145)      (118,547)
                                                                    -------------  -------------    -------------  -------------
     Net increase (decrease) in shares outstanding . . . . . . . .       244,313        516,519         (46,631)       (27,818)

     Outstanding:
       Beginning of year . . . . . . . . . . . . . . . . . . . . .     3,150,443      2,633,924          399,375        427,193
                                                                    -------------  -------------    -------------  -------------
       End of year . . . . . . . . . . . . . . . . . . . . . . . .     3,394,756      3,150,443          352,744        399,375
                                                                    =============  =============    =============  =============

                   See Notes To Financial Statements

                                ADVANCE CAPITAL I, INC.
                     STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                         YEARS ENDED DECEMBER 31, 1998 AND 1997

-------------------------------------------------------------------

                                                                                                             RETIREMENT
                                                                               BALANCED                        INCOME
                                                                    ----------------------------    ----------------------------
                                                                         1998           1997             1998           1997
                                                                    -------------  -------------    -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
     Net investment income (loss). . . . . . . . . . . . . . . . .  $  3,296,711   $  2,662,530     $ 14,506,674   $ 13,297,465
     Net realized gain (loss) on investments . . . . . . . . . . .       840,615      1,902,416          325,461        929,733
     Net unrealized gain (loss) on investments . . . . . . . . . .     9,951,142     11,905,973      (1,938,841)      7,541,320
                                                                    -------------  -------------    -------------  -------------
     Net increase in net assets resulting from operations. . . . .    14,088,468     16,470,919       12,893,294     21,768,518

  Distributions to Shareholders:
     Net investment income . . . . . . . . . . . . . . . . . . . .   (3,296,711)    (2,662,530)     (14,506,674)   (13,297,465)
     Net realized gain on investments. . . . . . . . . . . . . . .     (840,615)    (1,902,416)        (284,242)              0
                                                                    -------------  -------------    -------------  -------------
     Total distributions to shareholders . . . . . . . . . . . . .   (4,137,326)    (4,564,946)     (14,790,916)   (13,297,465)

  Share Transactions:
     Net proceeds from sale of shares. . . . . . . . . . . . . . .    25,495,015     17,779,709       29,094,377     28,904,791
     Reinvestment of distributions . . . . . . . . . . . . . . . .     4,102,654      4,535,246       14,595,861     13,134,267
     Cost of shares reacquired . . . . . . . . . . . . . . . . . .  (13,087,598)   (10,001,142)     (21,082,826)   (20,798,196)
                                                                    -------------  -------------    -------------  -------------
     Net increase (decrease) derived from share transactions . . .    16,510,071     12,313,813       22,607,412     21,240,862
                                                                    -------------  -------------    -------------  -------------
     Net increase (decrease) in net assets . . . . . . . . . . . .    26,461,213     24,219,786       20,709,790     29,711,915

NET ASSETS
     Beginning of year . . . . . . . . . . . . . . . . . . . . . .    99,421,459     75,201,673      200,511,106    170,799,191
                                                                    -------------  -------------    -------------  -------------
     End of year . . . . . . . . . . . . . . . . . . . . . . . . .  $125,882,672   $ 99,421,459     $221,220,896   $200,511,106
                                                                    =============  =============    =============  =============
NUMBER OF SHARES
     Sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1,559,384      1,211,965        2,736,189      2,825,132
     Shares issued from reinvestment of distributions. . . . . . .       248,724        298,348        1,372,921      1,275,428
     Reacquired. . . . . . . . . . . . . . . . . . . . . . . . . .     (797,921)      (671,556)      (1,985,302)    (2,023,575)
                                                                    -------------  -------------    -------------  -------------
     Net increase (decrease) in shares outstanding . . . . . . . .     1,010,187        838,757        2,123,808      2,076,985

     Outstanding:
       Beginning of year . . . . . . . . . . . . . . . . . . . . .     6,336,730      5,497,973       18,824,383     16,747,398

       End of year . . . . . . . . . . . . . . . . . . . . . . . .     7,346,917      6,336,730       20,948,191     18,824,383
                                                                    =============  =============    =============  =============

                   See Notes To Financial Statements

                        ADVANCE CAPITAL I, INC.
             STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
-----------------------------------------------------------

                                                                                                   CORNERSTONE
                                                                                                      STOCK
                                                                                                ------------------
                                                                                                Partial Year Ended*
                                                                                                December 31, 1998
                                                                                                ------------------
INCREASE IN NET ASSETS
  Operations:
     Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $      2,901
     Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0
     Net unrealized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . .      233,274
                                                                                                -------------
     Net increase in net assets resulting from operations . . . . . . . . . . . . . . . . . . .      236,175

  Distributions to Shareholders:
     Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (2,901)
     Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0
                                                                                                -------------
     Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . .      (2,901)

  Share Transactions:
     Net proceeds from sale of shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7,080,114
     Reinvestment of distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,901
     Cost of shares reacquired. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0
                                                                                                -------------
     Net increase derived from share transactions . . . . . . . . . . . . . . . . . . . . . . .    7,083,015
                                                                                                -------------
     Net increase in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7,316,289

NET ASSETS
     Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0
                                                                                                -------------
     End of period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $  7,316,289
                                                                                                =============
NUMBER OF SHARES
     Sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      699,003
     Shares issued from reinvestment of distributions . . . . . . . . . . . . . . . . . . . . .          277
     Reacquired . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0
                                                                                                -------------
     Net increase in shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . .      699,280

     Outstanding:
       Beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0
                                                                                                -------------
       End of period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      699,280
                                                                                                =============

* From December 17, 1998 (commencement of operations) to December 31, 1998.

                   See Notes To Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1.  ORGANIZATION OF THE COMPANY

     Advance Capital I, Inc. (the COMPANY) is a Maryland Corporation organized on March 6, 1987 and commenced operations on August 5, 1987. The COMPANY is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company (a mutual fund) offering shares in the following classes: Equity Growth Fund, Bond Fund, Balanced Fund, Retirement Income Fund and Cornerstone Stock Fund. On December 17, 1998, the Cornerstone Stock Fund commenced operations as a new class of shares of the COMPANY.

NOTE 2.  ACCOUNTING POLICIES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures in the financial statements.
Actual results could differ from these estimates.

     The following is a summary of significant accounting policies followed by the COMPANY.

SECURITY VALUATION

     Securities for which exchange quotations are readily available are valued at the last sale price (generally 4:00 PM Eastern time). If there is no sale price, they are valued at the last bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange), are valued primarily using dealer supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at cost which approximates market.

EXPENSES

     Most expenses of the COMPANY can be directly attributed to a fund. Expenses which cannot be directly attributed are generally apportioned between the Funds on the basis of average net assets.

FEDERAL INCOME TAXES

     It is each fund's policy to meet the requirements of the Internal Revenue Code that are applicable to regulated investment companies and each fund intends to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is provided.

DIVIDENDS

     Income dividends in the Bond, Balanced and Retirement Income Funds are declared daily, except on Saturdays, Sundays and holidays and are paid monthly on the last business day of the month. Income dividends in the Equity Growth and Cornerstone Stock Funds, if any, are declared annually and paid on the last business day of the year. Capital gain dividends, if any, are declared annually and paid in December. For 1998, distributions of net realized capital gains of $10,395, $840,615 and $284,242 were paid by the Bond, Balanced and Retirement Income Funds, respectively.

OTHER

     Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Premium and discount on fixed income securities are amortized using the effective interest method. Realized gains and losses on security transactions are determined on the first-in, first-out method for book and tax purposes. Net investment losses, for which no carryover is permitted, are offset against paid in capital.

NOTE 3.  TRANSACTIONS WITH AFFILIATES

     Advance Capital Management, Inc. (MANAGEMENT) (a wholly owned subsidiary of Advance Capital Group, Inc.) is the COMPANY'S investment adviser. T. Rowe Price Associates, Inc. (TRPA) serves as sub-adviser for that portion of the portfolio of assets of the Equity Growth Fund and Balanced Fund which are determined by MANAGEMENT to be invested in common stocks. Advance Capital Services, Inc. (SERVICES) (also a wholly owned subsidiary of Advance Capital Group, Inc.) is the distributor of the Company's shares. Advance Capital Group, Inc. (GROUP) is the Company's Administrator, Transfer Agent and Dividend Disbursing Agent.
For services provided by MANAGEMENT, the COMPANY pays a fee equal on an annual basis to .70% of the average daily net assets of the Equity Growth and Balanced Funds, .50% of the average daily net assets of the Retirement Income Fund, and .40% of the average daily net assets of the Bond and Cornerstone Stock Funds. For its services, TRPA is paid a fee by MANAGEMENT equal on an annual basis to .20% of the average daily net assets of the Equity Growth Fund and that portion of the Balanced Fund invested in common stocks for the first $100 million of assets managed and .15% of the average daily net assets exceeding $100 million. GROUP provides administrative, transfer agent and dividend disbursing agent services to the COMPANY. The COMPANY will reimburse SERVICES for actual expenses incurred in connection with the distribution of fund shares of the Equity Growth, Balanced, Retirement Income and Cornerstone Stock Funds, at a rate not to exceed .25% of each fund's average daily net assets.

     The COMPANY was charged investment advisory fees of $2,279,902 by MANAGEMENT for 1998. The COMPANY was charged distribution fees of $959,444 by SERVICES for 1998. At
December 31, 1998 an employee retirement plan sponsored by SERVICES owned 59,301 shares (1.8%) of the Equity Growth
Fund and 8,565 shares (0.1%) of the Balanced Fund.

     Certain officers and directors of GROUP, MANAGEMENT, and SERVICES, are also officers and directors of the COMPANY. Directors fees are only paid to outside directors and consist of a $2,500 annual retainer plus $250 per meeting attended.

NOTE 4.  INVESTMENT PORTFOLIO TRANSACTIONS

     The cost of purchases and proceeds from sales of investments, other than short-term obligations, for 1998 were as follows:


                Equity                                          Retirement      Cornerstone
                Growth          Bond            Balanced          Income           Stock
                -----------     ----------      -----------     -----------     -----------
Purchases       $16,894,235     $448,890        $28,665,902     $64,425,149     $7,056,807
Sales            13,183,365      943,507         12,250,817      40,058,234              0


     The cost of purchases and proceeds from sales of U.S.
Government securities included above were as follows:


                Equity                                          Retirement      Cornerstone
                Growth          Bond            Balanced        Income          Stock
                -----------     ----------      -----------     -----------     -----------
Purchases       None            $ 95,928        $1,654,688      $2,650,781      None
Sales           None             174,586         2,212,422       8,963,281      None


     Gross unrealized appreciation and depreciation of investments for book and tax purposes as of December 31, 1998 were as follows:


                Equity                                          Retirement      Cornerstone
                Growth          Bond            Balanced        Income          Stock
                -----------     --------        -----------     -----------     -----------
Appreciation    $31,413,365     $251,990        $39,842,798     $12,343,073     $272,177
Depreciation      2,196,500        3,048          1,315,573       1,910,454       38,903


NOTE 5.  CASH

     As of December 31, 1998, substantially all cash was invested in the Monitor Money Market Fund, bearing interest at a variable rate (approximately 4.6%).

NOTE 6.  CAPITAL LOSS CARRYOVERS

     For 1998, the Company utilized $41,220 of capital loss carryovers in the Retirement Income Fund. At December 31, 1998, capital loss carryovers and their expiration dates were as follows:


                    Equity
                    Growth
                   --------
December 31, 2006  $299,574


NOTE 7.  AUTHORIZED SHARES

     The Fund has one billion authorized shares of common stock, par value of $.001 per share. Each of the Fund's five portfolios has 200 million shares authorized.

                   REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
 Advance Capital I, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth Fund, Bond Fund, Balanced Fund, Retirement Income Fund and Cornerstone Stock Fund (constituting Advance Capital I, Inc., hereafter referred to as the "Company") at December 31, 1998, the results of each of their operations for the year or period then ended, the changes in each of their net assets for the periods indicated and the financial highlights for the four years in the period ended December 31, 1998 for the Equity Growth Fund, Bond Fund, Balanced Fund and Retirement Income
Fund and for the period from December 17, 1998 (commencement of operations) to December 31, 1998 for the Cornerstone Stock Fund, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe our audits, which included confirmation of securities at December
31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of Advance Capital I, Inc. for the year ended December
31, 1994 were audited by other independent accountants whose report dated February 15, 1995 expressed and unqualified opinion on those statements.

/s/ PricewaterhouseCoopers LLP

Detroit, Michigan
February 5, 1999

ADDITIONAL INFORMATION (UNAUDITED)

RESULTS OF ANNUAL SHAREHOLDER VOTE

     An Annual Meeting of Shareholders of the COMPANY was held at the Novi Hilton, 21111 Haggerty Road, Novi, Michigan, on July 24, 1998 for the following purposes:

     1.   To elect five Directors to hold office until the next
          Annual Meeting of Shareholders or until their successors have been elected and qualified.


               Directors Elected at Meeting       Votes For
               ----------------------------       ----------
               Joseph A. Ahern                    17,757,394
               Richard W. Holtcamp                17,651,791
               Harry Kalajian                     17,745,511
               John C. Shoemaker                  17,787,614
               Frank R. Zimmerman                 17,732,111

     2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the COMPANY for the fiscal year ending December 31,1998.

               Votes For:                         17,706,724
               Votes Against:                         30,183
               Votes to Abstain:                     130,664

ADVANCE CAPITAL I, INC.                ADVANCE CAPITAL I INC
                                       An investment company with five funds
INVESTMENT ADVISER:
Advance Capital Management, Inc.
One Towne Square, Suite 444
Southfield, Michigan 48076

SUB-ADVISER:
(Equity Growth and Balanced Funds)     EQUITY GROWTH FUND
T. Rowe Price Associates, Inc.         BOND FUND
100 East Pratt Street                  BALANCED FUND
Baltimore, Maryland 21202              RETIREMENT INCOME FUND
                                       CORNERSTONE STOCK FUND
DISTRIBUTOR:
Advance Capital Services, Inc.
P.O. Box 3144
Southfield, Michigan 48037

ADMINISTRATOR AND TRANSFER AGENT:
Advance Capital Group, Inc.
P.O. Box 3144
Southfield, Mighigan 48037

CUSTODIAN:
Huntington National Bank
220 Park Street, Suite 100
Birmingham, Michigan 48009

INDEPENDENT ACCOUNTANTS:
PricewaterhouseCoopers LLP
2050 North Woodward Avenue
Suite 200
Bloomfield Hills, MI 48304-2260

OFFICERS:
John C. Shoemaker, President
Robert J. Cappelli, Vice President & Treasurer
Charles J. Cobb, Vice President
Kathy J. Harkleroad, Secretary
                                       ANNUAL REPORT
BOARD OF DIRECTORS:                    DECEMBER 31, 1998
Joseph A. Ahern
Richard W. Holtcamp
Harry Kalajian
John C. Shoemaker
Frank R. Zimmerman

                           FORM N-1A

                  Part C - Other Information


Item 23.   Exhibits.
           ---------

	 (a)	We are incorporating the Articles of Incorporation,
                filing date 3/6/87, file #'s 033-13754, 811-05127, by
                reference.

		(i)	Amendment to Articles of Incorporation approved
                        by shareholder vote July 24, 1992.

	 (b)	We are incorporating the By-laws as approved and adopted
                by Registrant's Board of Directors, filing date 3/6/87, file #'s 033-13754, 811-05127, by reference.

	 (c)    Instruments Defining Rights of Security Holders

	 (d)	We are incorporating the Investment Advisory Agreement
                between Registrant and Advance Capital Management, Inc. dated August 3, 1987, amended July 24, 1992 and further amended July 24, 1998, filing date 8/14/98, file #'s 033-13754, 811-05127, by reference.

		(i)  Board Resolution dated July 24, 1992.

		(ii) Sub-Investment Advisory Agreements between Advance
                     Capital Management, Inc. and T. Rowe Price Associates, Inc. dated December 21, 1993 for Class A and December 17, 1993 for Class C.

	 (e) We are incorporating the Distribution Agreement between Registrant and Advance Capital Services, Inc. dated August 3, 1987 and amended July 24, 1998, filing date 8/14/98, file #'s 033-13754, 811-05127, by reference.

               (i)   Board Resolution dated July 24, 1992

	 (f)    None

	 (g) We are incorporating the Custodian Agreements between Registrant and Huntington National Bank dated June
                17, 1992 for Class A, Class B and Class C, August 5,
                1992 for Class E and July 24, 1998 for Class F, filing date 8/14/98, file #'s 033-13754, 811-05127, by reference.

	 (h)    None

	 (i) We are incorporating the Opinion and consent of counsel, filing date 2/22/99, file #033-13754, by reference.

	 (j)    Other consents.

	*      (i)   Consent of PricewaterhouseCoopers LLP.

	*      (ii)  Consent of Messrs. Berry Moorman

	 (k)    None

	 (l)    None

	 (m) We are incorporating the Plan of Distribution dated August 3, 1987, approved by shareholders July 22, 1988 and amended January 2, 1992 and further amended July 24, 1998, filing date 8/14/98, file #'s 033-13754, 811-05127, by reference.

	       (i)   Board Resolution Dated April 24, 1992.

	       (ii)  Board Resolution Dated July 24, 1992.

      *  (n)    Financial Data Schedule

	 (o)    None

    * Filed with this amendment.

Item 24.    Persons Controlled By or Under Common Control with Registrant.
            --------------------------------------------------------------
	    Included in Part B - Statement of Additional Information under the heading of Control Persons and Principal Holders of Securities is a detailed description of the principal holders of securities, including those that own more than 5% and the detailed holdings of directors and officers of the Company.

	    The holdings as of January 31, 1999 for Messrs. Raymond Rathka, John C. Shoemaker and Robert J. Cappelli, who are directors and officers of the Registrant's Investment Adviser, Advance Capital Management, Inc. and of the Registrant's transfer agent and administrator, Advance Capital Services, Inc., are included in that section of Part B mentioned in the preceding paragraph.

Item 25.    Indemnification
            ---------------

            Article VII, Section 3 of Registrant's Articles of Incorporation, incorporated by reference as Item 23, Exhibit
      (a) hereto, and Article VI, Section 2 of Registrant's Bylaws, incorporated by reference as Exhibit (b) hereto, provides for the indemnification of Registrant's directors and officers. Indemnification of the Registrant's principal underwriter is provided for in Section 4 of the Distribution Agreement, incorporated by reference as Exhibit (e) hereto. In no event will Registrant indemnify any of its directors, officers, employees, or agents against any liability to which said person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

	    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnifications against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of the Investment Advisor
            --------------------------------------------------------

            Advance Capital Management, Inc. ("Management") is a
       Michigan corporation established in 1986 for the purpose of providing investment management services. Management, a registered investment adviser with the Securities and Exchange Commission and the State of Michigan, is a wholly owned subsidiary of Advance Capital Group, Inc.("Group"). Group also owns Advance Capital Services, Inc. ("Services") a financial services company that is a licensed National Association of Securities Dealers, Inc. broker-dealer. The owners of Group and the directors and officers of Services and Management are the same three individuals, Raymond A. Rathka, John C. Shoemaker, and Robert J. Cappelli. The address for all three companies is One Towne Square, Suite 444, Southfield, Michigan, 48076. The chart below shows the ownership and control of these three firms and of the Registrant as well.


Position	Group		Services	Management		Registrant
-----------     -----------     -----------     -----------             -----------
Owner(s)	Cappelli	Group		Group			Shareholders
		Rathka
		Shoemaker

Directors	Cappelli	Cappelli	Cappelli		Ahern, J.A.
		Rathka		Rathka		Rathka			Holtcamp, R.W.
		Shoemaker			Shoemaker		Kalajian, H.
									Shoemaker
									Zimmerman, F.R.

President	Rathka		Cappelli	Shoemaker		Shoemaker

Vice President	Shoemaker	Shoemaker	Cappelli		Cappelli
									Cobb


Treasurer	Cappelli	Rathka		Rathka			Cappelli

Secretary	Shoemaker	Shoemaker	Shoemaker		Harkleroad

Item 27.     Principal Underwriters.
             -----------------------

	     Advance Capital Services, Inc.("Services") is a Michigan corporation which was established in 1986 to provide financial
      services and broker-dealer services.   Currently, it is not
      distributing securities for any other investment companies. The directors and officers of Services are identified in Item 26 above.

Item 28.     Location of Accounts and Records
             --------------------------------

      (1)     Advance Capital Management, Inc., One Towne Square,
              Suite 444, Southfield, Michigan, 48076 (records relating to its functions as investment adviser).

      (2) Advance Capital Services, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076 (records relating to its functions as distributor)

      (3) Advance Capital Group, Inc., One Towne Square, Suite 444, Southfield, Michigan 48076 (records relating to its functions as administrator and transfer agent)

      (4) Huntington National Bank, 220 Park Street, Suite 100, Birmingham, Michigan 48009 (records relating to its functions as custodian).

      (5) Berry Moorman, 600 Woodbridge Place, Place, Detroit, Michigan 48226 (Registrant's Articles of Incorporation and Bylaws).

Item 29.      Management Services.
              --------------------

              Inapplicable.

Item 30.      Undertakings.
              -------------

	      None.

       SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a)(i) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 23 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


ADVANCE CAPITAL I, INC.
Registrant


By  /s/ Kathy J. Harkleroad	                4/21/99
    ----------------------------------------	----------
    Kathy J. Harkleroad - Secretary		Date


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Principal Executive Officer:

/s/ John C. Shoemaker                           4/21/99
---------------------------------------------   ----------
John C. Shoemaker - President and Director	Date

Principal Financial Officer:

/s/ Robert J. Cappelli                          4/21/99
---------------------------------------------   ----------
Robert J. Cappelli - Treasurer			Date

Directors:

/s/ Joseph A. Ahern                     	4/20/99
---------------------------------------------   ----------
Joseph A. Ahern					Date

/s/ Richard W. Holtcamp                      	4/21/99
---------------------------------------------   ----------
Richard W. Holtcamp				Date

/s/ Harry Kalajian          			4/21/99
---------------------------------------------   ----------
Harry Kalajian					Date

/s/ Frank R. Zimmerman                          4/21/99
---------------------------------------------   ----------
Frank R. Zimmerman				Date